                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-00487

                          SECURITY LARGE CAP VALUE FUND
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           MICHAEL G. ODLUM, PRESIDENT
                          SECURITY LARGE CAP VALUE FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: September 30

                  Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(New York Building)

SECURITY FUNDS(SM)

ANNUAL REPORT

SEPTEMBER 30, 2005

-    SECURITY EQUITY FUND

     -    ALPHA OPPORTUNITY SERIES

     -    ENHANCED INDEX SERIES

     -    EQUITY SERIES

     -    GLOBAL SERIES

     -    LARGE CAP GROWTH SERIES

     -    MID CAP VALUE SERIES

     -    SELECT 25(R) SERIES

     -    SMALL CAP GROWTH SERIES

     -    SOCIAL AWARENESS SERIES

-    SECURITY LARGE CAP VALUE FUND

-    SECURITY MID CAP GROWTH FUND

(SECURITY BENEFIT(SM) LOGO)
Security Distributors, Inc.

                              SECURITY EQUITY FUND
                         SECURITY LARGE CAP VALUE FUND
                          SECURITY MID CAP GROWTH FUND

                               SEPTEMBER 30, 2005

                                  ANNUAL REPORT

                                TABLE OF CONTENTS

Security Equity Fund
   Alpha Opportunity Series...............................................     2
   Enhanced Index Series .................................................    13
   Equity Series .........................................................    25
   Global Series .........................................................    35
   Large Cap Growth Series................................................    45
   Mid Cap Value Series...................................................    53
   Select 25(R) Series....................................................    63
   Small Cap Growth Series................................................    71
   Social Awareness Series................................................    81
Security Large Cap Value Fund.............................................    91
Security Mid Cap Growth Fund..............................................   101
Notes to Financial Statements.............................................   111
Report of Independent Registered Public Accounting Firm...................   121
Directors and Officers....................................................   122

                                                            SECURITY EQUITY FUND
Manager's Commentary                                    ALPHA OPPORTUNITY SERIES
November 15, 2005                                                    (unaudited)

Advised by: (SECURITY BENEFIT(SM) LOGO)        and    (MAINSTREAM LOGO)
            Security Management Company, LLC         INVESTMENT ADVISERS

                                                          Subadvisor, Mainstream
                                                             Investment Advisers

(PHOTO OF BILL JENKINS)
Co-Portfolio Manager

(PHOTO OF MARK LAMB)
Co-Portfolio Manager

TO OUR SHAREHOLDERS:

We finished September with a strong month, a solid third quarter 2005, resulting in a good return for the trailing twelve months ended September 30.

For the twelve-month period, the portfolio construction has been composed primarily of long positions with small levels of cash and short equity holdings. With the S&P 500 Index up over 12% for the twelve months, this asset mix served us well. Our performance during the course of the year has been paced largely by basic materials including energy, industrials and transportation. These sectors outperformed for the period-another contributor to the good performance.

Our underlying investment theme remains essentially the same - we believe this market will work higher. Equities remain both relatively undervalued and absolutely under-owned. Stocks clearly offer attractive valuations versus other investment marketplace options such as real estate and fixed income instruments. Further, equity exposure remains low for laymen and professional investors alike. Whether it is the resilient overall economy, good corporate profits, low long-term interest rates or the stable dollar, the basic backdrop to our equity environment appears attractive. Nonetheless, we remain in an environment where most investors view the equity opportunity "glass" as at least half empty, as opposed to more than half full.

The prevailing consensus believes equities are in a range-bound market for years to come, and consequently, are emphasizing assets with a low correlation to stocks. We actually take little exception with this general scenario. We, however, believe the market is currently trading low in the projected range. Equities could appreciate significantly and still be within the potential trading range. In fact, our best thinking is that stocks will continue to work higher, just as they did during the 1930's. Much like the Thirties, there is much to worry about - but after the prior market tumble, these issues are already discounted in equity valuations. We remain vigilant for new information which might impact our perspective.

Sincerely,


-------------------------------------
Bill Jenkins
Co-Portfolio Manager


-------------------------------------
Mark Lamb
Co-Portfolio Manager

                                                            SECURITY EQUITY FUND
Performance Summary                                     ALPHA OPPORTUNITY SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY ALPHA OPPORTUNITY SERIES VS. S&P 500 INDEX

ALPHA OPPORTUNITY SERIES


                    07/07/03           9,425.00
                     9/30/03           9,632.42
                    12/31/03          11,152.88
                    03/31/04          11,381.30
                    06/30/04          11,609.72
                    09/30/04          11,709.03
                    12/31/04          12,528.57
                    03/31/05          12,486.06
                    06/30/05          12,358.54
                    09/30/05          13,144.90



S&P 500 INDEX

INCEPTION 7/01/03                     10,000.00
                    09/30/03          10,264.66
                    12/31/03          11,515.49
                    03/31/04          11,710.84
                    06/30/04          11,912.75
                    09/30/04          11,689.41
                    12/31/04          12,768.79
                    03/31/05          12,493.71
                    06/30/05          12,663.78
                    09/30/05          13,120.77


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Alpha Opportunity Series on July 7, 2003 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends rein- vested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    5.28%
Consumer Staples                          0.60
Energy                                    3.50
Financials                                2.24
Health Care                               1.21
Industrials                              26.94
Information Technology                    4.70
Materials                                13.36
Telecommunication Services                0.26
Exchange Traded Funds                     2.11
U.S. Government Sponsored Agencies       36.36
Asset Backed Securities                   1.79
Cash & other assets, less liabilities     1.65
                                        ------
Total Net Assets                        100.00
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR    SINCE INCEPTION
---------------------        ------    ---------------
A Shares                     12.26%   16.04% (7-07-03)
A Shares with sales charge    5.80%   13.01% (7-07-03)
B Shares                     11.39%   15.17% (7-07-03)
B Shares with CDSC            6.39%   14.03% (7-07-03)
C Shares                     11.39%   15.17% (7-07-03)
C Share with CDSC            10.39%   15.17% (7-07-03)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduc-tion of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any appli-cable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.


                                        3                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                     ALPHA OPPORTUNITY SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                      BEGINNING         ENDING      EXPENSES PAID
                    ACCOUNT VALUE   ACCOUNT VALUE       DURING
                       04-01-05      09-30-05(1)      PERIOD(2)
                    -------------   -------------   -------------
Alpha Opportunity
Series - Class A
   Actual             $1,000.00       $1,052.80         $14.92
   Hypothetical        1,000.00        1,010.47          14.62

Alpha Opportunity
Series - Class B
   Actual              1,000.00        1,048.30          18.74
   Hypothetical        1,000.00        1,006.73          18.36

Alpha Opportunity
Series - Class C
   Actual              1,000.00        1,048.30          18.74
   Hypothetical        1,000.00        1,006.73          18.36

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 5.28%, 4.83% and 4.83%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (2.90%, 3.65% and 3.65% for Class A, B and C shares, respectively), net of any applicable fee waivers or expense reimbursements, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                            SECURITY EQUITY FUND
Schedule of Investments                                 ALPHA OPPORTUNITY SERIES
September 30, 2005

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS - 60.2%

AEROSPACE & DEFENSE - 0.9%
United Technologies Corporation                               4,800   $  248,832
                                                                      ----------

AGRICULTURAL PRODUCTS - 0.2%
Archer-Daniels-Midland Company                                2,500       61,650
                                                                      ----------

AIR FREIGHT & LOGISTICS - 0.3%
UTI Worldwide, Inc.                                           1,100       85,470
                                                                      ----------

AIRLINES - 1.5%
Continental Airlines, Inc. (Cl.B)*                           13,000      125,580
Gol - Linhas Aereas Inteligentes S.A. ADR                     1,700       55,165
Mesa Air Group, Inc.*                                        16,100      132,825
Southwest Airlines Company                                    5,000       74,250
                                                                      ----------
                                                                         387,820
                                                                      ----------

APPAREL RETAIL - 0.4%
AnnTaylor Stores Corporation*                                 3,700       98,235
                                                                      ----------

APPAREL, ACCESSORIES & LUXURY GOODS - 0.3%
Polo Ralph Lauren Corporation                                 1,700       85,510
Unifi, Inc.*                                                    500        1,670
                                                                      ----------
                                                                          87,180
                                                                      ----------

APPLICATION SOFTWARE - 0.1%
Ultimate Software Group, Inc.*                                1,500       27,630
                                                                      ----------

ASSET MANAGEMENT & CUSTODY BANKS - 0.7%
Affiliated Managers Group, Inc.*                              2,500      181,050
                                                                      ----------

AUTOMOTIVE RETAIL - 1.4%
CarMax, Inc.*                                                11,900      372,113
                                                                      ----------

BUILDING PRODUCTS - 1.6%
American Standard Companies, Inc.                             4,300      200,165
Armstrong Holdings, Inc.*                                     3,700        8,177
ElkCorp                                                       1,700       60,809
Interline Brands, Inc.*                                       2,100       44,121
Simpson Manufacturing Company, Inc.                           2,800      109,592
                                                                      ----------
                                                                         422,864
                                                                      ----------

CASINOS & GAMING - 0.0%
Mikohn Gaming Corporation*                                    1,100       14,619
                                                                      ----------

COMMODITY CHEMICALS - 0.4%
Lyondell Chemical Company                                     3,300       94,446
Valhi, Inc.                                                     500        8,990
                                                                      ----------
                                                                         103,436
                                                                      ----------

COMMUNICATIONS EQUIPMENT - 0.3%
Motorola, Inc.                                                3,700       81,733
                                                                      ----------

COMPUTER HARDWARE - 0.2%
ENGlobal Corporation*                                         6,300       50,967
                                                                      ----------

CONSTRUCTION & ENGINEERING - 4.0%
Chicago Bridge & Iron Company N.V                             2,800   $   87,052
Fluor Corporation                                             7,000      450,660
Granite Construction, Inc.                                    3,900      149,136
Infrasource Services, Inc.*                                   4,500       65,475
Perini Corporation*                                           1,600       29,120
Shaw Group, Inc.*                                             1,100       27,126
URS Corporation*                                              6,600      266,574
                                                                      ----------
                                                                       1,075,143
                                                                      ----------

CONSTRUCTION & FARM MACHINERY - 6.4%
Cascade Corporation                                             500       24,350
Caterpillar, Inc.                                            10,100      593,375
Federal Signal Corporation                                    3,900       66,651
JLG Industries, Inc.                                          2,400       87,816
Joy Global, Inc.                                              2,600      131,196
Lindsay Manufacturing Company                                 2,700       59,427
Manitowoc Company, Inc.                                       2,800      140,700
Terex Corporation*                                            6,700      331,181
Trinity Industries, Inc.                                      2,600      105,274
Wabtec Corporation                                            6,000      163,680
                                                                      ----------
                                                                       1,703,650
                                                                      ----------

CONSTRUCTION MATERIALS - 3.3%
Cemex S.A. de C.V. ADR                                        1,500       78,450
Eagle Materials, Inc.                                         3,300      400,521
Texas Industries, Inc.                                        2,000      108,800
Vulcan Materials Company                                      3,800      281,998
                                                                      ----------
                                                                         869,769
                                                                      ----------

CONSUMER ELECTRONICS - 1.5%
Harman International Industries, Inc.                         3,800      388,626
                                                                      ----------

DATA PROCESSING & OUTSOURCED SERVICES - 0.8%
Electronic Data Systems Corporation                           9,900      222,156
                                                                      ----------

DISTRIBUTORS - 0.3%
Beacon Roofing Supply, Inc.*                                  2,200       71,874
                                                                      ----------

DIVERSIFIED CHEMICALS - 0.6%
BASF AG ADR                                                   2,200      165,880
                                                                      ----------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
Corrections Corporation of America*                           4,100      162,770
Ritchie Brothers Auctioneers, Inc.                            2,000       87,980
                                                                      ----------
                                                                         250,750
                                                                      ----------

DIVERSIFIED METALS & MINING - 1.1%
Alumina, Ltd. ADR                                             5,000       94,450
Apex Silver Mines, Ltd.*                                      2,000       31,420
Cameco Corporation                                            1,600       85,600
Stillwater Mining Company*                                    7,900       72,285
                                                                      ----------
                                                                         283,755
                                                                      ----------


                                        5                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                 ALPHA OPPORTUNITY SERIES
September 30, 2005

                                                              NUMBER     MARKET
                                                            OF SHARES     VALUE
                                                            ---------   --------
COMMON STOCKS (CONTINUED)

ELECTRICAL COMPONENTS & EQUIPMENT - 2.6%
Cooper Industries, Ltd.                                         3,800   $262,732
General Cable Corporation*                                      3,300     55,440
Regal-Beloit Corporation                                        4,300    139,492
Roper Industries, Inc.                                          2,700    106,083
Thomas & Betts Corporation*                                     3,800    130,758
                                                                        --------
                                                                         694,505
                                                                        --------

ELECTRONIC EQUIPMENT MANUFACTURERS - 0.4%
TDK Corporation                                                 1,000     71,820
Tektronix, Inc.                                                 1,300     32,799
                                                                        --------
                                                                         104,619
                                                                        --------

ELECTRONIC MANUFACTURING SERVICES - 0.0%
Kemet Corporation*                                              1,900     15,922
                                                                        --------

ENVIRONMENTAL & FACILITIES SERVICES - 0.4%
Allied Waste Industries, Inc.*                                  9,500     80,275
TRC Companies, Inc.*                                            1,100     17,160
                                                                        --------
                                                                          97,435
                                                                        --------

EXCHANGE TRADED FUNDS - 2.1%
iShares FTSE/Xinhua China 25 Index Fund*                        3,800    244,036
iShares MSCI Hong Kong Index                                    5,700     77,406
iShares MSCI Singapore Index Fund                               5,800     46,284
iShares S&P Europe 350 Index Fund                               2,400    192,960
                                                                        --------
                                                                         560,686
                                                                        --------

FOOD DISTRIBUTORS - 0.1%
Premium Standard Farms, Inc.                                    1,600     23,712
                                                                        --------

FOOD RETAIL - 0.2%
Kroger Company*                                                 2,200     45,298
                                                                        --------

FOREST PRODUCTS - 1.6%
Louisiana-Pacific Corporation                                   1,300     35,997
Weyerhaeuser Company                                            5,500    378,125
                                                                        --------
                                                                         414,122
                                                                        --------

HEALTH CARE EQUIPMENT - 0.8%
Foxhollow Technologies, Inc.*                                   4,600    219,006
                                                                        --------

HEALTH CARE SERVICES - 0.1%
Res-Care, Inc.*                                                 1,600     24,624
                                                                        --------

HOMEBUILDING - 0.1%
Champion Enterprises, Inc.*                                     1,800     26,604
                                                                        --------

HOTELS, RESORTS & CRUISE LINES - 0.4%
Gaylord Entertainment Company*                                  2,300    109,595
                                                                        --------

INDUSTRIAL CONGLOMERATES - 0.7%
ABB, Ltd. ADR*                                                  9,500     69,920
Walter Industries, Inc.                                         2,400    117,408
                                                                        --------
                                                                         187,328
                                                                        --------

INDUSTRIAL MACHINERY - 3.1%
Flowserve Corporation*                                          2,100   $ 76,335
Graco, Inc.                                                     1,900     65,132
Idex Corporation                                                1,200     51,060
Kennametal, Inc.                                                3,800    186,352
Lincoln Electric Holdings, Inc.                                 1,900     74,860
Portec Rail Products, Inc.                                      2,700     37,719
Tennant Company                                                 5,200    213,096
Timken Company                                                  2,000     59,260
Valmont Industries, Inc.                                        1,700     49,912
                                                                        --------
                                                                         813,726
                                                                        --------

INTEGRATED OIL & GAS - 0.4%
Braskem S.A. ADR                                                4,700     97,384
                                                                        --------

INVESTMENT BANKING & BROKERAGE - 0.1%
Charles Schwab Corporation                                      1,800     25,974
                                                                        --------

LIFE & HEALTH INSURANCE - 0.1%
UnumProvident Corporation                                       1,100     22,550

MARINE - 0.2%
Kirby Corporation*                                              1,100     54,373
                                                                        --------

OIL & GAS DRILLING - 1.1%
Transocean, Inc.*                                               4,600    282,026
                                                                        --------

OIL & GAS EQUIPMENT & SERVICES - 2.1%
Schlumberger, Ltd.                                              6,500    548,470
                                                                        --------

OTHER DIVERSIFIED FINANCIAL SERVICES - 0.3%
Asset Acceptance Capital Corporation*                           2,800     83,916
                                                                        --------

PACKAGED FOODS & MEATS - 0.1%
Gold Kist, Inc.*                                                1,400     27,370
                                                                        --------

PAPER PACKAGING - 0.9%
Temple-Inland, Inc.                                             6,200    253,270
                                                                        --------

PAPER PRODUCTS - 0.5%
Aracruz Cellulose S.A. ADR                                      2,500    101,450
Domtar, Inc.                                                    3,800     24,396
                                                                        --------
                                                                         125,846
                                                                        --------

PHARMACEUTICALS - 0.3%
PRA International*                                              2,600     78,806
                                                                        --------

RAILROADS - 1.7%
Genesee & Wyoming, Inc.*                                       13,200    418,440
RailAmerica, Inc.*                                              2,100     24,990
                                                                        --------
                                                                         443,430
                                                                        --------

REAL ESTATE INVESTMENT TRUSTS - 1.1%
Rayonier, Inc.                                                  4,900    282,338
                                                                        --------

SEMICONDUCTOR EQUIPMENT - 0.1%
Entegris, Inc.*                                                 1,500     16,950
                                                                        --------


                                        6                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                 ALPHA OPPORTUNITY SERIES
September 30, 2005

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)

SEMICONDUCTORS - 2.3%
Broadcom Corporation*                                        3,800   $   178,258
Texas Instruments, Inc.                                     13,000       440,700
                                                                     -----------
                                                                         618,958
                                                                     -----------

SPECIALTY CHEMICALS - 1.5%
Chemtura Corporation                                         4,700        58,374
Sigma-Aldrich Corporation                                    5,400       345,924
                                                                     -----------
                                                                         404,298
                                                                     -----------

SPECIALTY STORES - 0.9%
OfficeMax, Inc.                                              1,600        50,672
Tiffany & Company                                            4,600       182,942
                                                                     -----------
                                                                         233,614
                                                                     -----------

STEEL - 3.5%
Gerdau Ameristeel Corporation                                3,800        19,760
Metal Management, Inc.                                       6,700       169,845
NN, Inc.                                                     8,500       101,915
Nucor Corporation                                            4,600       271,354
Roanoke Electric Steel Corporation                           2,800        56,084
Schnitzer Steel Industries, Inc.                             2,500        81,425
Steel Dynamics, Inc.                                         6,300       213,948
Universal Stainless & Alloy Products, Inc.*                    600        10,080
                                                                     -----------
                                                                         924,411
                                                                     -----------

TECHNOLOGY DISTRIBUTORS - 0.4%
Anixter International, Inc.*                                 1,100        44,363
Ingram Micro, Inc.*                                          3,400        63,036
                                                                     -----------
                                                                         107,399
                                                                     -----------

TRADING COMPANIES & DISTRIBUTORS - 2.6%
GATX Corporation                                            10,700       423,185
Hughes Supply, Inc.                                          5,000       163,000
United Rentals, Inc.*                                        2,900        57,159
Watsco, Inc.                                                   800        42,488
                                                                     -----------
                                                                         685,832
                                                                     -----------

WIRELESS TELECOMMUNICATION SERVICE - 0.2%
SK Telecom Company, Ltd. ADR                                 3,100        67,704
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $15,767,414)                                                 15,977,303
                                                                     -----------

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
U.S. GOVERNMENT SPONSORED AGENCIES - 36.3%
Federal Farm Credit Bank,
   3.671%, 11-02-05(2)                                  $  675,000   $   672,930
Federal Home Loan Bank:
   3.57%, 10-26-05(2)                                    1,125,000     1,122,412
   3.666%, 12-09-05(2)                                     600,000       595,790
   3.724%, 12-15-05(2)                                     180,000       178,624
   3.87%, 12-28-05(2)                                      225,000       222,974
Federal Home Loan Mortgage Corporation:
   3.488%, 10-11-05(2)                                     500,000       499,600
   3.519%, 10-18-05(2)                                     675,000       673,987
   3.689%, 11-10-05(2)                                     200,000       199,223
   3.716%, 11-22-05(2)                                     860,000       855,605
   3.80%, 12-20-05(2)                                      550,000       545,508
   3.928%, 12-28-05(2)                                     400,000       396,398
Federal National Mortgage Association:
   3.472%, 10-05-05(2)                                     575,000       574,885
   3.508%, 10-12-05(2)                                     275,000       274,752
   3.534%, 10-19-05(2)                                     275,000       274,560
   3.614%, 11-04-05(2)                                     300,000       299,019
   3.696%, 11-16-05(2)                                   1,050,000     1,045,277
   3.725%, 11-30-05(2)                                     700,000       695,850
   3.663%, 12-07-05(2)                                     525,000       521,426
                                                                     -----------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
   (cost $9,647,714)                                                   9,648,820
                                                                     -----------

ASSET BACKED SECURITIES - 1.8%

AUTO - 0.6%
Ford Credit Auto Owner Trust, 2002-D A4B,
   3.888% - 11-25-06(1,2)                                  161,671       161,688
                                                                     -----------
OTHER - 1.2%
Credit-Based Asset Servicing & Securitization,
   2005-CB2, 3.93% - 04-25-36(1,2)                         313,773       313,810
                                                                     -----------
TOTAL ASSET BACKED SECURITIES
   (cost $475,547)                                                       475,498
                                                                     -----------
TOTAL INVESTMENTS - 98.3%
   (cost $25,890,675)                                                 26,101,621
CASH & OTHER ASSETS, LESS LIABILITIES(2) - 1.7%                          438,917
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $26,540,538
                                                                     ===========

For federal income tax purposes, the identified cost of investments owned at September 30, 2005 was $25,923,001.

*    Non-income producing security

ADR (American Depositary Receipt)

(1) Variable rate security. Rate indicated is rate effective at September 30, 2005.

(2)  Security is segregated as collateral for open futures contracts.


                                        7                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                        ALPHA OPPORTUNITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005

ASSETS:
Investments, at value(1) .........................................   $26,101,621
Cash .............................................................     1,182,693
Receivables:
   Fund shares sold ..............................................        39,375
   Securities sold ...............................................     4,008,447
   Interest ......................................................           484
   Dividends .....................................................         5,672
   Variation margin on futures contracts .........................        21,250
Prepaid expenses .................................................        19,585
                                                                     -----------
Total assets .....................................................    31,379,127
                                                                     -----------
LIABILITIES:
Payable for:
   Securities purchased ..........................................     4,721,322
   Fund shares redeemed ..........................................        22,185
   Management fees ...............................................        44,081
   Custodian fees ................................................           886
   Transfer agent and administration fees ........................         6,438
   Professional fees .............................................        12,024
   12b-1 distribution plan fees ..................................        31,182
   Other .........................................................           471
                                                                     -----------
Total liabilities ................................................     4,838,589
                                                                     -----------
NET ASSETS .......................................................   $26,540,538
                                                                     ===========
NET ASSETS CONSIST OF:
Paid in capital ..................................................   $24,341,300
Accumulated undistributed net realized gain on sale of
   investments, short positions and futures ......................     1,931,563
Net unrealized appreciation in value of investments and
   futures .......................................................       267,675
                                                                     -----------
Net assets .......................................................   $26,540,538
                                                                     ===========
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) .......................     1,182,414
Net assets .......................................................   $14,621,949
Net asset value and redemption price per share ...................   $     12.37
                                                                     ===========
Maximum offering price per share (net asset value divided
   by 94.25%) ....................................................   $     13.12
                                                                     ===========
CLASS B:
Capital shares outstanding (unlimited number of shares
   authorized) ...................................................       337,964
Net assets .......................................................   $ 4,105,937
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ...   $     12.15
                                                                     ===========
CLASS C:
Capital shares outstanding (unlimited number of shares
   authorized) ...................................................       642,972
Net assets .......................................................   $ 7,812,652
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ...   $     12.15
                                                                     ===========
(1)  Investments, at cost ........................................   $25,890,675

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends .....................................................   $  140,637
   Interest ......................................................      290,677
                                                                     ----------
   Total investment income .......................................      431,314
                                                                     ----------

EXPENSES:
   Management fees ...............................................      442,005
   Custodian fees ................................................        3,102
   Transfer agent/maintenance fees ...............................       27,480
   Administration fees ...........................................       36,067
   Directors' fees ...............................................          505
   Professional fees .............................................       21,479
   Reports to shareholders .......................................        2,738
   Registration fees .............................................       30,056
   Other expenses ................................................          994
   Dividends on short sales ......................................        7,033
   12b-1 distribution plan fees - Class A ........................       27,973
   12b-1 distribution plan fees - Class B ........................       33,614
   12b-1 distribution plan fees - Class C ........................       66,590
                                                                     ----------
   Total expenses ................................................      699,636
   Less:
      Reimbursement of expenses - Class A ........................       (8,513)
      Reimbursement of expenses - Class B ........................       (2,633)
      Reimbursement of expenses - Class C ........................       (4,683)
                                                                     ----------
Net expenses .....................................................      683,807
                                                                     ----------
Net investment loss ..............................................     (252,493)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) during the period on:
   Investments ...................................................    1,983,688
   Securities sold short .........................................     (171,402)
   Futures .......................................................      497,788
                                                                     ----------
   Net realized gain .............................................    2,310,074
                                                                     ----------
Net unrealized appreciation
   during the period on:
   Investments ...................................................       33,117
   Securities sold short .........................................          109
   Futures .......................................................      111,302
                                                                     ----------
   Net unrealized  appreciation ..................................      144,528
                                                                     ----------
   Net realized and unrealized gain ..............................    2,454,602
                                                                     ----------
   Net increase in net assets resulting from operations ..........   $2,202,109
                                                                     ==========


                                        8                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                      ALPHA OPPORTUNITY SERIES

                                                       YEAR ENDED    YEAR ENDED
                                                       SEPTEMBER      SEPTEMBER
                                                        30, 2005      30, 2004
                                                      -----------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ............................   $  (252,493)   $  (174,094)
   Net realized gain during the period on
      investments, futures and securities sold
      short .......................................     2,310,074      1,473,623
   Net unrealized appreciation during the period
      on investments, futures and securities sold
      short .......................................       144,528        288,945
                                                      -----------    -----------
   Net increase in net assets resulting from
      operations ..................................     2,202,109      1,588,474
                                                      -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain
      Class A .....................................      (604,730)      (199,700)
      Class B .....................................      (202,618)      (101,286)
      Class C .....................................      (478,033)      (121,452)
                                                      -----------    -----------
   Total distributions to shareholders ............    (1,285,381)      (422,438)
                                                      -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A .....................................    11,459,073      3,466,497
      Class B .....................................     1,533,972        224,035
      Class C .....................................     4,544,101      1,024,036
   Distributions reinvested
      Class A .....................................       591,209        199,093
      Class B .....................................       202,336        101,286
      Class C .....................................       269,335        120,826
   Cost of shares redeemed
      Class A .....................................    (4,559,666)      (633,085)
      Class B .....................................      (107,116)          (400)
      Class C .....................................      (332,772)       (34,197)
                                                      -----------    -----------
   Net increase from capital share transactions ...    13,600,472      4,468,091
                                                      -----------    -----------
   Net increase in net assets .....................    14,517,200      5,634,127
                                                      -----------    -----------
NET ASSETS:
   Beginning of period ............................    12,023,338      6,389,211
                                                      -----------    -----------
   End of period ..................................   $26,540,538    $12,023,338
                                                      ===========    ===========
   Accumulated net investment loss at end of
      period ......................................   $        --    $      (268)
                                                      ===========    ===========
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A .....................................       970,012        306,745
      Class B .....................................       130,674         19,998
      Class C .....................................       378,831         92,100
   Shares reinvested
      Class A .....................................        50,401         18,034
      Class B .....................................        17,458          9,208
      Class C .....................................        23,238         10,984
   Shares redeemed
      Class A .....................................      (393,904)       (56,279)
      Class B .....................................        (9,111)           (35)
      Class C .....................................       (28,119)        (3,051)


                                        9                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                    ALPHA OPPORTUNITY SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                          YEAR ENDED
                                                                       SEPTEMBER 30,
                                                          --------------------------
CLASS A                                                     2005     2004    2003(E)
-------                                                   -------   ------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 11.79   $10.21   $10.00
                                                          -------   ------   ------
Income (loss) from investment operations:
Net investment income (loss)(c)                             (0.10)   (0.16)   (0.03)
Net gain (loss) on securities (realized and unrealized)      1.50     2.33     0.24
                                                          -------   ------   ------
Total from investment operations                             1.40     2.17     0.21
                                                          -------   ------   ------
Less distributions:
Dividends from net investment income                           --       --       --
Distributions from realized gains                           (0.82)   (0.59)      --
                                                          -------   ------   ------
Total distributions                                         (0.82)   (0.59)      --
                                                          -------   ------   ------
Net asset value, end of period                            $ 12.37   $11.79   $10.21
                                                          =======   ======   ======
TOTAL RETURN(A)                                             12.26%   21.68%    2.10%
                                                          -------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $14,622   $6,556   $2,935
                                                          -------   ------   ------
Ratios to average net assets:
Net investment income (loss)                                (0.83%)  (1.48%)  (1.35%)
Total expenses(b)                                            2.94%    3.57%    3.25%
Net expenses(d)                                              2.86%    2.78%    2.75%
Expenses prior to custodian earnings credits
   and net of expense waivers                                2.86%    2.79%    2.75%
Net expenses prior to performance fee adjustment(f)          2.78%    2.78%    2.75%
                                                          -------   ------   ------
Portfolio turnover rate                                     1,502%   1,175%     867%

                                                                          YEAR ENDED
                                                                       SEPTEMBER 30,
                                                          --------------------------
CLASS B                                                     2005     2004    2003(E)
-------                                                   -------   ------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 11.68   $10.20   $10.00
                                                          -------   ------   ------
Income (loss) from investment operations:
Net investment income (loss)(c)                             (0.18)   (0.25)   (0.05)
Net gain (loss) on securities (realized and unrealized)      1.47     2.32     0.25
                                                          -------   ------   ------
Total from investment operations                             1.29     2.07     0.20
                                                          -------   ------   ------
Less distributions:
Dividends from net investment income                           --       --       --
Distributions from realized gains                           (0.82)   (0.59)      --
                                                          -------   ------   ------
Total distributions                                         (0.82)   (0.59)      --
                                                          -------   ------   ------
Net asset value, end of period                            $ 12.15   $11.68   $10.20
                                                          =======   ======   ======
TOTAL RETURN(A)                                             11.39%   20.68%    2.00%
                                                          -------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $ 4,106   $2,324   $1,731
                                                          -------   ------   ------
Ratios to average net assets:
Net investment income (loss)                                (1.60%)  (2.25%)  (2.11%)
Total expenses(b)                                            3.69%    4.29%    4.01%
Net expenses(d)                                              3.61%    3.53%    3.50%
Expenses prior to custodian earnings credits
   and net of expense waivers                                3.61%    3.53%    3.50%
Net expenses prior to performance fee adjustment(f)          3.53%    3.53%    3.50%
                                                          -------   ------   ------
Portfolio turnover rate                                     1,502%   1,175%     867%


                                       10                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                    ALPHA OPPORTUNITY SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                         YEAR ENDED
                                                                       SEPTEMBER 30,
                                                          --------------------------
CLASS C                                                    2005     2004    2003(E)
-------                                                   ------   ------   -------
PER SHARE DATA
Net asset value, beginning of period                      $11.68   $10.20   $10.00
                                                          ------   ------   ------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.18)   (0.25)   (0.05)
Net gain (loss) on securities (realized and unrealized)     1.47     2.32     0.25
                                                          ------   ------   ------
Total from investment operations                            1.29     2.07     0.20
                                                          ------   ------   ------
Less distributions:
Dividends from net investment income                          --       --       --
Distributions from realized gains                          (0.82)   (0.59)      --
                                                          ------   ------   ------
Total distributions                                        (0.82)   (0.59)      --
                                                          ------   ------   ------
Net asset value, end of period                            $12.15   $11.68   $10.20
                                                          ======   ======   ======
TOTAL RETURN(A)                                            11.39%   20.68%    2.00%
                                                          ------   ------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $7,813   $3,143   $1,723
                                                          ------   ------   ------
Ratios to average net assets:
Net investment income (loss)                               (1.58%)  (2.24%)  (2.11%)
Total expenses(b)                                           3.68%    4.30%    4.01%
Net expenses(d)                                             3.61%    3.53%    3.50%
Expenses prior to custodian earnings credits
   and net of expense waivers                               3.61%    3.53%    3.50%
Net expenses prior to performance fee adjustment(f)         3.53%    3.53%    3.50%
                                                          ------   ------   ------
Portfolio turnover rate                                    1,502%   1,175%     867%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and custodian earnings credits.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements, and custodian earnings credits, as applicable.

(e) Security Alpha Opportunity Series was initially capitalized on July 7, 2003 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

(f) Net expenses prior to performance fee adjustment reflect ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fee adjustments, as applicable.


                                       11                See accompanying notes.

                       This page left blank intentionally.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                       ENHANCED INDEX SERIES
November 15, 2005                                                    (unaudited)

                                                           (NORTHERN TRUST LOGO)
                                                      Subadvisor, Northern Trust

TO OUR SHAREHOLDERS:

The Enhanced Index Series of Security Equity Fund began operations January 29, 1999. The core portfolio is designed to outperform the Standard & Poor's 500 Stock Index while retaining similar risk characteristics to the Index. Through the use of a proprietary multi-factor model, stocks that in our view have above-average potential for appreciation are overweighted, while stocks that have less than average potential are underweighted. During the one-year period ending September 30, 2005, the portfolio was up 11.01% versus 12.25% for the S&P 500 Index. Since inception in 1999, the Series is down .36% versus 0.92% for the benchmark.(1)

The Northern Trust Investments Quantitative Management group uses a proprietary model to overweight or underweight stocks relative to the Index. Based on our model, stocks are weighted using a variety of factors that our research has shown to be predictive of future relative performance. The model's factors include valuation, earnings, momentum and management signals characteristics. These factor-based stock selection criteria are combined with sector, style and company size constraints to manage the overall risk profile of the portfolio.

The model's diversified set of factors proved to be successful in selecting stocks that outperformed the benchmark (prior to deduction of Series expenses) during the 12 months ending September 30, 2005. Momentum was the best performing factor in the model, but also the most volatile. Certain Valuation and Earnings factors, such as Book Value/Price and Accruals, were also successful and more consistent. This relative factor performance was a reversal from the prior year's results, but the model's diversified factor set ensures the ability to capture outperformance as conditions change. Sector and capitalization differences were also evident. Energy and Utilities were the best performing sectors, up 48.5% and 38.7%, respectively. The portfolio benefited from modest overweights in these sectors (within our tightly constrained limits) as well as good stock selection in Utilities. Small underweights in quickly moving Energy companies such as Halliburton and Valero Energy (each with returns over 100%) resulted in weaker stock selection in that sector. The model's stock selection contributed most to overall performance in the Financials, Materials and Industrials sectors. Smaller companies continued to outperform the largest for the year, extending a multi-year trend, although companies in the middle range of capitalization, $4 billion to $12 billion, actually had the strongest overall performance during the last 12 months.

ECONOMIC UPDATE

The last twelve months were dominated by a strong rally in oil prices, compounded by the impact of hurricanes Katrina and Rita, with crude oil briefly touching $70 before ending the month of September around $66. The Federal Reserve continued raising the federal funds rate, eight times in the last twelve months ending on September 30th, bringing rates to 3.75%. The Fed's main concern, as expressed in the last FOMC minutes, is the increasing risk of inflation as energy costs keep rising. As a result, more and more market participants expect the Fed to continue raising rates at the upcoming FOMC meetings on November 1st and December 13th, as long as energy prices remain high.

Sincerely,


-------------------------------------
Enhanced Equity Team

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

                                                            SECURITY EQUITY FUND
Performance Summary                                        ENHANCED INDEX SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY ENHANCED INDEX SERIES VS. S&P 500 INDEX

ENHANCED INDEX SERIES

               01/29/99           9,425.00
               03/31/99           9,443.92
               06/30/99          10,103.68
               09/30/99           9,462.77
               12/31/99          10,954.87
                3/31/00          11,231.12
                6/30/00          10,878.66
                9/30/00          10,754.82
               12/31/00           9,846.96
               03/31/01           8,617.29
               06/30/01           9,097.63
               09/30/01           7,714.25
               12/31/01           8,521.22
               03/31/02           8,521.22
               06/30/02           7,339.59
               09/30/02           6,052.28
               12/31/02           6,523.01
               03/31/03           6,292.45
               06/30/03           7,224.30
               09/30/03           7,387.62
               12/31/03           8,281.05
               03/31/04           8,405.94
               06/30/04           8,511.61
               09/30/04           8,290.66
               12/31/04           9,030.38
               03/31/05           8,828.64
               06/30/05           8,895.89
               09/30/05           9,203.30



S&P 500 INDEX

INCEPTION 1/29/99                10,000.00
                3/31/99          10,075.52
                6/30/99          10,785.58
                9/30/99          10,111.95
               12/31/99          11,616.46
                3/31/00          11,883.45
               06/30/00          11,568.33
               09/30/00          11,456.43
               12/31/00          10,560.83
               03/31/01           9,309.30
               06/30/01           9,854.43
               09/30/01           8,408.85
               12/31/01           9,307.93
               03/31/02           9,333.23
               06/30/02           8,083.12
               09/30/02           6,687.10
               12/31/02           7,251.86
               03/31/03           7,023.47
               06/30/03           8,104.60
               09/30/03           8,319.10
               12/31/03           9,332.84
               03/31/04           9,491.17
               06/30/04           9,654.81
               09/30/04           9,473.80
               12/31/04          10,348.59
               03/31/05          10,125.65
               06/30/05          10,263.49
               09/30/05          10,633.86


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Enhanced Index Series on January 29, 1999 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   10.66%
Consumer Staples                          9.50
Energy                                   10.22
Financials                               18.76
Health Care                              13.13
Industrials                              10.58
Information Technology                   15.01
Materials                                 2.64
Telecommunication Services                3.01
Utilities                                 3.88
U.S. Government Securities                0.34
Repurchase Agreement                      3.10
Liabilities, less cash & other assets    (0.83)
                                        ------
Total Net Assets                        100.00
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR   5 YEARS   SINCE INCEPTION
---------------------        ------   -------  ----------------
A Shares                     11.01%   (3.07%)  (0.36%)(1-29-99)
A Shares with sales charge    4.59%   (4.21%)  (1.24%)(1-29-99)
B Shares                     10.06%   (3.86%)  (1.15%)(1-29-99)
B Shares with CDSC            5.06%   (4.25%)  (1.15%)(1-29-99)
C Shares                     10.04%   (3.84%)  (1.12%)(1-29-99)
C Shares with CDSC            9.04%   (3.84%)  (1.12%)(1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.


                                       14                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                        ENHANCED INDEX SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                        BEGINNING         ENDING      EXPENSES PAID
                      ACCOUNT VALUE   ACCOUNT VALUE       DURING
                         04-01-05      09-30-05(1)      PERIOD(2)
                      -------------   -------------   -------------
Enhanced Index
Series - Class A
   Actual               $1,000.00       $1,042.40         $  8.14
   Hypothetical          1,000.00        1,017.00            8.04

Enhanced Index
Series - Class B
   Actual                1,000.00        1,038.90          11.96
   Hypothetical          1,000.00        1,013.26          11.81

Enhanced Index
Series - Class C
   Actual                1,000.00        1,038.80          11.96
   Hypothetical          1,000.00        1,013.26          11.81

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 4.24%, 3.89% and 3.88%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.59%, 2.34% and 2.34% for Class A, B and C shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments                                     SECURITY EQUITY FUND
September 30, 2005                                         ENHANCED INDEX SERIES

                                                              NUMBER     MARKET
                                                            OF SHARES     VALUE
                                                            ---------   --------
COMMON STOCKS - 97.4%

ADVERTISING - 0.1%
Omnicom Group, Inc.                                               200   $ 16,726
                                                                        --------

AEROSPACE & DEFENSE - 2.1%
Boeing Company                                                  1,047     71,144
Lockheed Martin Corporation                                     1,288     78,619
Northrop Grumman Corporation                                      580     31,523
Raytheon Company                                                1,700     64,634
Rockwell Colllins, Inc.                                           800     38,656
United Technologies Corporation                                   380     19,699
                                                                        --------
                                                                         304,275
                                                                        --------

AGRICULTURAL PRODUCTS - 0.5%
Archer-Daniels-Midland Company                                  3,066     75,608
                                                                        --------

AIR FREIGHT & LOGISTICS - 1.2%
FedEx Corporation                                                 558     48,619
United Parcel Service, Inc. (Cl.B)                              1,758    121,531
                                                                        --------
                                                                         170,150
                                                                        --------

APPAREL RETAIL - 0.7%
Gap, Inc.                                                         700     12,201
Limited Brands, Inc.                                            2,900     59,247
TJX Companies, Inc.                                             1,900     38,912
                                                                        --------
                                                                         110,360
                                                                        --------

APPAREL, ACCESSORIES & LUXURY GOODS - 0.2%
Jones Apparel Group, Inc.                                       1,000     28,500
                                                                        --------

APPLICATION SOFTWARE - 0.8%
Autodesk, Inc.                                                    200      9,288
Citrix Systems, Inc.*                                           2,200     55,308
Mercury Interactive Corporation*                                  900     35,640
Parametric Technology Corporation*                              1,493     10,406
                                                                        --------
                                                                         110,642
                                                                        --------

ASSET MANAGEMENT & CUSTODY BANKS - 0.7%
Bank of New York Company, Inc.                                     36      1,059
Franklin Resources, Inc.                                          800     67,168
Mellon Financial Corporation                                    1,211     38,716
                                                                        --------
                                                                         106,943
                                                                        --------

AUTOMOTIVE RETAIL - 0.4%
AutoNation, Inc.*                                               2,700     53,919
                                                                        --------

BIOTECHNOLOGY - 1.4%
Amgen, Inc.*                                                    1,764    140,538
Applera Corporation - Applied Biosystems Group                    700     16,268
Biogen Idec, Inc.*                                              1,200     47,376
                                                                        --------
                                                                         204,182
                                                                        --------

BROADCASTING & CABLE TV - 0.9%
Comcast Corporation*                                            4,379    128,655
                                                                        --------

BUILDING PRODUCTS - 0.4%
American Standard Companies, Inc.                                 400     18,620
Masco Corporation                                               1,504     46,143
                                                                        --------
                                                                          64,763
                                                                        --------

COMMERCIAL PRINTING - 0.1%
R.R. Donnelley & Sons Company                                     300   $ 11,121
                                                                        --------

COMMUNICATIONS EQUIPMENT - 2.6%
Avaya, Inc.*                                                    1,900     19,570
Cisco Systems, Inc.*                                           11,102    199,059
Comverse Technology, Inc.*                                        800     21,016
Corning, Inc.*                                                    600     11,598
Motorola, Inc.                                                  1,153     25,470
Qualcomm, Inc.                                                    958     42,870
Tellabs, Inc.*                                                  5,900     62,068
                                                                        --------
                                                                         381,651
                                                                        --------

COMPUTER HARDWARE - 3.2%
Apple Computer, Inc.*                                           1,500     80,415
Dell, Inc.*                                                     3,384    115,733
Hewlett-Packard Company                                         1,908     55,714
International Business Machines Corporation                     2,463    197,582
NCR Corporation*                                                  870     27,762
                                                                        --------
                                                                         477,206
                                                                        --------

COMPUTER STORAGE & PERIPHERALS - 0.7%
EMC Corporation*                                                4,110     53,183
Network Appliance, Inc.*                                        1,800     42,732
                                                                        --------
                                                                          95,915
                                                                        --------

CONSTRUCTION & FARM MACHINERY - 0.4%
Paccar, Inc.                                                      898     60,965
                                                                        --------

CONSUMER FINANCE - 1.7%
American Express Company                                        2,023    116,201
MBNA Corporation                                                2,748     67,711
Providian Financial Corporation*                                3,758     66,441
                                                                        --------
                                                                         250,353
                                                                        --------

DATA PROCESSING & OUTSOURCED SERVICES - 0.9%
Automatic Data Processing, Inc.                                   517     22,252
Computer Sciences Corporation*                                  1,300     61,503
Convergys Corporation*                                            200      2,874
Fiserv, Inc.*                                                     500     22,935
Sabre Holdings Corporation                                      1,400     28,392
                                                                        --------
                                                                         137,956
                                                                        --------

DEPARTMENT STORES - 0.7%
Federated Department Stores, Inc.                                 582     38,918
J.C. Penney Company, Inc.                                       1,300     61,646
                                                                        --------
                                                                         100,564
                                                                        --------

DISTILLERS & VINTNERS - 0.2%
Brown-Forman Corporation (Cl.B)                                   600     35,724
                                                                        --------

DIVERSIFIED BANKS - 4.1%
Bank of America Corporation                                     6,392    269,103
Comerica, Inc.                                                    700     41,230
U.S. Bancorp                                                    1,434     40,267
Wachovia Corporation                                            2,197    104,555
Wells Fargo & Company                                           2,606    152,633
                                                                        --------
                                                                         607,788
                                                                        --------


                                       16                See accompanying notes.

Schedule of Investments                                     SECURITY EQUITY FUND
September 30, 2005                                         ENHANCED INDEX SERIES

                                                              NUMBER     MARKET
                                                            OF SHARES     VALUE
                                                            ---------   --------
COMMON STOCKS (CONTINUED)

DIVERSIFIED CHEMICALS - 0.6%
Dow Chemical Company                                              141   $  5,875
E.I. du Pont de Nemours & Company                                 674     26,401
Eastman Chemical Company                                          600     28,182
Engelhard Corporation                                             800     22,328
                                                                        --------
                                                                          82,786
                                                                        --------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.0%
Cendant Corporation                                               317      6,543
                                                                        --------

DIVERSIFIED METALS & MINING - 0.3%
Phelps Dodge Corporation                                          300     38,979
                                                                        --------

DRUG RETAIL - 0.1%
Walgreen Company                                                  255     11,080
                                                                        --------

ELECTRIC UTILITIES - 2.3%
Allegheny Energy, Inc.*                                           800     24,576
CenterPoint Energy, Inc.                                        2,600     38,662
Edison International                                            1,200     56,736
Entergy Corporation                                               646     48,011
PG&E Corporation                                                1,200     47,100
Progress Energy, Inc.                                             970     43,407
Progress Energy, Inc. - Contingent Value Obligation*(2)           400         32
Southern Company                                                1,761     62,973
Teco Energy, Inc.                                               1,200     21,624
                                                                        --------
                                                                         343,121
                                                                        --------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
Emerson Electric Company                                          438     31,448
                                                                        --------

ELECTRONIC EQUIPMENT MANUFACTURERS - 0.0%
Symbol Technologies, Inc.                                         437      4,230
                                                                        --------

ELECTRONIC MANUFACTURING SERVICES - 0.0%
Jabil Circuit, Inc.*                                              100      3,092
Molex, Inc.                                                       100      2,668
                                                                        --------
                                                                           5,760
                                                                        --------

ENVIRONMENTAL & FACILITIES SERVICES - 0.3%
Waste Management, Inc.                                          1,673     47,865
                                                                        --------

FOOD RETAIL - 0.3%
Supervalu, Inc.                                                 1,600     49,792
                                                                        --------

FOOTWEAR - 0.2%
Nike, Inc. (Cl.B)                                                 400     32,672
                                                                        --------

FOREST PRODUCTS - 0.2%
Louisiana-Pacific Corporation                                   1,213     33,588
                                                                        --------

GAS UTILITIES - 0.3%
KeySpan Corporation                                               900     33,102
Nicor, Inc.                                                       200      8,406
                                                                        --------
                                                                          41,508
                                                                        --------

GENERAL MERCHANDISE STORES - 0.6%
Dollar General Corporation                                      1,800   $ 33,012
Family Dollar Stores, Inc.                                      2,300     45,701
Target Corporation                                                306     15,891
                                                                        --------
                                                                          94,604
                                                                        --------

HEALTH CARE DISTRIBUTORS - 0.0%
Cardinal Health, Inc.                                              82      5,202
                                                                        --------

HEALTH CARE EQUIPMENT - 1.5%
Baxter International, Inc.                                        100      3,987
Becton, Dickinson & Company                                     1,299     68,107
Guidant Corporation                                               100      6,889
Medtronic, Inc.                                                 1,693     90,779
PerkinElmer, Inc.                                               1,400     28,518
Thermo Electron Corporation*                                       99      3,059
Waters Corporation*                                                 1         42
Zimmer Holdings, Inc.*                                            300     20,667
                                                                        --------
                                                                         222,048
                                                                        --------

HEALTH CARE FACILITIES - 1.1%
HCA, Inc.                                                       1,600     76,672
Manor Care, Inc.                                                  848     32,572
Tenet Healthcare Corporation*                                   5,000     56,150
                                                                        --------
                                                                         165,394
                                                                        --------

HEALTH CARE SERVICES - 0.6%
Caremark Rx, Inc.*                                                600     29,958
Laboratory Corporation of America Holdings*                     1,000     48,710
Medco Health Soulutions, Inc.*                                    200     10,966
                                                                        --------
                                                                          89,634
                                                                        --------

HOME FURNISHINGS - 0.2%
Leggett & Platt, Inc.                                           1,300     26,260
                                                                        --------

HOME IMPROVEMENT RETAIL - 1.2%
Home Depot, Inc.                                                4,008    152,865
Lowe's Companies, Inc.                                            272     17,517
                                                                        --------
                                                                         170,382
                                                                        --------

HOMEBUILDING - 0.4%
D.R. Horton, Inc.                                                 300     10,866
KB Home                                                           600     43,920
                                                                        --------
                                                                          54,786
                                                                        --------

HOTELS, RESORTS & CRUISE LINES - 0.8%
Carnival Corporation                                              200      9,996
Hilton Hotels Corporation                                       1,300     29,016
Marriott International, Inc.                                    1,000     63,000
Starwood Hotels & Resorts Worldwide, Inc.                         300     17,151
                                                                        --------
                                                                         119,163
                                                                        --------
HOUSEHOLD APPLIANCES - 0.2%
Black & Decker Corporation                                        300     24,627
                                                                        --------


                                       17                See accompanying notes.

Schedule of Investments                                     SECURITY EQUITY FUND
September 30, 2005                                         ENHANCED INDEX SERIES

                                                              NUMBER     MARKET
                                                            OF SHARES     VALUE
                                                            ---------   --------
COMMON STOCKS (CONTINUED)

HOUSEHOLD PRODUCTS - 1.0%
Clorox Company                                                  1,064   $ 59,095
Kimberly-Clark Corporation                                      1,396     83,104
                                                                        --------
                                                                         142,199
                                                                        --------

HYPERMARKETS & SUPERCENTERS - 1.6%
Costco Wholesale Corporation                                    1,153     49,683
Wal-Mart Stores, Inc.                                           4,383    192,063
                                                                        --------
                                                                         241,746
                                                                        --------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.0%
AES Corporation*                                                  600      9,858
Duke Energy Corporation                                         1,500     43,755
TXU Corporation                                                   800     90,304
                                                                        --------
                                                                         143,917
                                                                        --------

INDUSTRIAL CONGLOMERATES - 4.3%
3M Company                                                      1,127     82,677
General Electric Company                                       12,841    432,356
Tyco International, Ltd.                                        4,379    121,955
                                                                        --------
                                                                         636,988
                                                                        --------

INDUSTRIAL GASES - 0.4%
Air Products & Chemicals, Inc.                                  1,000     55,140
                                                                        --------

INDUSTRIAL MACHINERY - 0.6%
Ingersoll-Rand Company, Ltd.                                      900     34,407
Parker Hannifin Corporation                                       900     57,879
                                                                        --------
                                                                          92,286
                                                                        --------

INTEGRATED OIL & GAS - 6.1%
Chevron Corporation                                             3,231    209,143
ConocoPhillips                                                  1,298     90,743
Exxon Mobil Corporation(1)                                      9,015    572,813
Murphy Oil Corporation                                            400     19,948
Occidental Petroleum Corporation                                  100      8,543
                                                                        --------
                                                                         901,190
                                                                        --------

INTEGRATED TELECOMMUNICATION SERVICES - 3.0%
AT&T Corporation                                                1,100     21,780
BellSouth Corporation                                           1,621     42,632
Qwest Communications International, Inc.*                       2,038      8,356
SBC Communications, Inc.                                        5,444    130,493
Sprint Nextel Corporation                                       3,600     85,608
Verizon Communications, Inc.                                    4,730    154,624
                                                                        --------
                                                                         443,493
                                                                        --------

INTERNET RETAIL - 0.3%
eBay, Inc.*                                                       972     40,046
                                                                        --------

INTERNET SOFTWARE & SERVICES - 0.3%
Yahoo!, Inc.*                                                   1,084     36,683
                                                                        --------

INVESTMENT BANKING & BROKERAGE - 1.8%
Bear Stearns Companies, Inc.                                      300     32,925
Goldman Sachs Group, Inc.                                         138     16,778
Lehman Brothers Holdings, Inc.                                    600     69,888
Merrill Lynch & Company, Inc.                                     725     44,479
Morgan Stanley                                                  1,982    106,909
                                                                        --------
                                                                         270,979
                                                                        --------

LIFE & HEALTH INSURANCE - 1.2%
AFLAC, Inc.                                                       371   $ 16,806
Jefferson-Pilot Corporation                                       432     22,105
Lincoln National Corporation                                       26      1,352
MetLife, Inc.                                                   1,213     60,444
Prudential Financial, Inc.                                        867     58,575
Torchmark Corporation                                             400     21,132
                                                                        --------
                                                                         180,414
                                                                        --------

MANAGED HEALTH CARE - 1.4%
Aetna, Inc.                                                       400     34,456
Cigna Corporation                                                 600     70,716
Humana, Inc.*                                                     900     43,092
UnitedHealth Group, Inc.                                          732     41,138
WellPoint, Inc.*                                                  138     10,463
                                                                        --------
                                                                         199,865
                                                                        --------

METAL & GLASS CONTAINERS - 0.2%
Ball Corporation                                                  900     33,066
                                                                        --------

MOTORCYCLE MANUFACTURERS - 0.2%
Harley-Davidson, Inc.                                             547     26,497
                                                                        --------

MOVIES & ENTERTAINMENT - 2.5%
News Corporation                                                5,000     77,950
Time Warner, Inc.                                               3,313     59,998
Viacom, Inc. (Cl.B)                                             3,513    115,964
Walt Disney Company                                             4,733    114,207
                                                                        --------
                                                                         368,119
                                                                        --------

MULTI-LINE INSURANCE - 1.2%
American International Group, Inc.                              2,519    156,077
Hartford Financial Services Group, Inc.                           200     15,434
                                                                        --------
                                                                         171,511
                                                                        --------

MULTI-UTILITIES - 0.3%
Dominion Resources, Inc.                                          500     43,070
                                                                        --------

OFFICE SERVICES & SUPPLIES - 0.0%
Pitney Bowes, Inc.                                                100      4,174
                                                                        --------

OIL & GAS DRILLING - 1.0%
Nabors Industries, Ltd.*                                          900     64,647
Noble Corporation                                                 800     54,768
Rowan Companies, Inc.*                                            800     28,392
Transocean, Inc.*                                                 100      6,131
                                                                        --------
                                                                         153,938
                                                                        --------

OIL & GAS EQUIPMENT & SERVICES - 0.5%
Schlumberger, Ltd.                                                683     57,632
Weatherford International, Ltd.*                                  200     13,732
                                                                        --------
                                                                          71,364
                                                                        --------

OIL & GAS EXPLORATION & PRODUCTION - 2.2%
Anadarko Petroleum Corporation                                    600     57,450
Burlington Resources, Inc.                                        962     78,230
Devon Energy Corporation                                        1,200     82,368
Kerr-McGee Corporation                                            300     29,133
XTO Energy, Inc.                                                1,700     77,044
                                                                        --------
                                                                         324,225
                                                                        --------


                                       18                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                    ENHANCED INDEX SERIES
September 30, 2005

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

OIL & GAS REFINING & MARKETING - 0.0%
Valero Energy Corporation                                         1   $      105
                                                                      ----------

OIL & GAS STORAGE & TRANSPORTATION - 0.4%
El Paso Corporation                                           4,000       55,600
                                                                      ----------

OTHER DIVERSIFIED FINANCIAL SERVICES - 3.3%
Citigroup, Inc.                                               6,327      288,005
JP Morgan Chase & Company                                     4,333      147,019
Principal Financial Group, Inc.                               1,092       51,728
                                                                      ----------
                                                                         486,752
                                                                      ----------

PACKAGED FOODS & MEATS - 0.6%
ConAgra Foods, Inc.                                             700       17,325
General Mills, Inc.                                           1,000       48,200
McCormick & Company, Inc.                                       100        3,263
Sara Lee Corporation                                            919       17,415
Tyson Foods, Inc.                                               300        5,415
                                                                      ----------
                                                                          91,618
                                                                      ----------

PERSONAL PRODUCTS - 1.5%
Avon Products, Inc.                                             200        5,400
Gillette Company                                              3,767      219,239
                                                                      ----------
                                                                         224,639
                                                                      ----------

PHARMACEUTICALS - 7.1%
Abbott Laboratories                                           2,803      118,847
Bristol-Myers Squibb Company                                  4,487      107,957
Eli Lilly & Company                                           1,243       66,525
Hospira, Inc.*                                                1,500       61,455
Johnson & Johnson                                             4,647      294,062
Merck & Company, Inc.                                         2,776       75,535
Pfizer, Inc.                                                 10,780      269,177
Schering-Plough Corporation                                     327        6,883
Wyeth                                                         1,060       49,046
                                                                      ----------
                                                                       1,049,487
                                                                      ----------

PROPERTY & CASUALTY INSURANCE - 1.7%
Ace, Ltd.                                                       200        9,414
Allstate Corporation                                          1,110       61,372
Ambac Financial Group, Inc.                                     100        7,206
Chubb Corporation                                               100        8,955
Cincinnati Financial Corporation                                567       23,752
MBIA, Inc.                                                      400       24,248
Progressive Corporation                                         100       10,477
Safeco Corporation                                              400       21,352
St. Paul Travelers Companies, Inc.                            1,183       53,081
XL Capital, Ltd.                                                400       27,212
                                                                      ----------
                                                                         247,069
                                                                      ----------

PUBLISHING - 0.2%
Gannett Company, Inc.                                           420       28,909
                                                                      ----------

RAILROADS - 0.9%
Burlington Northern Santa Fe Corporation                      1,324       79,175
CSX Corporation                                                 100        4,648
Norfolk Southern Corporation                                  1,100       44,616
                                                                      ----------
                                                                         128,439
                                                                      ----------

REAL ESTATE INVESTMENT TRUSTS - 0.5%
Equity Office Properties Trust                                2,004   $   65,551
Equity Residential                                              100        3,785
                                                                      ----------
                                                                          69,336
                                                                      ----------

REGIONAL BANKS - 1.5%
First Horizon National Corporation                              807       29,334
KeyCorp                                                       2,100       67,725
National City Corporation                                     1,562       52,233
North Fork Bancorporation, Inc.                                 700       17,850
Regions Financial Corporation                                   200        6,224
SunTrust Banks, Inc.                                              7          486
Zions Bancorporation                                            600       42,726
                                                                      ----------
                                                                         216,578
                                                                      ----------

RESTAURANTS - 0.7%
Darden Restaurants, Inc.                                      1,900       57,703
McDonald's Corporation                                          887       29,706
Yum! Brands, Inc.                                               200        9,682
                                                                      ----------
                                                                          97,091
                                                                      ----------

SEMICONDUCTOR EQUIPMENT - 0.4%
KLA-Tencor Corporation                                        1,300       63,388
                                                                      ----------

SEMICONDUCTORS - 3.1%
Advanced Micro Devices, Inc.*                                   700       17,640
Freescale Semiconductor, Inc. (Cl.B)*                         2,537       59,822
Intel Corporation                                            10,023      247,067
LSI Logic Corporation*                                          700        6,895
National Semiconductor Corporation                            1,100       28,930
Texas Instruments, Inc.                                       2,725       92,377
                                                                      ----------
                                                                         452,731
                                                                      ----------

SOFT DRINKS - 2.2%
Coca-Cola Company                                             3,415      147,494
Pepsi Bottling Group, Inc.                                    1,000       28,550
PepsiCo, Inc.                                                 2,536      143,817
                                                                      ----------
                                                                         319,861
                                                                      ----------

SPECIALIZED FINANCE - 0.2%
CIT Group, Inc.                                                 500       22,590
                                                                      ----------

SPECIALTY CHEMICALS - 0.7%
International Flavors & Fragrances, Inc.                        200        7,128
Rohm & Haas Company                                           1,400       57,582
Sigma-Aldrich Corporation                                       517       33,119
                                                                      ----------
                                                                          97,829
                                                                      ----------

STEEL - 0.3%
Nucor Corporation                                               800       47,192
                                                                      ----------

SYSTEMS SOFTWARE - 3.0%
Microsoft Corporation                                        12,405      319,181
Oracle Corporation*                                           7,406       91,760
Symantec Corporation*                                         1,586       35,939
                                                                      ----------
                                                                         446,880
                                                                      ----------


                                       19                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                    ENHANCED INDEX SERIES
September 30, 2005

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                          NUMBER       MARKET
                                                        OF SHARES      VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

THRIFTS & MORTGAGE FINANCE - 0.9%
Countrywide Financial Corporation                             900   $    29,682
Fannie Mae                                                    221         9,905
Freddie Mac                                                    55         3,105
Golden West Financial Corporation                             100         5,939
MGIC Investment Corporation                                   900        57,780
Washington Mutual, Inc.                                       716        28,082
                                                                    -----------
                                                                        134,493
                                                                    -----------

TIRES & RUBBER - 0.3%
Goodyear Tire & Rubber Company*                             3,200        49,888
                                                                    -----------

TOBACCO - 1.4%
Altria Group, Inc.                                          2,481       182,874
UST, Inc.                                                     600        25,116
                                                                    -----------
                                                                        207,990
                                                                    -----------

TOTAL COMMON STOCKS
   (cost $13,362,749)                                                14,354,813
                                                                    -----------

U.S. GOVERNMENT SECURITIES - 0.3%
U.S. Treasury Bill, 3.29%, 12-01-05(1)                   $ 50,000        49,734
                                                                    -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (cost $49,728)                                                        49,734
                                                                    -----------

REPURCHASE AGREEMENT - 3.1%
United Missouri Bank, 3.42%, dated 09-30-05, matures
   10-03-05; repurchase amount of $457,130
   (Collateralized by GNMA, 5.00%, 11-16-31 with a
   value of $466,568)                                    $457,000       457,000
                                                                    -----------

TOTAL REPURCHASE AGREEMENT
   (cost $457,000)                                                      457,000
                                                                    -----------

TOTAL INVESTMENTS - 100.8%
   (cost $13,869,477)                                                14,861,547
                                                                    -----------
LIABILITIES, LESS CASH & OTHER ASSETS - (0.8%)                         (122,043)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $14,739,504
                                                                    ===========

For federal income tax purposes the identified cost of investments owned at September 30, 2005 was $14,309,417.

*    Non-income producing security

(1)  Security is segregated as collateral for open futures contracts.

(2) Security is restricted. The total market value of restricted securities is $32 (cost $190), or 0.0% of total net assets. The acquisition dates range from November 8, 1999 to September 28, 2000.


                                       20                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                           ENHANCED INDEX SERIES

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments, at value(1) .........................................   $14,861,547
Cash .............................................................           340
Receivables:
   Fund shares sold ..............................................         6,745
   Securities sold ...............................................       138,156
   Dividends .....................................................        17,543
   Variation margin on futures contracts .........................           735
Prepaid expenses .................................................         9,695
                                                                     -----------
Total assets .....................................................    15,034,761
                                                                     -----------

LIABILITIES:
Payable for:
   Securities purchased ..........................................       145,525
   Fund shares redeemed ..........................................           429
   Management fees ...............................................         6,084
   Transfer agent and administration fees ........................         4,516
   Professional fees .............................................         8,286
   12b-1 distribution plan fees ..................................       125,190
   Other .........................................................         5,227
                                                                     -----------
Total liabilities ................................................       295,257
                                                                     -----------
NET ASSETS .......................................................   $14,739,504
                                                                     ===========

NET ASSETS CONSIST OF:
Paid in capital ..................................................   $18,264,609
Undistributed net investment income ..............................        33,715
Accumulated net realized loss
   on sale of investments and futures ............................    (4,550,439)
Net unrealized appreciation in value of
   investments and futures .......................................       991,619
                                                                     -----------
Net assets .......................................................   $14,739,504
                                                                     ===========

CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) .......................       652,149
Net assets .......................................................   $ 6,248,424
Net asset value and redemption
   price per share ...............................................   $      9.58
                                                                     ===========
Maximum offering price per share
   (net asset value divided by 94 25%) ...........................   $     10.16
                                                                     ===========

CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) .......................       519,663
Net assets .......................................................   $ 4,718,273
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) ........................................   $      9.08
                                                                     ===========

CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) .......................       414,367
Net assets .......................................................   $ 3,772,807
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) ........................................   $      9.10
                                                                     ===========

(1) Investments, at cost .........................................   $13,869,477

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends ......................................................   $  335,890
   Interest .......................................................        6,833
                                                                      ----------
   Total investment income ........................................      342,723
                                                                      ----------

EXPENSES:
   Management fees ................................................      117,333
   Custodian fees .................................................       14,521
   Transfer agent/maintenance fees ................................       38,733
   Administration fees ............................................       28,193
   Directors' fees ................................................          365
   Professional fees ..............................................        9,907
   Reports to shareholders ........................................        1,677
   Registration fees ..............................................       31,278
   Other expenses .................................................        1,561
   12b-1 distribution plan fees - Class A .........................       17,297
   12b-1 distribution plan fees - Class B .........................       51,586
   12b-1 distribution plan fees - Class C .........................       35,668
                                                                      ----------
   Total expenses .................................................      348,119
   Less: Expenses waived ..........................................      (39,111)
                                                                      ----------
   Net expenses ...................................................      309,008
                                                                      ----------
   Net investment income ..........................................       33,715
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
   Investments ....................................................    1,284,720
   Futures ........................................................       13,476
                                                                      ----------
   Net realized gain ..............................................    1,298,196
                                                                      ----------

Net unrealized appreciation during the period on:
   Investments ....................................................      245,400
   Futures ........................................................        2,874
                                                                      ----------
   Net unrealized appreciation ....................................      248,274
                                                                      ----------
   Net realized and unrealized gain ...............................    1,546,470
                                                                      ----------
   Net increase in net assets
      resulting from operations ...................................   $1,580,185
                                                                      ==========


                                       21                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                         ENHANCED INDEX SERIES

                                                     YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,   SEPTEMBER 30,
                                                        2005           2004
                                                   -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ................    $    33,715     $   (35,469)
   Net realized gain during the period on
      investments and futures ..................      1,298,196       1,114,969
   Net unrealized appreciation during the
      period on investments and futures ........        248,274         612,275
                                                    -----------     -----------
   Net increase in net assets resulting from
      operations ...............................      1,580,185       1,691,775
                                                    -----------     -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ..................................      1,413,314       1,834,103
      Class B ..................................        370,568         912,388
      Class C ..................................        771,325       1,337,801
   Cost of shares redeemed
      Class A ..................................     (2,918,252)     (1,977,745)
      Class B ..................................     (1,464,112)     (1,094,636)
      Class C ..................................       (616,833)     (1,397,756)
                                                    -----------     -----------
   Net decrease from capital share
      transactions .............................     (2,443,990)       (385,845)
                                                    -----------     -----------
   Net increase (decrease) in net assets .......       (863,805)      1,305,930
                                                    -----------     -----------

NET ASSETS:
   Beginning of period .........................     15,603,309      14,297,379
                                                    -----------     -----------
   End of period ...............................    $14,739,504     $15,603,309
                                                    ===========     ===========

   Undistributed net investment income
      at end of period .........................    $    33,715     $        --
                                                    ===========     ===========

CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ..................................        153,265         214,183
      Class B ..................................         41,963         110,168
      Class C ..................................         87,531         163,235
   Shares redeemed
      Class A ..................................       (313,759)       (230,862)
      Class B ..................................       (165,694)       (132,909)
      Class C ..................................        (70,041)       (169,518)


                                       22                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                       ENHANCED INDEX SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                             YEAR ENDED
                                                                                          SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                    2005     2004    2003(F)     2002      2001
-------                                                   ------   ------   -------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 8.63   $ 7.69    $ 6.30   $  8.03   $ 11.29
Income (loss) from investment operations:
Net investment income (loss)(c)                             0.06     0.02        --     (0.01)       --
Net gain (loss) on securities (realized and unrealized)     0.89     0.92      1.39     (1.72)    (3.17)
                                                          ------   ------    ------   -------   -------
Total from investment operations                            0.95     0.94      1.39     (1.73)    (3.17)
                                                          ------   ------    ------   -------   -------
Less distributions:
Dividends from net investment income                          --       --        --        --        --
Distributions from realized gains                             --       --        --        --     (0.09)
                                                          ------   ------    ------   -------   -------
Total distributions                                           --       --        --        --     (0.09)
                                                          ------   ------    ------   -------   -------
Net asset value, end of period                            $ 9.58   $ 8.63    $ 7.69   $  6.30   $  8.03
                                                          ======   ======    ======   =======   =======
TOTAL RETURN(A)                                            11.01%   12.22%    22.06%   (21.54%)  (28.27%)
                                                          ------   ------    ------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $6,248   $7,017    $6,377   $ 7,171   $ 6,699
                                                          ------   ------    ------   -------   -------
Ratios to average net assets:
Net investment income (loss)                                0.64%    0.19%     0.00%    (0.10%)    0.02%
Total expenses(b)                                           1.81%    1.80%     1.83%     1.61%     1.42%
Net expenses(d)                                             1.56%    1.54%     1.73%     1.61%     1.42%
Expenses prior to custodian earnings credits and net of
   expense waivers                                          1.56%    1.55%     1.73%     1.61%     1.42%
                                                          ------   ------    ------   -------   -------
Portfolio turnover rate                                      104%      79%       60%       62%       40%

                                                                                             YEAR ENDED
                                                                                          SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS B                                                    2005     2004    2003(F)     2002      2001
-------                                                   ------   ------   -------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 8.25   $ 7.40    $ 6.11   $  7.87   $ 11.15
                                                          ------   ------    ------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.01)   (0.05)    (0.05)    (0.07)    (0.08)
Net gain (loss) on securities (realized and unrealized)     0.84     0.90      1.34     (1.69)    (3.11)
                                                          ------   ------    ------   -------   -------
Total from investment operations                            0.83     0.85      1.29     (1.76)    (3.19)
                                                          ------   ------    ------   -------   -------
Less distributions:
Dividends from net investment income                          --       --        --        --        --
Distributions from realized gains                             --       --        --        --     (0.09)
                                                          ------   ------    ------   -------   -------
Total distributions                                           --       --        --        --     (0.09)
                                                          ------   ------    ------   -------   -------
Net asset value, end of period                            $ 9.08   $ 8.25    $ 7.40   $  6.11   $  7.87
                                                          ======   ======    ======   =======   =======
TOTAL RETURN(A)                                            10.06%   11.49%    21.11%   (22.36%)  (28.81%)
                                                          ------   ------    ------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $4,718   $5,305    $4,929   $ 6,125   $ 7,360
                                                          ------   ------    ------   -------   -------
Ratios to average net assets:
Net investment income (loss)                               (0.11%)  (0.56%)   (0.75%)   (0.84%)   (0.74%)
Total expenses(b)                                           2.56%    2.55%     2.58%     2.35%     2.17%
Net expenses(d)                                             2.31%    2.29%     2.48%     2.35%     2.17%
Expenses prior to custodian earnings credits and net of
   expense waivers                                          2.31%    2.30%     2.48%     2.35%     2.17%
                                                          ------   ------    ------   -------   -------
Portfolio turnover rate                                      104%      79%       60%       62%       40%


                                       23                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                       ENHANCED INDEX SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                             YEAR ENDED
                                                                                          SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS C                                                    2005     2004    2003(F)   2002(E)     2001
-------                                                   ------   ------   -------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 8.27   $ 7.42    $ 6.12   $  7.88   $ 11.16
                                                          ------   ------    ------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.01)   (0.05)    (0.05)    (0.07)    (0.08)
Net gain (loss) on securities (realized and unrealized)     0.84     0.90      1.35     (1.69)    (3.11)
                                                          ------   ------    ------   -------   -------
Total from investment operations                            0.83     0.85      1.30     (1.76)    (3.19)
                                                          ------   ------    ------   -------   -------
Less distributions:
Dividends from net investment income                          --       --        --        --        --
Distributions from realized gains                             --       --        --        --     (0.09)
                                                          ------   ------    ------   -------   -------
Total distributions                                           --       --        --        --     (0.09)
                                                          ------   ------    ------   -------   -------
Net asset value, end of period                            $ 9.10   $ 8.27    $ 7.42   $  6.12   $  7.88
                                                          ======   ======    ======   =======   =======
TOTAL RETURN(A)                                            10.04%   11.46%    21.24%   (22.34%)  (28.78%)
                                                          ------   ------    ------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $3,773   $3,281    $2,991   $ 4,129   $ 4,840
                                                          ------   ------    ------   -------   -------
Ratios to average net assets:
Net investment income (loss)                               (0.15%)  (0.56%)   (0.74%)   (0.85%)   (0.74%)
Total expenses(b)                                           2.56%    2.55%     2.57%     2.35%     2.17%
Net expenses(d)                                             2.31%    2.29%     2.47%     2.35%     2.17%
Expenses prior to custodian earnings credits and net of
   expense waivers                                          2.31%    2.30%     2.47%     2.35%     2.17%
                                                          ------   ------    ------   -------   -------
Portfolio turnover rate                                      104%      79%       60%       62%       40%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and custodian earnings credits.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements, and custodian earnings credits, as applicable.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(f) Northern Trust became the sub-adviser for Enhanced Index Series effective May 1, 2003. Prior to May 1, 2003, Security Management Company, LLC paid Deutsch Asset Management, Inc. for sub-advisory services.


                                       24                See accompanying notes.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                               EQUITY SERIES
November 15, 2005                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF MARK MITCHELL)
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The Equity Series of the Security Equity Fund returned 8.20% in the period, lagging the benchmark S&P 500 index's return of 12.25% and the fund's peer group median return of 11.42%. Like 2004, the markets favored lower quality, higher beta, and smaller market cap companies. In such environments, we tend to underperform. While disappointing, we believe that our approach delivers performance over the long-term.

Our approach to managing the Equity Series of the Security Equity Fund is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management's ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

For this Series, we apply this philosophy to a broad range of both growth and value names.

HEALTHCARE STOCKS TOP PERFORMERS

The Series' healthcare holdings were up 13% compared to 10% for the index. Positions in WellPoint, United Healthcare, and Amgen contributed positively to the Series. Both WellPoint and United Healthcare benefited from an operating environment where they experienced favorable spreads between their premiums received and the medical costs they paid. Additionally, both companies benefited directly from consolidation in the managed care industry. WellPoint acquired Anthem and United Healthcare acquired Oxford Health. Amgen was up over 41% as a result of posting solid operating results and diminishing fears regarding the reimbursement environment.

TECHNOLOGY AND UTILITIES DISAPPOINTING

Technology stocks continued their recovery following a poor 2004. Positive results from ADC Telecom, up 80%, weren't enough to offset not owning Apple Computer or Texas Instruments. ADC benefited from the emerging broadband build out, while Apple had tremendous success with new product launches. Texas Instruments benefited from an overall recovery in the semiconductor industry as a result of improving demand trends. Both Apple and Texas Instruments didn't meet our valuation criteria and thus aren't owned in the Series.

The utilities sector was up 39%. This follows strong performance in the prior two years as well. Continued low interest rates have provided a solid backdrop for utilities stocks due to their attractive dividend yields. Utility companies have also improved their operations by lowering their risk profiles and de-leveraging their balance sheets. The sector has benefited from the anticipation of an improving regulatory environment as well. We feel comfortable with our under weight position due to our belief that some of the favorable variables will reverse themselves in the future.

2006 MARKET OUTLOOK

We are optimistic on the equity market as we look out into 2006. However, there are several near-term concerns that need to pass. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will weigh heavily on the consumer as we move through the winter season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive position.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


-------------------------------------
Mark Mitchell
Senior Portfolio Manager

                                                            SECURITY EQUITY FUND
Performance Summary                                                EQUITY SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

                           SECURITY EQUITY SERIES VS.
                                  S&P 500 INDEX


EQUITY SERIES

         09/30/95           9,425.00
         12/31/95          10,038.01
         03/31/96          10,849.80
         06/30/96          11,318.13
         09/30/96          11,770.86
         12/31/96          12,314.05
         03/31/97          12,399.56
         06/30/97          14,503.21
         09/30/97          15,546.49
         12/31/97          15,958.82
         03/31/98          18,238.65
         06/30/98          18,803.90
         09/30/98          16,693.64
         12/31/98          20,182.80
         03/31/99          20,385.03
         06/30/99          21,517.53
         09/30/99          20,142.35
         12/31/99          22,400.23
          3/31/00          22,630.51
          6/30/00          21,981.53
          9/30/00          21,479.10
         12/31/00          19,594.62
         03/31/01          17,126.97
         06/30/01          18,275.28
         09/30/01          15,538.88
         12/31/01          17,273.56
         03/31/02          17,175.83
         06/30/02          14,659.32
         09/30/02          12,435.99
         12/31/02          13,193.39
         03/31/03          12,826.90
         06/30/03          14,414.99
         09/30/03          14,610.45
         12/31/03          15,954.68
         03/31/04          16,125.97
         06/30/04          16,346.21
         09/30/04          15,905.74
         12/31/04          17,131.71
         03/31/05          16,582.45
         06/30/05          16,713.22
         09/30/05          17,210.17



S&P 500 INDEX

            9/30/95          10,000.00
           12/31/95          10,602.17
            3/31/96          11,170.81
            6/30/96          11,671.65
            9/30/96          12,032.47
           12/31/96          13,036.00
            3/31/97          13,385.08
            6/30/97          15,722.14
            9/30/97          16,901.17
           12/31/97          17,387.06
            3/31/98          19,812.57
            6/30/98          20,467.00
            9/30/98          18,430.36
           12/31/98          22,353.89
            3/31/99          23,470.91
            6/30/99          25,125.00
            9/30/99          23,555.78
           12/31/99          27,060.53
            3/31/00          27,682.47
           06/30/00          26,948.40
           09/30/00          26,687.74
           12/31/00          24,601.45
           03/31/01          21,686.01
           06/30/01          22,955.87
           09/30/01          19,588.40
           12/31/01          21,682.81
           03/31/02          21,741.74
           06/30/02          18,829.61
           09/30/02          15,577.59
           12/31/02          16,893.20
           03/31/03          16,361.17
           06/30/03          18,879.65
           09/30/03          19,379.32
           12/31/03          21,740.84
           03/31/04          22,109.66
           06/30/04          22,490.87
           09/30/04          22,069.21
           12/31/04          24,107.03
           03/31/05          23,587.69
           06/30/05          23,908.79
           09/30/05          24,771.57


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1995, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   11.33%
Consumer Staples                         10.63
Energy                                    9.87
Financials                               15.59
Health Care                              14.07
Industrials                              17.40
Information Technology                   14.16
Materials                                 2.66
Telecommunication Services                0.78
Exchange Traded Funds                     1.93
Commercial Paper                          2.62
Liabilities, less cash & other assets    (1.04)
                                        ------
Total Net Assets                        100.00
                                        ======

AVERAGE ANNUAL RETURNS


PERIODS ENDED 9-30-05        1 YEAR   5 YEARS   10 YEARS    SINCE INCEPTION
---------------------        ------   -------   --------   ----------------
A Shares                      8.20%   (4.34%)     6.21%        -
A Shares with sales charge    1.93%   (5.47%)     5.58%        -
B Shares                      7.35%   (5.14%)     5.38%        -
B Shares with CDSC            2.35%   (5.53%)     5.38%        -
C Shares                      7.32%   (5.12%)      N/A     (3.44%)(1-29-99)
C Shares with CDSC            6.32%   (5.12%)      N/A     (3.44%)(1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


                                       26                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                                EQUITY SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                            BEGINNING         ENDING      EXPENSES PAID
                          ACCOUNT VALUE   ACCOUNT VALUE       DURING
                             04-01-05      09-30-05(1)      PERIOD(2)
                          -------------   -------------   -------------
Equity Series - Class A
   Actual                   $1,000.00       $1,037.90         $ 6.64
   Hypothetical              1,000.00        1,018.45           6.58

Equity Series - Class B
   Actual                    1,000.00        1,035.50          10.46
   Hypothetical              1,000.00        1,014.71          10.35

Equity Series - Class C
   Actual                    1,000.00        1,035.30          10.46
   Hypothetical              1,000.00        1,014.71          10.35

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 3.79%, 3.55% and 3.53%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.30%, 2.05% and 2.05% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments                                     SECURITY EQUITY FUND
September 30, 2005                                                 EQUITY SERIES

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS - 98.4%

AEROSPACE & DEFENSE - 5.4%
General Dynamics Corporation                                89,000   $10,639,950
L-3 Communications Holdings, Inc.                           42,000     3,320,940
United Technologies Corporation                            170,400     8,833,536
                                                                     -----------
                                                                      22,794,426
                                                                     -----------

AIR FREIGHT & LOGISTICS - 2.2%
FedEx Corporation                                          107,700     9,383,901
                                                                     -----------

AIRLINES - 1.2%
Southwest Airlines Company                                 331,200     4,918,320
                                                                     -----------

ALUMINUM - 0.8%
Alcoa, Inc.                                                145,000     3,540,900
                                                                     -----------

BIOTECHNOLOGY - 1.0%
Amgen, Inc.*                                                53,900     4,294,213
                                                                     -----------

BROADCASTING & CABLE TV - 1.1%
Univision Communications, Inc.*                            182,200     4,833,766
                                                                     -----------

COMMUNICATIONS EQUIPMENT - 3.2%
ADC Telecommunications, Inc.*                              224,657     5,135,659
Cisco Systems, Inc.*                                       469,400     8,416,342
                                                                     -----------
                                                                      13,552,001
                                                                     -----------

COMPUTER HARDWARE - 0.8%
Dell, Inc.*                                                 95,000     3,249,000
                                                                     -----------

CONSTRUCTION & ENGINEERING - 1.3%
Shaw Group, Inc.*                                          219,800     5,420,268
                                                                     -----------

CONSUMER FINANCE - 2.4%
American Express Company                                   178,900    10,276,016
                                                                     -----------

DATA PROCESSING & OUTSOURCED SERVICES - 2.6%
First Data Corporation                                     270,200    10,808,000
                                                                     -----------

DIVERSIFIED BANKS - 2.2%
Wells Fargo & Company                                      160,000     9,371,200
                                                                     -----------

DRUG RETAIL - 2.6%
CVS Corporation                                            371,600    10,780,116
                                                                     -----------

EXCHANGE TRADED FUNDS - 1.9%
iShares S&P 500 Index Fund                                  66,300     8,144,955
                                                                     -----------

GENERAL MERCHANDISE STORES - 0.7%
Target Corporation(1)                                       56,900     2,954,817
                                                                     -----------

HEALTH CARE EQUIPMENT - 3.8%
Medtronic, Inc.                                            162,400     8,707,888
Zimmer Holdings, Inc.*                                     105,700     7,281,673
                                                                     -----------
                                                                      15,989,561
                                                                     -----------

HEALTH CARE SERVICES - 0.6%
Medco Health Soulutions, Inc.*                              44,600     2,445,418
                                                                     -----------

HOME IMPROVEMENT RETAIL - 2.5%
Home Depot, Inc.                                           273,100    10,416,034
                                                                     -----------

HOTELS, RESORTS & CRUISE LINES - 2.1%
Carnival Corporation                                       173,000     8,646,540
                                                                     -----------

HOUSEHOLD PRODUCTS - 2.1%
Procter & Gamble Company                                   151,550   $ 9,011,163
                                                                     -----------

HYPERMARKETS & SUPERCENTERS - 4.5%
Costco Wholesale Corporation                               196,000     8,445,640
Wal-Mart Stores, Inc.                                      240,200    10,525,564
                                                                     -----------
                                                                      18,971,204
                                                                     -----------

INDUSTRIAL CONGLOMERATES - 7.3%
3M Company                                                  53,000     3,888,080
General Electric Company                                   552,800    18,612,776
Tyco International, Ltd.                                   295,500     8,229,675
                                                                     -----------
                                                                      30,730,531
                                                                     -----------

INDUSTRIAL GASES - 1.8%
Praxair, Inc.                                              160,000     7,668,800
                                                                     -----------

INTEGRATED OIL & GAS - 5.2%
Chevron Corporation                                        120,000     7,767,600
Exxon Mobil Corporation                                    221,100    14,048,694
                                                                     -----------
                                                                      21,816,294
                                                                     -----------

INTEGRATED TELECOMMUNICATION SERVICES - 0.8%
Verizon Communications, Inc.                               100,000     3,269,000
                                                                     -----------

INTERNET RETAIL - 0.8%
eBay, Inc.*                                                 83,000     3,419,600
                                                                     -----------

IT CONSULTING & OTHER SERVICES - 1.0%
Unisys Corporation*                                        664,300     4,410,952
                                                                     -----------

MANAGED HEALTH CARE - 4.5%
UnitedHealth Group, Inc.                                   117,800     6,620,360
WellPoint, Inc.*                                           163,600    12,404,152
                                                                     -----------
                                                                      19,024,512
                                                                     -----------

MOVIES & ENTERTAINMENT - 4.1%
Time Warner, Inc.                                          460,000     8,330,600
Viacom, Inc. (Cl.B)                                        275,000     9,077,750
                                                                     -----------
                                                                      17,408,350
                                                                     -----------

MULTI-LINE INSURANCE - 4.2%
American International Group, Inc.                         282,500    17,503,700
                                                                     -----------

OIL & GAS EQUIPMENT & SERVICES - 3.3%
BJ Services Company                                        128,200     4,613,918
Halliburton Company                                        133,500     9,147,420
                                                                     -----------
                                                                      13,761,338
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION - 1.4%
Anadarko Petroleum Corporation(1)                           62,500     5,984,375
                                                                     -----------

OTHER DIVERSIFIED FINANCIAL SERVICES - 4.7%
Citigroup, Inc.                                            329,600    15,003,392
JP Morgan Chase & Company                                  143,800     4,879,134
                                                                     -----------
                                                                      19,882,526
                                                                     -----------

PHARMACEUTICALS - 4.2%
Abbott Laboratories                                        130,000     5,512,000
Johnson & Johnson                                          189,000    11,959,920
                                                                     -----------
                                                                      17,471,920
                                                                     -----------


                                       28                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                            EQUITY SERIES
September 30, 2005

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER         MARKET
                                                        OF SHARES       VALUE
                                                       ----------   ------------
COMMON STOCKS (CONTINUED)

PROPERTY & CASUALTY INSURANCE - 2.1%
Berkshire Hathaway, Inc.*                                     105   $  8,610,000
                                                                    ------------

SEMICONDUCTORS - 2.9%
Analog Devices, Inc.                                      106,300      3,947,982
Intel Corporation                                         326,800      8,055,620
                                                                    ------------
                                                                      12,003,602
                                                                    ------------

SOFT DRINKS - 1.4%
PepsiCo, Inc.                                             105,500      5,982,905
                                                                    ------------

SYSTEMS SOFTWARE - 3.7%
Microsoft Corporation                                     606,200     15,597,526
                                                                    ------------
TOTAL COMMON STOCKS
   (cost $331,539,715)                                               414,347,750
                                                                    ------------

COMMERCIAL PAPER - 1.0%

BANKING - 0.2%
UBS Finance (DE), Inc.,
   3.63%, 10-11-05                                     $1,000,000        998,992
                                                                    ------------

FINANCIAL - OTHER - 0.8%
Countrywide Financial:
   3.82%, 10-03-05                                     $1,100,000      1,099,761
   3.81%, 10-19-05                                     $2,000,000      1,996,190
                                                                    ------------
                                                                       3,095,951
                                                                    ------------

TOTAL COMMERCIAL PAPER
   (cost $4,094,943)                                                   4,094,943
                                                                    ------------

ASSET BACKED COMMERCIAL PAPER - 1.6%

FINANCIAL COMPANIES - MISCELLANEOUS
   RECEIVABLES - 0.6%
Jupiter Securitization Corporation:
   3.68%, 10-07-05                                     $1,000,000        999,387
   3.65%, 10-13-05                                     $1,500,000      1,498,175
                                                                    ------------
                                                                       2,497,562
                                                                    ------------

FINANCIAL COMPANIES - SECURITIES - 0.6%
Asset One Secuitization:
   3.73%, 10-05-05                                     $1,000,000        999,586
   3.76%, 10-17-05                                     $1,670,000      1,667,209
                                                                    ------------
                                                                       2,666,795
                                                                    ------------

FINANCIAL COMPANIES - TRADE RECEIVABLES - 0.4%
Sheffield Receivables Corporation,
   3.65%, 10-06-05                                     $1,800,000      1,799,087
                                                                    ------------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $6,963,444)                                                   6,963,444
                                                                    ------------

                                                        PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ---------   ------------
REPURCHASE AGREEMENT - 0.1%

United Missouri Bank, 3.42%, dated 09-30-05, matures
   10-03-05; repurchase amount of $344,098
   (Collateralized by U.S. Treasury Notes, 2.75%,
   06-30-06 with a value of $246,391 and FHLMC,
   4.50%, 04-15-25 with a value of $104,489)             $344,000   $    344,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (cost $344,000)                                                       344,000
                                                                    ------------
TOTAL INVESTMENTS - 101.1%
   (cost $342,942,102)                                               425,750,137
LIABILITIES, LESS CASH & OTHER ASSETS - (1.1%)                        (4,802,139)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $420,947,998
                                                                    ============

The identified cost of investments owned at September 30, 2005 was the same for federal income tax and financial statement purposes.

*    Non-income producing security

(1)  Security is segregated as collateral for open written option contracts.


                                       29                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                                   EQUITY SERIES

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments, at value(1) ........................................   $425,750,137
Cash ............................................................            434
Receivables:
   Fund shares sold .............................................         54,620
   Dividends ....................................................        201,014
Prepaid expenses ................................................         18,328
                                                                    ------------
Total assets ....................................................    426,024,533
                                                                    ------------

LIABILITIES:
Payable for:
   Securities purchased .........................................      4,158,230
   Fund shares redeemed .........................................        134,583
   Written options, at value, (premiums received $240,933) ......        205,130
   Management fees ..............................................        260,006
   Custodian fees ...............................................          8,400
   Transfer agent and administration fees .......................         68,825
   Professional fees ............................................         46,151
   12b-1 distribution plan fees .................................        170,196
   Other ........................................................         25,014
                                                                    ------------
Total liabilities ...............................................      5,076,535
                                                                    ------------
NET ASSETS ......................................................   $420,947,998
                                                                    ============

NET ASSETS CONSIST OF:
Paid in capital .................................................   $331,366,878
Undistributed net investment income .............................      2,106,508
Undistributed net realized gain on sale of investments ..........      4,630,774
Net unrealized appreciation in value of investments and written
   options ......................................................     82,843,838
                                                                    ------------
Net assets ......................................................   $420,947,998
                                                                    ============

CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) ......................     56,998,310
Net assets ......................................................   $375,280,069
Net asset value and redemption price per share ..................   $       6.58
                                                                    ============
Maximum offering price per share
   (net asset value divided by 94.25%) ..........................   $       6.98
                                                                    ============

CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ......................      6,850,793
Net assets ......................................................   $ 39,962,172
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $       5.83
                                                                    ============

CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ......................        926,129
Net assets ......................................................   $  5,705,757
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $       6.16
                                                                    ============
(1)Investments, at cost .........................................   $342,942,102

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends .....................................................   $ 7,913,663
   Interest ......................................................       258,603
                                                                     -----------
   Total investment income .......................................     8,172,266
                                                                     -----------

EXPENSES:
   Management fees ...............................................     3,269,838
   Custodian fees ................................................        24,941
   Transfer agent/maintenance fees ...............................       706,363
   Administration fees ...........................................       393,786
   Directors' fees ...............................................         8,616
   Professional fees .............................................        74,786
   Reports to shareholders .......................................        46,982
   Registration fees .............................................        47,633
   Other expenses ................................................        22,329
   12b-1 distribution plan fees - Class A ........................       963,101
   12b-1 distribution plan fees - Class B ........................       446,972
   12b-1 distribution plan fees - Class C ........................        60,411
                                                                     -----------
   Total expenses ................................................     6,065,758
                                                                     -----------
   Net investment income .........................................     2,106,508
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
   Investments ...................................................     5,986,078
                                                                     -----------
   Net realized gain .............................................     5,986,078
                                                                     -----------

Net unrealized appreciation during the period on:
   Investments ...................................................    26,690,714
   Options written ...............................................        35,803
                                                                     -----------
   Net unrealized appreciation ...................................    26,726,517
                                                                     -----------
   Net realized and unrealized gain ..............................    32,712,595
                                                                     -----------
   Net increase in net assets resulting from operations ..........   $34,819,103
                                                                     ===========


                                       30                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                                 EQUITY SERIES

                                                       YEAR ENDED      YEAR ENDED
                                                     SEPTEMBER 30,   SEPTEMBER 30,
                                                          2005            2004
                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ..................   $  2,106,508    $    (100,598)
   Net realized gain during the period on
      investments ................................      5,986,078       53,906,512
   Net unrealized appreciation (depreciation)
      during the period on investments and options
      written ....................................     26,726,517      (10,398,098)
                                                     ------------    -------------
   Net increase in net assets resulting from
      operations .................................     34,819,103       43,407,816
                                                     ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A ....................................             --         (684,512)
      Class B ....................................             --               --
      Class C ....................................             --               --
   Net realized gain
      Class A ....................................    (26,380,459)              --
      Class B ....................................     (3,538,521)              --
      Class C ....................................       (441,254)              --
                                                     ------------    -------------
   Total distributions to shareholders ...........    (30,360,234)        (684,512)
                                                     ------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ....................................     27,211,499       34,438,875
      Class B ....................................      7,524,651        8,956,642
      Class C ....................................      1,434,117        2,153,270
   Distributions reinvested
      Class A ....................................     24,060,300          627,027
      Class B ....................................      3,490,102               --
      Class C ....................................        436,627               --
   Cost of shares redeemed
      Class A ....................................    (71,972,519)    (111,058,761)
      Class B ....................................    (20,528,055)     (26,061,410)
      Class C ....................................     (2,480,994)      (3,010,496)
                                                     ------------    -------------
   Net decrease from capital share transactions ..    (30,824,272)     (93,954,853)
                                                     ------------    -------------
   Net decrease in net assets ....................    (26,365,403)     (51,231,549)
                                                     ------------    -------------
NET ASSETS:
   Beginning of period ...........................    447,313,401      498,544,950
                                                     ------------    -------------
   End of period .................................   $420,947,998    $ 447,313,401
                                                     ============    =============
   Undistributed net investment income at end of
      period .....................................   $  2,106,508    $          --
                                                     ============    =============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ....................................      4,214,004        5,383,103
      Class B ....................................      1,306,540        1,534,595
      Class C ....................................        233,732          351,499
   Shares reinvested
      Class A ....................................      3,673,328           97,974
      Class B ....................................        597,620               --
      Class C ....................................         70,881               --
   Shares redeemed
      Class A ....................................    (11,058,402)     (17,251,738)
      Class B ....................................     (3,529,552)      (4,466,840)
      Class C ....................................       (406,368)        (491,760)


                                       31                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                               EQUITY SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                        YEAR ENDED
                                                                                     SEPTEMBER 30,
                                            ------------------------------------------------------
CLASS A                                       2005       2004       2003     2002(E,G)     2001
-------                                     --------   --------   --------   ---------   --------
PER SHARE DATA
Net asset value, beginning of period        $   6.50   $   5.98   $   5.09   $   6.36    $  10.26
                                            --------   --------   --------   --------    --------
Income (loss) from investment operations:
Net investment income (loss)(c)                 0.04       0.01       0.01       0.01          --
Net gain (loss) on securities (realized
   and unrealized)                              0.49       0.52       0.88      (1.28)      (2.49)
                                            --------   --------   --------   --------    --------
Total from investment operations                0.53       0.53       0.89      (1.27)      (2.49)

Less distributions:
Dividends from net investment income              --      (0.01)        --         --          --
Distributions from realized gains              (0.45)        --         --         --       (1.40)
Return of capital                                 --         --         --         --       (0.01)
                                            --------   --------   --------   --------    --------
Total distributions                            (0.45)     (0.01)        --         --       (1.41)
                                            --------   --------   --------   --------    --------
Net asset value, end of period              $   6.58   $   6.50   $   5.98   $   5.09    $   6.36
                                            ========   ========   ========   ========    ========
TOTAL RETURN(A)                                 8.20%      8.87%     17.49%    (19.97%)    (27.66%)
                                            --------   --------   --------   --------    --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $375,280   $391,384   $430,161   $412,791    $563,553
Ratios to average net assets:
Net investment income (loss)                    0.57%      0.08%      0.23%      0.13%       0.03%
Total expenses(b)                               1.30%      1.28%      1.25%      1.11%       1.02%
Net expenses(d)                                 1.30%      1.28%      1.25%      1.11%       1.02%
                                            --------   --------   --------   --------    --------
Portfolio turnover rate                           32%        28%        54%        30%         23%

                                                                                      YEAR ENDED
                                                                                   SEPTEMBER 30,
                                            ----------------------------------------------------
CLASS B                                       2005       2004       2003     2002(E,G)     2001
-------                                     -------    -------    --------   ---------   -------
PER SHARE DATA
Net asset value, beginning of period        $  5.85    $  5.41    $  4.64    $  5.86     $  9.65
                                            -------    -------    -------    -------     -------
Income (loss) from investment operations:
Net investment income (loss)(c)               (0.01)     (0.04)     (0.03)     (0.05)      (0.07)
Net gain (loss) on securities (realized
   and unrealized)                             0.44       0.48       0.80      (1.17)      (2.31)
                                            -------    -------    -------    -------     -------
Total from investment operations               0.43       0.44       0.77      (1.22)      (2.38)
                                            -------    -------    -------    -------     -------
Less distributions:
Dividends from net investment income             --         --         --         --          --
Distributions from realized gains             (0.45)        --         --         --       (1.40)
Return of capital                                --         --         --         --       (0.01)
                                            -------    -------    -------    -------     -------
Total distributions                           (0.45)        --         --         --       (1.41)
                                            -------    -------    -------    -------     -------
Net asset value, end of period              $  5.83    $  5.85    $  5.41    $  4.64     $  5.86
                                            =======    =======    =======    =======     =======
TOTAL RETURN(A)                                7.35%      8.13%     16.59%    (20.82%)    (28.34%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $39,962    $49,600    $61,733    $66,267     $96,067
                                            -------    -------    -------    -------     -------
Ratios to average net assets:
Net investment income (loss)                  (0.16%)    (0.67%)    (0.52%)    (0.78%)     (0.97%)
Total expenses(b)                              2.05%      2.03%      2.00%      2.02%       2.02%
Net expenses(d)                                2.05%      2.03%      2.00%      2.02%       2.02%
Portfolio turnover rate                          32%        28%        54%        30%         23%


                                       32                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                               EQUITY SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                                YEAR ENDED
                                                                                             SEPTEMBER 30,
                                                          ------------------------------------------------
CLASS C                                                    2005     2004     2003    2002(E,F,G)     2001
-------                                                   ------   ------   ------   -----------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 6.16   $ 5.69   $ 4.88    $  6.16      $ 10.07
                                                          ------   ------   ------    -------      -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.01)   (0.04)   (0.03)     (0.05)       (0.07)
Net gain (loss) on securities (realized and unrealized)     0.46     0.51     0.84      (1.23)       (2.43)
                                                          ------   ------   ------    -------      -------
Total from investment operations                            0.45     0.47     0.81      (1.28)       (2.50)
                                                          ------   ------   ------    -------      -------
Less distributions:
Dividends from net investment income                          --       --       --         --           --
Distributions from realized gains                          (0.45)      --       --         --        (1.40)
Return of capital                                             --       --       --         --        (0.01)
                                                          ------   ------   ------    -------      -------
Total distributions                                        (0.45)      --       --         --        (1.41)
                                                          ------   ------   ------    -------      -------
Net asset value, end of period                            $ 6.16   $ 6.16   $ 5.69    $  4.88      $  6.16
                                                          ======   ======   ======    =======      =======
TOTAL RETURN(A)                                             7.32%    8.26%   16.60%    (20.78%)     (28.35%)
                                                          ------   ------   ------    -------      -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $5,706   $6,329   $6,651    $ 4,979      $ 4,230
                                                          ------   ------   ------    -------      -------
Ratios to average net assets:
Net investment income (loss)                               (0.18%)  (0.67%)  (0.52%)    (0.76%)      (0.97%)
Total expenses(b)                                           2.05%    2.03%    2.00%      2.02%        2.02%
Net expenses(d)                                             2.05%    2.03%    2.00%      2.02%        2.02%
                                                          ------   ------   ------    -------      -------
Portfolio turnover rate                                       32%      28%      54%        30%          23%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) The financial highlights for the Equity Series exclude the historical financial highlights of the Total Return Series Class A, B and C shares. The assets of the Total Return Series were acquired by the Equity Series on August 27, 2002.

(f) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(g) Effective May 1, 2002 the fee structure for Equity Series changed. Per share information reflects this change.


                                       33                See accompanying notes.

                       This page left blank intentionally.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                               GLOBAL SERIES
November 15, 2005                                                    (unaudited)

                                                      (OPPENHEIMERFUNDS(R) LOGO)

                                              Subadvisor, OppenheimerFunds, Inc.
(PHOTO OF WILLIAM L. WILBY)
Co-Portfolio Manager

(PHOTO OF RAJEEV BHAMAN)
Co-Portfolio Manager

TO OUR SHAREHOLDERS:

The Global Series of Security Equity Fund outperformed its benchmark, the Morgan Stanley Capital International, Inc. (MSCI) World Index(1) over the 12 months ended September 30, 2005. The Global Series of the Security Equity Fund returned 25.41% versus the benchmark, which returned 18.93%.

The most significant features of the economic environment of the past year were a substantial increase in energy prices, a sustained increase in the Fed Funds rate and a consequent flattening of the Treasury yield curve. There was a sharp deterioration in the value of the US dollar in the first three months of the period followed by an appreciation in the subsequent nine months that returned the dollar to prior levels. This was a challenging environment for stocks in general, barring those of energy companies and energy expor ting countries. Of the major markets, the U.S. performed the worst while Europe and Japan had fairly good performances during the period.

We are finding opportunities across the world to invest the Series' assets in a variety of industries. It is important to note that the kinds of businesses in which the Series' assets are invested have changed very little. What tends to change is the price at which they are available. We are most interested when there has been a price decline for short-term reasons and the long term opportunity remains significant. In this sense we think of ourselves as contrarians.

The Global Team's investment themes of mass affluence, new technologies, restructuring and aging provide a number of opportunities. The luxury goods industry is a business that fits into the mass affluence theme, which is seen as offering long-term growth opportunities. Included in the portfolio are shares in LVMH Moet Hennessey Louis Vuitton, the spirits and fine leather goods firm. The company offers leading brands in each of its categories, including one of the world's most important champagne houses (the company owns Dom Perignon). The company is focused on improving its efficiency of capital. Other luxury good firms in the Series are Tiffany & Co. and Coach, Inc.

We also have a preference for the area of mobile telecommunications, where the roll out of third generation (3G) mobile telephones, which allows for much faster rates of data transfer and hence the increase in music, video, gaming and location based services, should generate new revenue opportunities for service providers and equipment suppliers alike. We have invested the Series assets in companies that should benefit from this trend including Vodafone, SK Telecom, and Ericsson (Telefonaktiebolaget LM Ericsson).

We are also finding first rate opportunities in the health care sector including pharmaceuticals. New drugs to treat unmet needs in cancer and diabetes, vaccines to prevent the flu and new antibiotics should drive higher than average profit growth in this industry for the foreseeable future. Roche and Sanofi-Aventis are leading companies held in the Series that are driving such innovation.

The Global Team's investment decision-making doesn't focus on predicting stock-market levels or even short-term economic trends. Rather we try to look through them for secular longer-term growth opportunities that are available at reasonable prices. We look to buy stocks with strong growth over an investment horizon of three to five years and continue to see such opportunities.


Sincerely,


-------------------------------------
William L. Wilby
Co-Portfolio Manager


-------------------------------------
Rajeev Bhaman
Co-Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares. Investment in international securities entail greater risks than investment in domestic securities.

                                                            SECURITY EQUITY FUND
Performance Summary                                                GLOBAL SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY GLOBAL SERIES VS. MORGAN STANLEY
CAPITAL INTERNATIONAL WORLD INDEX



GLOBAL SERIES

            09/30/05           9,425.00
            12/31/95           9,763.04
            03/31/96          10,388.30
            06/30/96          10,951.04
            09/30/96          11,093.96
            12/31/96          11,428.99
            03/31/97          11,704.39
            06/30/97          12,884.66
            09/30/97          13,337.10
            12/31/97          12,218.63
            03/31/98          14,088.38
            06/30/98          13,784.00
            09/30/98          12,207.76
            12/31/98          14,564.87
            03/31/99          14,834.59
            06/30/99          16,148.01
            09/30/99          16,406.00
            12/31/99          22,549.99
             3/31/00          25,568.59
             6/30/00          24,634.87
             9/30/00          24,123.24
            12/31/00          23,239.27
            03/31/01          19,901.29
            06/30/01          21,309.25
            09/30/01          17,465.04
            12/31/01          20,170.23
            03/31/02          20,454.98
            06/30/02          18,524.97
            09/30/02          15,012.98
            12/31/02          15,297.73
            03/31/03          14,016.33
            06/30/03          16,927.17
            09/30/03          18,477.51
            12/31/03          21,657.29
            03/31/04          22,543.19
            06/30/04          22,258.44
            09/30/04          22,036.96
            12/31/04          25,548.95
            03/31/05          24,647.23
            06/30/05          25,359.12
            09/30/05          27,637.17

MSCI WORLD INDEX

             9/30/95          10,000.00
            12/31/95          10,487.07
             3/31/96          10,926.80
            06/30/96          11,255.17
            09/30/96          11,417.79
            12/31/96          11,954.39
            03/31/97          12,001.87
            06/30/97          13,822.29
            09/30/97          14,231.89
            12/31/97          13,894.92
            03/31/98          15,899.14
            06/30/98          16,236.43
            09/30/98          14,304.17
            12/31/98          17,339.86
            03/31/99          17,972.84
            06/30/99          18,847.06
            09/30/99          18,582.21
            12/31/99          21,734.03
            03/31/00          21,970.15
            06/30/00          21,206.06
            09/30/00          20,156.01
            12/31/00          18,923.75
            03/31/01          16,505.81
            06/30/01          16,964.35
            09/30/01          14,537.49
            12/31/01          15,797.23
            03/31/02          15,864.37
            06/30/02          14,436.91
            09/30/02          11,794.34
            12/31/02          12,707.49
            03/31/03          12,079.07
            06/30/03          14,161.92
            09/30/03          14,860.33
            12/31/03          16,979.54
            03/31/04          17,423.55
            06/30/04          17,574.55
            09/30/04          17,399.17
            12/31/04          19,477.97
            03/31/05          19,264.16
            06/30/05          19,344.51
            09/30/05          20,694.20


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Global Series on September 30, 1995, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   16.76%
Consumer Staples                          6.33
Energy                                    8.25
Financials                               16.13
Health Care                              13.77
Industrials                               8.24
Information Technology                   19.07
Materials                                 0.97
Telecommunication Services                7.95
Utilities                                 1.10
Repurchase Agreement                      1.88
Liabilities, less cash & other assets    (0.45)
                                        ------
Total Net Assets                        100.00
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
---------------------        ------   -------   --------   ---------------
A Shares                     25.41%    2.76%     11.36%           --
A Shares with sales charge   18.20%    1.55%     10.70%           --
B Shares                     24.67%    2.30%     10.78%           --
B Shares with CDSC           19.67%    1.93%     10.78%           --
C Shares                     24.51%    1.97%       N/A     8.85% (1-29-99)
C Shares with CDSC           23.51%    1.97%       N/A     8.85% (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.


                                       36                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                                GLOBAL SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                            BEGINNING         ENDING      EXPENSES PAID
                          ACCOUNT VALUE   ACCOUNT VALUE       DURING
                            04-01-05       09-30-05(1)      PERIOD(2)
                          -------------   -------------   -------------
Global Series - Class A
   Actual                   $1,000.00       $1,121.30         $ 9.25
   Hypothetical              1,000.00        1,016.26           8.79

Global Series - Class B
   Actual                    1,000.00        1,118.70          12.11
   Hypothetical              1,000.00        1,013.56          11.51

Global Series - Class C
   Actual                    1,000.00        1,117.50          13.22
   Hypothetical              1,000.00        1,012.52          12.56

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 12.13%, 11.87% and 11.75%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.74%, 2.28% and 2.49% for Class A, B and C shares, respectively), net of earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                            SECURITY EQUITY FUND
Schedule of Investments                                            GLOBAL SERIES
September 30, 2005

                                                          NUMBER
                                                        OF SHARES   MARKET VALUE
                                                        ---------   ------------
COMMON STOCKS - 97.5%

AUSTRALIA - 0.6%
Australia & New Zealand Banking
   Group, Ltd.                                            22,180     $   405,886
Macquarie Airports                                       215,502         538,960
                                                                     -----------
                                                                         944,846
                                                                     -----------

BERMUDA - 0.9%
Ace, Ltd.                                                 30,240       1,423,397
                                                                     -----------

BRAZIL - 1.6%
Companhia de Bebidas das
   Americas ADR                                           26,657         991,107
Empresa Brasileira de Aeronautica
   S.A. ADR                                               44,568       1,720,325
                                                                     -----------
                                                                       2,711,432
                                                                     -----------

CANADA - 2.2%
Husky Energy, Inc.                                        50,180       2,787,202
Manulife Financial Corporation                            15,773         841,227
                                                                     -----------
                                                                       3,628,429
                                                                     -----------

FINLAND - 0.5%
Fortum Oyj                                                29,600         593,885
Neste Oil Oyj*                                             5,325         197,237
                                                                     -----------
                                                                         791,122
                                                                     -----------

FRANCE - 7.8%
Essilor International S.A.                                 8,190         677,949
European Aeronautic Defence & Space Company               49,100       1,740,193
France Telecom S.A.                                       42,265       1,212,577
JC Decaux S.A.*                                           23,530         519,025
LVMH Moet Hennessy Louis Vuitton S.A.                     22,450       1,850,267
Sanofi-Aventis                                            32,325       2,669,963
Societe Generale                                          13,180       1,503,503
Technip S.A.                                              32,640       1,930,911
Total S.A.                                                 3,115         849,903
                                                                     -----------
                                                                      12,954,291
                                                                     -----------

GERMANY - 2.9%
Allianz AG                                                12,766       1,722,992
SAP AG                                                     9,761       1,686,348
Siemens AG                                                18,427       1,419,079
                                                                     -----------
                                                                       4,828,419
                                                                     -----------

HONG KONG - 2.3%
HSBC Holdings plc                                         94,276       1,531,483
Hong Kong & China Gas
   Company, Ltd.                                         375,400         773,154
Hutchison Whampoa, Ltd.                                   66,082         682,621
Television Broadcasts, Ltd.                              140,991         861,151
                                                                     -----------
                                                                       3,848,409
                                                                     -----------

INDIA - 3.0%
Hindustan Lever, Ltd.                                    264,500       1,090,520
ICICI Bank, Ltd. ADR                                      32,550         919,538
Infosys Technologies, Ltd.                                35,987       2,061,572
Zee Telefilms, Ltd.                                      229,600         902,734
                                                                     -----------
                                                                       4,974,364
                                                                     -----------

IRELAND - 0.5%
Anglo Irish Bank Corporation plc                          60,313     $   818,811
                                                                     -----------

ITALY - 0.5%
Eni SpA                                                   27,789         824,973
                                                                     -----------

JAPAN - 10.2%
Canon, Inc.                                               10,000         540,017
Chugai Pharmaceutical Company, Ltd.                       35,900         684,698
Credit Saison Company, Ltd.**                             22,400         982,707
Fanuc, Ltd.                                                5,900         477,135
Hoya Corporation                                          41,600       1,381,597
JGC Corporation                                           23,000         420,429
KDDI Corporation                                             357       2,012,774
Keyence Corporation                                        3,200         804,546
Murata Manufacturing Company, Ltd.                        23,600       1,316,020
Nidec Corporation                                          7,800         463,815
Nintendo Company, Ltd.                                     3,600         419,892
Resona Holdings, Inc.*                                       284         732,316
Shionogi & Company, Ltd.                                  89,000       1,211,338
Shiseido Company, Ltd.                                    47,000         677,373
Sony Corporation                                          45,900       1,508,232
Square Enix Corporation, Ltd.                             18,300         506,206
Takeda Pharmaceutical Company, Ltd.                        7,000         416,861
Toyota Motor Corporation                                  31,400       1,438,400
Trend Micro, Inc.                                         16,000         506,012
Yahoo Japan Corporation                                      304         356,182
                                                                     -----------
                                                                      16,856,550
                                                                     -----------

KOREA - 2.6%
Hyundai Heavy Industries Company, Ltd.                    14,599       1,085,313
Samsung Electronics Company, Ltd.                          2,945       1,658,948
SK Telecom Company, Ltd.                                   2,040         395,754
SK Telecom Company, Ltd. ADR                              55,200       1,205,568
                                                                     -----------
                                                                       4,345,583
                                                                     -----------

MEXICO - 1.8%
Fomento Economico Mexicano
   S.A. de C.V.                                          133,500         932,812
Grupo Modelo S.A. de C.V. (Cl.C)                         184,000         595,204
Grupo Televisa S.A. ADR                                   19,964       1,431,619
                                                                     -----------
                                                                       2,959,635
                                                                     -----------

NETHERLANDS - 1.1%
Koninklijke (Royal) Philips
   Electronics N.V.                                       69,600       1,848,809
                                                                     -----------

NORWAY - 0.5%
Tandberg ASA                                              65,400         873,544
                                                                     -----------

PANAMA - 0.6%
Carnival Corporation                                      19,200         959,616
                                                                     -----------

PORTUGAL - 0.3%
Energias de Portugal S.A.                                165,782         462,082
                                                                     -----------


                                       38                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                            GLOBAL SERIES
September 30, 2005

                                                          NUMBER       MARKET
                                                        OF SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

SINGAPORE - 0.5%
Singapore Press Holdings, Ltd.                            276,848   $    755,933
                                                                    ------------
SPAIN - 0.5%
Industria de Diseno Textil S.A                             29,400        862,555
                                                                    ------------

SWEDEN - 5.1%
Hennes & Mauritz AB (CI.B)                                 84,800      3,024,392
Investor AB (CI.B)**                                       37,511        583,033
Telefonaktiebolaget LM Ericsson (CI.B)                  1,350,800      4,930,881
                                                                    ------------
                                                                       8,538,306
                                                                    ------------

SWITZERLAND - 2.8%
Credit Suisse Group                                        37,308      1,651,536
Novartis AG                                                19,006        963,955
Roche Holding AG                                           14,549      2,020,944
                                                                    ------------
                                                                       4,636,435
                                                                    ------------

TAIWAN - 0.6%
Taiwan Semiconductor Manufacturing
Company, Ltd. ADR                                         117,236        963,683
                                                                    ------------

UNITED KINGDOM - 12.0%
3i Group plc**                                             51,156        708,834
BP plc ADR                                                 24,067      1,705,147
Cadbury Schweppes plc                                     156,304      1,577,506
DSG International plc                                     280,883        746,463
GUS plc                                                    37,710        568,060
Pearson plc                                                79,080        919,405
Peninsular & Oriental Steam Navigation
Company                                                   116,953        689,141
Prudential plc                                            119,608      1,084,854
Reckitt Benckiser plc                                      93,532      2,845,945
Royal Bank of Scotland Group plc                           85,549      2,428,099
Smith & Nephew plc                                        124,986      1,048,803
Vodafone Group plc                                      1,963,710      5,106,165
WPP Group plc                                              51,320        522,021
                                                                    ------------
                                                                      19,950,443
                                                                    ------------

UNITED STATES - 36.1%
3M Company                                                 14,000      1,027,040
Adobe Systems, Inc.                                        29,500        880,575
Advanced Micro Devices, Inc.*                             110,400      2,782,080
Affymetrix, Inc.*                                          18,200        841,386
Altera Corporation*                                        19,600        374,556
Altria Group, Inc.                                          6,200        457,002
Amazon.com, Inc.*                                          13,100        593,430
American Express Company                                   27,500      1,579,600
Amgen, Inc.*                                               21,400      1,704,938
Amylin Pharmaceuticals, Inc.*                               7,400        257,446
Berkshire Hathaway, Inc. (CI.B)*                              340        928,540
Boeing Company                                             13,200        896,940
Boston Scientific Corporation*                             32,200        752,514
Burlington Resources, Inc.                                 20,500      1,667,060
Cadence Design Systems, Inc.*                              41,664        673,290
Chevron Corporation                                        21,866      1,415,386
Circuit City Stores, Inc.                                   6,671        114,474
Cisco Systems, Inc.*                                       52,000   $    932,360
Citigroup, Inc.                                             9,366        426,340
Coach, Inc.*                                               27,800        871,808
Corning, Inc.*                                            104,800      2,025,784
Cree, Inc.*                                                32,300        808,146
eBay, Inc.*                                                53,600      2,208,320
Emerson Electric Company                                   15,000      1,077,000
Everest Re Group, Ltd.                                      6,000        587,400
Express Scripts, Inc.*                                     15,200        945,440
Eyetech Pharmaceuticals, Inc.*                             24,400        438,224
Gap, Inc.                                                  24,300        423,549
Genentech, Inc.*                                           12,200      1,027,362
Genzyme Corporation*                                       11,700        838,188
Gilead Sciences, Inc.*                                     32,800      1,599,328
Gillette Company                                           22,900      1,332,780
GlobalSantaFe Corporation                                  35,300      1,610,386
International Business Machines Corporation                15,667      1,256,807
International Game Technology                              35,500        958,500
International Rectifier Corporation*                       15,100        680,708
Intuit, Inc.*                                              16,500        739,365
JP Morgan Chase & Company                                  36,069      1,223,821
Juniper Networks, Inc.*                                    20,500        487,695
Lockheed Martin Corporation                                12,600        769,104
Medtronic, Inc.                                             6,700        359,254
Microsoft Corporation                                      89,900      2,313,127
Morgan Stanley                                             32,600      1,758,444
Nektar Therapeutics*(1,2)                                  10,308        139,777
Northern Trust Corporation                                 32,600      1,647,930
Northrop Grumman Corporation                               14,000        760,900
Novell, Inc.*                                             124,700        929,015
Pfizer, Inc.                                               30,638        765,031
Qualcomm, Inc.                                             32,340      1,447,215
Quest Diagnostics, Inc.                                    25,600      1,293,824
Raytheon Company                                           27,100      1,030,342
Silicon Laboratories, Inc.*                                 7,400        224,886
Sirius Satellite Radio, Inc.*                             301,500      1,974,825
Starbucks Corporation*                                     15,600        781,560
Sun Microsystems, Inc.*                                   163,200        639,744
Tiffany & Company                                          11,300        449,401
Transocean, Inc.*                                          37,500      2,299,125
Wyeth                                                      17,200        795,844
                                                                    ------------
                                                                      59,824,916
                                                                    ------------

TOTAL COMMON STOCKS
   (cost $122,165,069)                                               161,586,583
                                                                    ============


                                       39                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                            GLOBAL SERIES
September 30, 2005

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER        MARKET
                                                        OF SHARES       VALUE
                                                       ----------   ------------
PREFERRED STOCKS - 1.1%

BRAZIL - 0.6%
Contax Participacoes S.A.*                                 59,839   $     37,150
Tele Norte Leste Participacoes S.A                         59,839        987,715
                                                                    ------------
                                                                       1,024,865
                                                                    ------------

GERMANY - 0.5%
Porsche AG                                                  1,078        828,558
                                                                    ------------

TOTAL PREFERRED STOCKS
   (cost $1,449,610)                                                   1,853,423
                                                                    ------------

REPURCHASE AGREEMENT - 1.9%

State Street Bank, 1.60%, dated 09-30-05, matures
   10-03-05; repurchase amount of $3,117,612
   (Collateralized by FNMA, 2.18%, 01-30-06 with a
   value of $3,183,288)                                $3,117,196      3,117,196
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (cost $3,117,196)                                                   3,117,196
                                                                    ------------
TOTAL INVESTMENTS - 100.5%
   (cost $126,731,875)                                               166,557,202

LIABILITIES, LESS CASH & OTHER ASSETS - (0.5%)                          (747,193)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $165,810,009
                                                                    ============

INVESTMENT CONCENTRATION

At September 30, 2005, Global Series' investment concentration by industry was as follows:

Aerospace & Defense ..................................................     1.1%
Air Freight & Logistics ..............................................     3.1%
Automobiles ..........................................................     1.4%
Beverages ............................................................     2.5%
Biotechnology ........................................................     3.6%
Capital Markets ......................................................     2.1%
Commercial Banks .....................................................     2.0%
Commercial Services & Supplies .......................................     0.3%
Communications Equipment .............................................     5.2%
Computers & Peripherals ..............................................     1.1%
Construction & Engineering ...........................................     0.3%
Consumer Finance .....................................................     1.5%
Diversified Financial Services .......................................     6.4%
Diversified Telecommunications .......................................     3.9%
Electric Utilities ...................................................     0.3%
Electrical Equipment .................................................     0.6%
Electronic Equipment & Instruments ...................................     1.6%
Energy Equipment & Services ..........................................     1.2%
Gas Utilities ........................................................     0.5%
Health Care Equipment & Services .....................................     2.5%
Health Care Providers & Services .....................................     1.4%
Hotels, Restaurants & Leisure Products ...............................     1.6%
Household Durables ...................................................     3.5%
Household Products ...................................................     2.4%
Industrial Conglomerates .............................................     1.5%
Insurance ............................................................     4.0%
Internet & Catalog Retail ............................................     0.4%
Internet Software & Services .........................................     2.4%
IT Services ..........................................................     1.2%
Leisure Equipment & Products .........................................     0.3%
Machinery ............................................................     0.9%
Marine ...............................................................     0.4%
Media ................................................................     4.8%
Multiline Retail .....................................................     0.3%
Multi-Utilities ......................................................     0.4%
Oil, Gas & Consumable Fuels ..........................................     7.1%
Paper & Forest Products ..............................................     1.0%
Personal Products ....................................................     1.2%
Pharmaceuticals ......................................................     6.3%
Semiconductors & Semiconductor Equipment .............................     3.4%
Software .............................................................     4.1%
Specialty Retail .....................................................     0.3%
Textiles, Apparel & Luxury Goods .....................................     4.2%
Tobacco ..............................................................     0.3%
Wireless Telecommunications ..........................................     4.0%
Repurchase agreement .................................................     1.9%
Liabilities, less cash & other assets ................................    (0.5%)
                                                                         -----
                                                                         100.0%
                                                                         =====

For federal income tax purposes the identified cost of investments owned at September 30, 2005 was $128,133,113.

*    Non-income producing security

**   Passive Foreign Investment Company

ADR (American Depositary Receipt)

plc (public limited company)

(1) Security is restricted. The total market value of restricted securities is $139,777 (cost $116,996), or 0.1% of total net assets. The acquisition date was August 5, 2004.

(2) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $139,777, or 0.1% of total net assets.


                                       40                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                                   GLOBAL SERIES

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments, at value(1) .......................................   $166,557,202
Cash denominated in a foreign currency,
   at value(2) .................................................        246,143
Receivables:
   Fund shares sold ............................................        215,994
   Securities sold .............................................        523,038
   Dividends ...................................................        164,774
Foreign taxes recoverable ......................................         17,796
Prepaid expenses ...............................................         13,821
                                                                   ------------
Total assets ...................................................    167,738,768
                                                                   ------------

LIABILITIES:
Cash overdraft .................................................         49,378
Payable for:
   Securities purchased ........................................      1,383,181
   Fund shares redeemed ........................................         99,776
   Management fees .............................................        134,741
   Custodian fees ..............................................          9,135
   Transfer agent and administration fees ......................         39,457
   Professional fees ...........................................         17,070
   12b-1 distribution plan fees ................................        191,026
   Other .......................................................          4,995
                                                                   ------------
Total liabilities ..............................................      1,928,759
                                                                   ------------
NET ASSETS .....................................................   $165,810,009
                                                                   ============
NET ASSETS CONSIST OF:
Paid in capital ................................................   $131,949,285
Accumulated net investment loss ................................       (772,826)
Accumulated net realized loss on sale of investments
   and foreign currency transactions ...........................     (5,193,006)
Net unrealized appreciation in value of investments
   and translation of assets and liabilities in
   foreign currency ............................................     39,826,556
                                                                   ------------
Net assets .....................................................   $165,810,009
                                                                   ============
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) .....................      7,324,856
Net assets .....................................................   $127,969,869
Net asset value and redemption price
   per share ...................................................   $      17.47
                                                                   ============
Maximum offering price per share (net asset value
   divided by 94.25%) ..........................................   $      18.54
                                                                   ============
CLASS B:
Capital shares outstanding (unlimited number
   of shares authorized) .......................................      1,799,188
Net assets .....................................................   $ 28,998,914
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) ......................................   $      16.12
                                                                   ============
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) .....................        537,186
Net assets .....................................................   $  8,841,226
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) ......................................   $      16.46
                                                                   ============

(1)Investments, at cost ........................................   $126,731,875

(2)Cash denominated in a foreign currency,
   at cost .....................................................        247,123

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends (net of foreign withholding tax $200,862) ..........   $ 2,333,625
   Interest .....................................................        60,840
                                                                    -----------
   Total investment income ......................................     2,394,465
                                                                    -----------

EXPENSES:
   Management fees ..............................................     1,507,835
   Custodian fees ...............................................        93,055
   Transfer agent/maintenance fees ..............................       292,700
   Administration fees ..........................................       234,824
   Directors' fees ..............................................         3,317
   Professional fees ............................................        37,102
   Reports to shareholders ......................................        21,237
   Registration fees ............................................        39,317
   Other expenses ...............................................         6,876
   12b-1 distribution plan fees - Class A .......................       284,032
   12b-1 distribution plan fees - Class B .......................       259,687
   12b-1 distribution plan fees - Class C .......................        82,902
                                                                    -----------
   Total expenses ...............................................     2,862,884
   Less: Earnings credits .......................................        (1,687)
                                                                    -----------
   Net expenses .................................................     2,861,197
                                                                    -----------
   Net investment loss ..........................................      (466,732)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments ..................................................    13,172,873
   Foreign currency transactions ................................       (69,564)
                                                                    -----------
   Net realized gain ............................................    13,103,309
                                                                    -----------
Net unrealized appreciation (depreciation)
   during the period on:
   Investments ..................................................    20,729,218
   Translation of assets and liabilities in
      foreign currencies ........................................        (2,459)
                                                                    -----------
   Net unrealized appreciation ..................................    20,726,759
                                                                    -----------
   Net realized and unrealized gain .............................    33,830,068
                                                                    -----------
   Net increase in net assets
      resulting from operations .................................   $33,363,336
                                                                    ===========


                                       41                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                                 GLOBAL SERIES

                                                     YEAR ENDED      YEAR ENDED
                                                   SEPTEMBER 30,   SEPTEMBER 30,
                                                        2005            2004
                                                   -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment loss .........................   $   (466,732)   $   (487,547)
   Net realized gain during the period on
      investments and foreign currency
      transactions .............................     13,103,309       4,015,387
   Net unrealized appreciation during the period
      on investments and translation of assets
      and liabilities in foreign currencies ....     20,726,759      13,434,399
                                                   ------------    ------------
   Net increase in net assets resulting from
      operations ...............................     33,363,336      16,962,239
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ..................................     31,692,774      62,153,125
      Class B ..................................      3,283,116      13,008,655
      Class C ..................................      1,610,608       2,011,154
   Issuance of shares in connection with
      International
      Series merger (Note 8)
      Class A ..................................             --       4,450,969
      Class B ..................................             --       2,248,383
      Class C ..................................             --       2,646,183
   Cost of shares redeemed
      Class A ..................................    (27,395,260)    (22,537,310)
      Class B ..................................     (8,996,589)     (7,327,595)
      Class C ..................................     (2,115,442)     (3,745,740)
                                                   ------------    ------------
   Net increase (decrease) from capital share
      transactions .............................     (1,920,793)     52,907,824
                                                   ------------    ------------
   Net increase in net assets ..................     31,442,543      69,870,063
                                                   ------------    ------------
NET ASSETS:
   Beginning of period .........................    134,367,466      64,497,403
                                                   ------------    ------------
   End of period ...............................   $165,810,009    $134,367,466
                                                   ============    ============
   Accumulated net investment loss at end
      of period ................................   $   (772,826)   $   (315,022)
                                                   ============    ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ..................................      2,004,496       4,739,362
      Class B ..................................        225,028       1,072,788
      Class C ..................................        107,909         162,899
   Shares issued in connection with
      International Series merger
      Class A ..................................             --         366,909
      Class B ..................................             --         198,022
      Class C ..................................             --         228,231
   Shares redeemed
      Class A ..................................     (1,748,721)     (1,693,741)
      Class B ..................................       (618,877)       (584,090)
      Class C ..................................       (142,443)       (296,232)


                                       42                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                               GLOBAL SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                                     YEAR ENDED
                                                                                                  SEPTEMBER 30,
                                                          -----------------------------------------------------
CLASS A                                                     2005      2004(H)      2003     2002(E,G)     2001
-------                                                   --------    -------    -------    ---------   -------
PER SHARE DATA
Net asset value, beginning of period                      $  13.93    $ 11.68    $  9.49     $ 11.04    $ 18.86
                                                          --------    -------    -------     -------    -------
Income (loss) from investment operations:
Net investment income (loss)(c)                              (0.02)     (0.03)     (0.03)      (0.05)     (0.08)
Net gain (loss) on securities (realized and unrealized)       3.56       2.28       2.22       (1.50)     (4.33)
                                                          --------    -------    -------     -------    -------
Total from investment operations                              3.54       2.25       2.19       (1.55)     (4.41)
                                                          --------    -------    -------     -------    -------
Less distributions:
Dividends from net investment income                            --         --         --          --         --
Distributions from realized gains                               --         --         --          --      (3.41)
                                                          --------    -------    -------     -------    -------
Total distributions                                             --         --         --          --      (3.41)
                                                          --------    -------    -------     -------    -------
Net asset value, end of period                            $  17.47    $ 13.93    $ 11.68     $  9.49    $ 11.04
                                                          ========    =======    =======     =======    =======
TOTAL RETURN(A)                                              25.41%     19.26%     23.08%     (14.04%)   (27.60%)
                                                          --------    -------    -------     -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $127,970    $98,450    $42,711     $50,893    $48,089
                                                          --------    -------    -------     -------    -------
Ratios to average net assets:
Net investment income (loss)                                 (0.14%)    (0.20%)    (0.26%)     (0.46%)    (0.57%)
Total expenses(b)                                             1.73%      1.79%      2.00%       1.85%      1.90%
Net expenses(d)                                               1.73%      1.79%      2.00%       1.85%      1.90%
Expenses prior to custodian earnings credits and net
   of expense waivers                                         1.73%      1.79%      2.00%       1.85%      1.90%
                                                          --------    -------    -------     -------    -------
Portfolio turnover rate                                         31%        25%        62%         36%        38%

                                                                                                    YEAR ENDED
                                                                                                 SEPTEMBER 30,
                                                          ----------------------------------------------------
CLASS B                                                   2005(I)    2004(H)      2003     2002(E,G)     2001
-------                                                   -------    -------    -------    ---------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 12.93    $ 10.93    $  8.89     $ 10.38    $ 18.00
Income (loss) from investment operations:
Net investment income (loss)(c)                             (0.12)     (0.13)     (0.04)      (0.10)     (0.14)
Net gain (loss) on securities (realized and unrealized)      3.31       2.13       2.08       (1.39)     (4.07)
                                                          -------    -------    -------     -------    -------
Total from investment operations                             3.19       2.00       2.04       (1.49)     (4.21)
                                                          -------    -------    -------     -------    -------
Less distributions:
Dividends from net investment income                           --         --         --          --         --
Distributions from realized gains                              --         --         --          --      (3.41)
                                                          -------    -------    -------     -------    -------
Total distributions                                            --         --         --          --      (3.41)
                                                          -------    -------    -------     -------    -------
Net asset value, end of period                            $ 16.12    $ 12.93    $ 10.93     $  8.89    $ 10.38
                                                          =======    =======    =======     =======    =======
TOTAL RETURN(A)                                             24.67%     18.30%     22.95%     (14.35%)   (27.86%)
                                                          -------    -------    -------     -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $28,999    $28,360    $16,461     $19,021    $23,533
                                                          -------    -------    -------     -------    -------
Ratios to average net assets:
Net investment income (loss)                                (0.80%)    (1.00%)    (0.42%)     (0.89%)    (1.07%)
Total expenses(b)                                            2.38%      2.54%      2.18%       2.28%      2.39%
Net expenses(d)                                              2.38%      2.54%      2.18%       2.28%      2.39%
Expenses prior to custodian earnings credits and net
   of expense waivers                                        2.38%      2.54%      2.18%       2.28%      2.39%
                                                          -------    -------    -------     -------    -------
Portfolio turnover rate                                        31%        25%        62%         36%        38%
                                                          -------    -------    -------     -------    -------


                                       43                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                               GLOBAL SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                                    YEAR ENDED
                                                                                                 SEPTEMBER 30,
                                                          ----------------------------------------------------
CLASS C                                                    2005     2004(H)     2003     2002(E,F,G)     2001
-------                                                   ------    -------    ------    -----------   -------
PER SHARE DATA
Net asset value, beginning of period                      $13.22     $11.17    $ 9.14      $ 10.72     $ 18.55
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.13)     (0.13)    (0.09)       (0.15)      (0.21)
Net gain (loss) on securities (realized and unrealized)     3.37       2.18      2.12        (1.43)      (4.21)
                                                          ------     ------    ------      -------     -------
Total from investment operations                            3.24       2.05      2.03        (1.58)      (4.42)
Less distributions:
Dividends from net investment income                          --         --        --           --          --
Distributions from realized gains                             --         --        --           --       (3.41)
                                                          ------     ------    ------      -------     -------
Total distributions                                           --         --        --           --       (3.41)
                                                          ------     ------    ------      -------     -------
Net asset value, end of period                            $16.46     $13.22    $11.17      $  9.14     $ 10.72
                                                          ======     ======    ======      =======     =======
TOTAL RETURN(A)                                            24.51%     18.35%    22.21%      (14.74%)    (28.20%)
                                                          ------     ------    ------      -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $8,841     $7,557    $5,326      $ 4,076     $ 3,569
                                                          ------     ------    ------      -------     -------
Ratios to average net assets:
Net investment income (loss)                               (0.90%)    (1.02%)   (0.96%)      (1.33%)     (1.57%)
Total expenses(b)                                           2.48%      2.54%     2.77%        2.74%       2.91%
Net expenses(d)                                             2.48%      2.54%     2.77%        2.74%       2.91%
Expenses prior to custodian earnings credits and
   net of expense waivers                                   2.48%      2.54%     2.77%        2.74%       2.91%
                                                          ------     ------    ------      -------     -------
Portfolio turnover rate                                       31%        25%       62%          36%         38%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than 1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(f) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(g) Effective May 1, 2002 the fee structure for Global Series changed. Per share information reflects this change.

(h) The financial highlights for the Global Series exclude the historical financial highlights of the International Series Class A, B and C shares. The assets of the International Series were acquired by the Global Series on October 3, 2003.

(i) Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with the NASD sales cap regulations. Per share information reflects this change.


                                       44                See accompanying notes.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                     LARGE CAP GROWTH SERIES
November 15, 2005                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF MARK MITCHELL)
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The Security Large Cap Growth Series of the Security Equity Fund returned 5.12% in the period, lagging the benchmark Russell 1000 Growth index's return of 11.66% and the Series' peer group median return of 12.23%. The last few years, the market favored lower quality, higher beta stocks. In such environments, we tend to under perform. While disappointing, we believe that our approach delivers performance over the long-term.

Our approach to managing the Security Large Cap Growth Series is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

For this Series, we apply this philosophy to a broad range of growth companies.

TECHNOLOGY AND CONSUMER STAPLES STOCKS ARE TOP PERFORMERS

The Series' technology holdings were up 15% compared to 13% for the index. Positions in ADC Telecom and Qualcomm contributed positively to the Series. ADC Telecom, up over 80%, benefited from the continued broadband infrastructure build out. Qualcomm, up 28%, experienced solid wireless technology demand leading to strong operating results.

Within consumer staples, CVS and PepsiCo were up 39% and 19%, respectively. CVS benefited from continued execution in their core business and good progress in the integration of Eckard, an acquisition completed in July 2004. PepsiCo was positively impacted by strong growth in their international markets and solid execution within their diversified business model encompassing both beverages and snacks.

HEALTH CARE AND CONSUMER DISCRETIONARY DISAPPOINTING

Health care, as a sector overall, underperformed the index. Boston Scientific and Pfizer both had a negative impact on the Series. Boston Scientific was down over 24% as a result of concerns regarding their long-term growth prospects and declining market share in the drug eluting stent market in the U.S.. Pfizer was down over 10% due in part to less visible growth prospects driven by patent expirations and regulatory scrutiny.

2006 MARKET OUTLOOK

We are optimistic on the equity market as we look out into 2006. However, there are several near-term concerns that need to pass. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will weigh heavily on the consumer as we move through the winter season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive position.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


-------------------------------------
Mark Mitchell
Senior Portfolio Manager

                                                            SECURITY EQUITY FUND
Performance Summary                                      LARGE CAP GROWTH SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY LARGE CAP GROWTH SERIES VS. RUSSELL 1000 GROWTH INDEX



LARGE CAP GROWTH SERIES

                     05/1/00           9,425.00
                     6/30/00           9,641.85
                     9/30/00           9,151.74
                    12/31/00           7,558.91
                    03/31/01           6,314.80
                    06/30/01           6,767.20
                    09/30/01           5,655.04
                    12/31/01           6,380.77
                    03/31/02           6,164.00
                    06/30/02           5,023.56
                    09/30/02           4,335.53
                    12/31/02           4,646.56
                    03/31/03           4,618.28
                    06/30/03           5,221.49
                    09/30/03           5,296.89
                    12/31/03           5,739.87
                    03/31/04           5,739.87
                    06/30/04           5,824.69
                    09/30/04           5,523.09
                    12/31/04           5,890.67
                    03/31/05           5,541.94
                    06/30/05           5,655.04
                    09/30/05           5,805.84

RUSSELL 1000 GROWTH INDEX

INCEPTION 5/01/00                     10,000.00
                    06/30/00          10,215.80
                    09/30/00           9,665.85
                    12/31/00           7,603.20
                    03/31/01           6,014.12
                    06/30/01           6,520.45
                    09/30/01           5,254.83
                    12/31/01           6,050.69
                    03/31/02           5,894.05
                    06/30/02           4,793.50
                    09/30/02           4,072.29
                    12/31/02           4,363.25
                    03/31/03           4,316.46
                    06/30/03           4,933.91
                    09/30/03           5,127.23
                    12/31/03           5,661.58
                    03/31/04           5,705.90
                    06/30/04           5,816.42
                    09/30/04           5,512.78
                    12/31/04           6,018.40
                    03/31/05           5,772.65
                    06/30/05           5,915.09
                    09/30/05           6,152.47



                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Large Cap Growth Series on May 1, 2000 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   13.93%
Consumer Staples                         10.32
Energy                                    3.38
Financials                                9.17
Health Care                              14.99
Industrials                              19.20
Information Technology                   21.64
Exchange Traded Funds                     2.94
Commercial Paper                          3.55
Cash & other assets, less liabilities     0.88
                                        ------
Total Net Assets                        100.00
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR   5 YEARS   SINCE INCEPTION
---------------------        ------   -------   ---------------
A Shares                      5.12%   (8.70%)   (8.55%)(5-1-00)
A Shares with sales charge   (0.97%)  (9.77%)   (9.55%)(5-1-00)
B Shares                      4.25%   (9.40%)   (9.31%)(5-1-00)
B Shares with CDSC           (0.75%)  (9.77%)   (9.31%)(5-1-00)
C Shares                      4.41%   (9.31%)   (9.22%)(5-1-00)
C Shares with CDSC            3.41%   (9.31%)   (9.22%)(5-1-00)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.


                                       46                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                      LARGE CAP GROWTH SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                     BEGINNING         ENDING      EXPENSES PAID
                   ACCOUNT VALUE   ACCOUNT VALUE       DURING
                      04-01-05      09-30-05(1)      PERIOD(2)
                   -------------   -------------   -------------
Large Cap Growth
Series - Class A
   Actual            $1,000.00       $1,047.60         $11.60
   Hypothetical       1,000.00        1,013.66          11.41

Large Cap Growth
Series - Class B
   Actual             1,000.00        1,044.30          15.48
   Hypothetical       1,000.00        1,009.87          15.22

Large Cap Growth
Series - Class C
   Actual             1,000.00        1,044.10          15.39
   Hypothetical       1,000.00        1,009.87          15.13

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 4.76%, 4.43% and 4.41%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (2.26%, 3.02% and 3.02% for Class A, B and C shares, respectively), net of any applicable fee waivers, reimbursed expenses or earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                            SECURITY EQUITY FUND
Schedule of Investments                                  LARGE CAP GROWTH SERIES
September 30, 2005

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS - 95.6%

AEROSPACE & DEFENSE - 4.1%
General Dynamics Corporation                                 2,400    $  286,920
United Technologies Corporation                              5,600       290,304
                                                                      ----------
                                                                         577,224
                                                                      ----------

AIR FREIGHT & LOGISTICS - 3.4%
FedEx Corporation                                            5,400       470,502
                                                                      ----------

AIRLINES - 1.4%
Southwest Airlines Company                                  12,800       190,080
                                                                      ----------

BIOTECHNOLOGY - 1.4%
Amgen, Inc.*                                                 2,500       199,175
                                                                      ----------

BROADCASTING & CABLE TV - 3.7%
Univision Communications, Inc.*                             19,400       514,682
                                                                      ----------

COMMUNICATIONS EQUIPMENT - 8.4%
3Com Corporation*                                           35,000       142,800
ADC Telecommunications, Inc.*                               14,157       323,632
Cisco Systems, Inc.*                                        20,100       360,393
Qualcomm, Inc.                                               8,000       358,000
                                                                      ----------
                                                                       1,184,825
                                                                      ----------

COMPUTER HARDWARE - 1.0%
Dell, Inc.*                                                  4,200       143,640
                                                                      ----------

CONSUMER FINANCE - 2.8%
American Express Company                                     6,800       390,592
                                                                      ----------

DATA PROCESSING & OUTSOURCED SERVICES - 3.3%
First Data Corporation                                      11,700       468,000
                                                                      ----------

DRUG RETAIL - 3.5%
CVS Corporation                                             17,100       496,071
                                                                      ----------

ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Power-One, Inc.*                                            27,400       151,796
                                                                      ----------

EXCHANGE TRADED FUNDS - 2.9%
iShares Russell 1000 Growth Index Fund                       8,300       413,091
                                                                      ----------

GENERAL MERCHANDISE STORES - 0.9%
Target Corporation                                           2,500       129,825
                                                                      ----------

HEALTH CARE EQUIPMENT - 6.4%
Medtronic, Inc.                                              9,000       482,580
Zimmer Holdings, Inc.*                                       6,100       420,229
                                                                      ----------
                                                                         902,809
                                                                      ----------

HEALTH CARE SERVICES - 2.2%
Covance, Inc.*                                               6,400       307,136
                                                                      ----------

HOME IMPROVEMENT RETAIL - 2.7%
Home Depot, Inc.                                            10,000       381,400
                                                                      ----------

HOTELS, RESORTS & CRUISE LINES - 3.0%
Carnival Corporation                                         8,500       424,830
                                                                      ----------

HOUSEHOLD PRODUCTS - 2.2%
Procter & Gamble Company                                     5,200       309,192
                                                                      ----------

HYPERMARKETS & SUPERCENTERS - 3.0%
Wal-Mart Stores, Inc.                                        9,700       425,054
                                                                      ----------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)

INDUSTRIAL CONGLOMERATES - 5.4%
3M Company                                                   1,800   $   132,048
General Electric Company                                    18,600       626,262
                                                                     -----------
                                                                         758,310
                                                                     -----------

INTERNET RETAIL - 0.7%
eBay, Inc.*                                                  2,400        98,880
                                                                     -----------

MANAGED HEALTH CARE - 2.0%
UnitedHealth Group, Inc.                                     5,000       281,000
                                                                     -----------

MOVIES & ENTERTAINMENT - 2.9%
Viacom, Inc. (Cl.B)                                         12,400       409,324
                                                                     -----------

MULTI-LINE INSURANCE - 4.3%
American International Group, Inc.                           9,800       607,208
                                                                     -----------

OIL & GAS EQUIPMENT & SERVICES - 3.4%
BJ Services Company                                         13,200       475,068
                                                                     -----------

OTHER DIVERSIFIED FINANCIAL SERVICES - 2.1%
Citigroup, Inc.                                              6,400       291,328
                                                                     -----------

PHARMACEUTICALS - 3.0%
Johnson & Johnson                                            6,600       417,648
                                                                     -----------

SEMICONDUCTORS - 5.0%
Analog Devices, Inc.                                         6,700       248,838
Applied Micro Circuits Corporation*                         47,200       141,600
Intel Corporation                                           12,900       317,985
                                                                     -----------
                                                                         708,423
                                                                     -----------

SOFT DRINKS - 1.6%
PepsiCo, Inc.                                                3,900       221,169
                                                                     -----------

SYSTEMS SOFTWARE - 3.8%
Microsoft Corporation                                       20,900       537,757
                                                                     -----------

TRADING COMPANIES & DISTRIBUTORS - 0.7%
W.W. Grainger, Inc.                                          1,500        94,380
                                                                     -----------

TRUCKING - 3.3%
J.B. Hunt Transport Services, Inc.                          24,100       458,141
                                                                     -----------

TOTAL COMMON STOCKS
   (cost $12,500,517)                                                 13,438,560
                                                                     -----------

COMMERCIAL PAPER - 3.5%

FINANCIAL - OTHER - 3.5%
Countrywide Financial,
   3.85%, 10-06-05                                        $500,000       499,733
                                                                     -----------

TOTAL COMMERCIAL PAPER
   (cost $499,733)                                                       499,733
                                                                     -----------

TOTAL INVESTMENTS - 99.1%
   (cost $13,000,250)                                                 13,938,293
CASH & OTHER ASSETS, LESS LIABILITIES - 0.9%                             122,829
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $14,061,122
                                                                     ===========

For federal income tax purposes the indentified cost of investments owned at September 30, 2005 was $13,076,402.

*    Non-income producing security


                                       48                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                         LARGE CAP GROWTH SERIES

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments, at value (1) .......................................   $ 13,938,293
Cash ............................................................        372,549
Receivables:
   Fund shares sold .............................................         20,506
   Dividends ....................................................          6,546
Prepaid expenses ................................................         14,824
                                                                    ------------
Total assets ....................................................     14,352,718
                                                                    ------------

LIABILITIES:
Payable for:
   Securities purchased .........................................        161,441
   Fund shares redeemed .........................................         12,032
   Management fees ..............................................          8,666
   Transfer agent and administration fees .......................          6,807
   Professional fees ............................................          8,581
   12b-1 distribution plan fees .................................         90,588
   Reimbursement due to advisor .................................          2,626
   Other ........................................................            855
                                                                    ------------
Total liabilities ...............................................        291,596
                                                                    ------------
NET ASSETS ......................................................   $ 14,061,122
                                                                    ============

NET ASSETS CONSIST OF:
Paid in capital .................................................   $ 15,511,601
Accumulated net realized loss
   on sale of investments .......................................     (2,388,522)
Net unrealized appreciation in value
   of investments ...............................................        938,043
                                                                    ------------
Net assets ......................................................   $ 14,061,122
                                                                    ============

CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) ......................      1,340,489

Net assets ......................................................   $  8,260,907
Net asset value and redemption price
   per share ....................................................   $       6.16
                                                                    ============
Maximum offering price per share
   (net asset value divided by 94.25%) ..........................   $       6.54
                                                                    ============

CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ......................        450,115
Net assets ......................................................   $  2,653,394
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) .......................................   $       5.89
                                                                    ============

CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ......................        531,423
Net assets ......................................................   $  3,146,821
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) .......................................   $       5.92
                                                                    ============

(1) Investments, at cost ........................................   $ 13,000,250

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends .......................................................   $ 204,677
   Interest ........................................................       6,208
                                                                       ---------
   Total investment income .........................................     210,885
                                                                       ---------
EXPENSES:
   Management fees .................................................     140,504
   Custodian fees ..................................................       4,718
   Transfer agent/maintenance fees .................................     106,193
   Administration fees .............................................      24,949
   Directors' fees .................................................         190
   Professional fees ...............................................      10,653
   Reports to shareholders .........................................       2,496
   Registration fees ...............................................      34,087
   Other expenses ..................................................       1,965
   12b-1 distribution plan fees - Class A ..........................      19,341
   12b-1 distribution plan fees - Class B ..........................      31,297
   12b-1 distribution plan fees - Class C ..........................      31,842
                                                                       ---------
   Total expenses ..................................................     408,235
   Less:
      Expenses waived ..............................................     (35,126)
      Earnings credits .............................................      (1,371)
      Reimbursement of expenses - Class A ..........................      (4,677)
      Reimbursement of expenses - Class B ..........................      (1,921)
      Reimbursement of expenses - Class C ..........................      (1,654)
                                                                       ---------
   Net expenses ....................................................     363,486
                                                                       ---------
   Net investment loss .............................................    (152,601)
                                                                       ---------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
   Investments .....................................................     292,724
                                                                       ---------
   Net realized gain ...............................................     292,724
                                                                       ---------
Net unrealized appreciation
   during the period on: Investments ...............................     499,904
                                                                       ---------
   Net unrealized appreciation .....................................     499,904
                                                                       ---------
   Net realized and unrealized gain ................................     792,628
                                                                       ---------
   Net increase in net assets
      resulting from operations ....................................   $ 640,027
                                                                       =========


                                       49                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                       LARGE CAP GROWTH SERIES

                                                              YEAR ENDED      YEAR ENDED
                                                            SEPTEMBER 30,   SEPTEMBER 30,
                                                                 2005            2004
                                                            -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ..................................    $  (152,601)    $  (289,297)
   Net realized gain during the period on investments ...        292,724       1,338,820
   Net unrealized appreciation (depreciation) during
      the period on investments .........................        499,904        (146,746)
                                                             -----------     -----------
   Net increase in net assets resulting from operations..        640,027         902,777
                                                             -----------     -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ...........................................      5,885,757      11,629,566
      Class B ...........................................        943,562       2,089,630
      Class C ...........................................        935,616         906,174
   Cost of shares redeemed
      Class A ...........................................     (9,484,442)    (16,966,073)
      Class B ...........................................     (1,955,914)     (5,250,568)
      Class C ...........................................     (1,005,819)     (1,376,326)
                                                             -----------     -----------
   Net decrease from capital share transactions .........     (4,681,240)     (8,967,597)
                                                             -----------     -----------
   Net increase (decrease) in net assets ................     (4,041,213)     (8,064,820)
                                                             -----------     -----------

NET ASSETS:
   Beginning of period ..................................     18,102,335      26,167,155
                                                             -----------     -----------
   End of period ........................................    $14,061,122     $18,102,335
                                                             ===========     ===========
   Accumulated undistributed net investment loss at end
      of period .........................................    $        --     $        --
                                                             ===========     ===========

CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ...........................................        973,824       1,956,772
      Class B ...........................................        162,302         358,069
      Class C ...........................................        160,117         153,643
   Shares redeemed
      Class A ...........................................     (1,588,369)     (2,880,964)
      Class B ...........................................       (342,470)       (930,168)
      Class C ...........................................       (173,001)       (235,580)


                                       50                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                     LARGE CAP GROWTH SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                               YEAR ENDED
                                                                                            SEPTEMBER 30,
                                                          -----------------------------------------------
CLASS A                                                    2005      2004      2003      2002       2001
-------                                                   ------   -------   -------   -------    -------
PER SHARE DATA

Net asset value, beginning of period                      $ 5.86   $  5.62   $  4.60   $  6.00    $  9.71
                                                          ------   -------   -------   -------    -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.05)    (0.05)    (0.04)    (0.05)     (0.08)
Net gain (loss) on securities (realized and unrealized)     0.35      0.29      1.06     (1.35)     (3.63)
                                                          ------   -------   -------   -------    -------
Total from investment operations                            0.30      0.24      1.02     (1.40)     (3.71)
                                                          ------   -------   -------   -------    -------
Less distributions:
Dividends from net investment income                          --        --        --        --         --
Distributions from realized gains                             --        --        --        --         --
                                                          ------   -------   -------   -------    -------
Total distributions                                           --        --        --        --         --
                                                          ------   -------   -------   -------    -------
Net asset value, end of period                            $ 6.16   $  5.86   $  5.62   $  4.60    $  6.00
                                                          ======   =======   =======   =======    =======
TOTAL RETURN(A)                                             5.12%     4.27%    22.17%   (23.33%)   (38.21%)
                                                          ------   -------   -------   -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $8,261   $11,455   $16,179   $ 9,243    $ 2,436
                                                          ------   -------   -------   -------    -------
Ratios to average net assets:
Net investment income (loss)                               (0.76%)   (0.81%)   (0.71%)   (1.00%)    (1.10%)
Total expenses(b)                                           2.57%     2.00%     1.83%     1.99%      2.15%
Net expenses(d)                                             2.25%     1.83%     1.83%     1.99%      1.99%
Expenses prior to custodian earnings credits and net of
   expense waivers                                          2.26%     1.84%     1.83%     1.99%      2.00%
                                                          ------   -------   -------   -------    -------
Portfolio turnover rate                                       59%       44%       39%       12%         6%

                                                                                               YEAR ENDED
                                                                                            SEPTEMBER 30,
                                                          -----------------------------------------------
CLASS B                                                    2005      2004     2003      2002       2001
-------                                                   ------    ------   ------   -------    --------
PER SHARE DATA
Net asset value, beginning of period                      $ 5.65    $ 5.45   $ 4.50   $  5.92    $  9.65
                                                          ------    ------   ------   -------    -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.09)    (0.09)   (0.07)    (0.11)     (0.14)
Net gain (loss) on securities (realized and unrealized)     0.33      0.29     1.02     (1.31)     (3.59)
                                                          ------    ------   ------   -------    -------
Total from investment operations                            0.24      0.20     0.95     (1.42)     (3.73)
                                                          ------    ------   ------   -------    -------
Less distributions:
Dividends from net investment income                          --        --       --        --         --
Distributions from realized gains                             --        --       --        --         --
Total distributions                                           --        --       --        --         --
                                                          ------    ------   ------   -------    -------
Net asset value, end of period                            $ 5.89    $ 5.65   $ 5.45   $  4.50    $  5.92
                                                          ======    ======   ======   =======    =======
TOTAL RETURN(A)                                             4.25%     3.67%   21.11%   (23.99%)   (38.65%)
                                                          ------    ------   ------   -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $2,653    $3,559   $6,557   $ 1,949    $ 1,955
                                                          ------    ------   ------   -------    -------

Ratios to average net assets:
Net investment income (loss)                               (1.45%)   (1.55%)  (1.49%)   (1.88%)    (1.85%)
Total expenses(b)                                           3.32%     2.72%    2.59%     2.82%      2.92%
Net expenses(d)                                             3.00%     2.56%    2.59%     2.82%      2.75%
Expenses prior to custodian earnings credits and net of
expense waivers                                             3.01%     2.56%    2.59%     2.82%      2.75%
                                                          ------    ------   ------   -------    -------
Portfolio turnover rate                                       59%       44%      39%       12%         6%


                                       51                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                         LARGE CAP GROWTH SERIES

Financial Highlights

Selected data for each share of capital stock outstanding throughout each period

                                                                                                YEAR ENDED
                                                                                             SEPTEMBER 30,
                                                          ------------------------------------------------
CLASS C                                                    2005      2004      2003     2002(E)      2001
-------                                                   ------    ------    ------    -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $ 5.67    $ 5.48    $ 4.52    $  5.93    $  9.65
                                                          ------    ------    ------    -------    -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.09)    (0.09)    (0.07)     (0.11)     (0.13)
Net gain (loss) on securities (realized and unrealized)     0.34      0.28      1.03      (1.30)     (3.59)
                                                          ------    ------    ------    -------    -------
Total from investment operations                            0.25      0.19      0.96      (1.41)     (3.72)
                                                          ------    ------    ------    -------    -------
Less distributions:
Dividends from net investment income                          --        --        --         --         --
Distributions from realized gains                             --        --        --         --         --
                                                          ------    ------    ------    -------    -------
Total distributions                                           --        --        --         --         --
                                                          ------    ------    ------    -------    -------
Net asset value, end of period                            $ 5.92    $ 5.67    $ 5.48    $  4.52    $  5.93
                                                          ======    ======    ======    =======    =======
TOTAL RETURN(A)                                             4.41%     3.47%    21.24%    (23.78%)   (38.55%)
                                                          ------    ------    ------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $3,147    $3,088    $3,432    $ 2,547    $ 2,577
                                                          ------    ------    ------    -------    -------
Ratios to average net assets:
Net investment income (loss)                               (1.52%)   (1.58%)   (1.44%)    (1.88%)    (1.85%)
Total expenses(b)                                           3.32%     2.77%     2.58%      2.82%      2.92%
Net expenses(d)                                             3.00%     2.61%     2.58%      2.82%      2.75%
Expenses prior to custodian earnings credits and net of
   expense waivers                                          3.01%     2.61%     2.58%      2.82%      2.75%
                                                          ------    ------    ------    -------    -------
Portfolio turnover rate                                       59%       44%       39%        12%         6%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.


                                       52                See accompanying notes.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                        MID CAP VALUE SERIES
November 15, 2005                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF JAMES P. SCHIER)
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The Mid Cap Value Series of the Security Equity Fund turned in a solid year performing better than the benchmark, Russell 2500 Value Index. The Series gained 27.77% vs. a return of 21.31% for the index and 20.36% for the Series' peer group median.

Our approach with the Mid Cap Value Series is to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over 3-5 years to capture the better part of the improvements in profitability. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Series, we target securities generally priced at or below a market multiple that are able to increase their return on capital over time.

INDUSTRIAL, ENERGY AND MATERIAL STOCKS ARE TOP PERFORMERS

The industrial sector drove performance with the Series average industrial holdings gaining more than 55%, more than twice what peer stocks accomplished in the benchmark. Stocks contributing to this performance include Shaw Group, Quanta Services, Capstone Turbine and Mastec. All of these companies benefited from infrastructure projects incentivized in the energy bill as well as from all of the reconstruction work that was generated during the hurricane season.

A heavy weighting in energy names also served the Series well as the sector on average gained 65%. McDermott International led the group in gaining 143% from an increase in infrastructure projects, reconstruction work from the hurricanes, and a favorable settlement on the asbestos front.

KFx also had a sizable move as the company continues to make substantive progress in commercializing its clean coal technology. For Williams Cos., the market responded to their drilling initiative in the Rockies, their efforts to increase proven reserves in 3,000 drilling locations, and potential to spin-off their mid-stream assets into a MLP.

Holdings in the materials sector also aided the Series' performance. Favorable energy fundamentals boosted the outlook for coal. Arch Coal and Consol Energy gained 91% and 121%, respectively.

TECHNOLOGY AND HEALTH CARE WERE HIT HARD

Technology holdings in the Series declined 4% during the last 12 months. Merix Corporation declined 45% following difficulty in integrating acquired Data Circuit Systems and their entering the competitive quick turns microprocessor business. Avanex, which lost 53%, also had difficulty with acquired businesses. Avanex underestimated the cash draw for severance in Europe when integrating Corning and Alcatel's fiber optics business and they expected a faster rebound in demand from RBOC's. The Series continues to own both of these positions.

Health care stocks also provided disappointment. Millenium Pharmaceuticals declined 38% as the company's two primary drugs (Integrilin and Velcade) experienced emergence of stronger competitive products in a rapidly maturing market. This position has been sold by the Series. Hooper Holmes, the medical exam company, declined 11% due to a lower than expected sales growth and the failure to complete a long-touted strategic acquisition, which eventually lead to the departure of the CEO. Given the Series' leading market position, solid balance sheet and cash flow, the Series continues to maintain the position.

OUTLOOK FOR 2006

The stock market has been surprisingly buoyant the past year given rising energy prices and restrictive Fed policies. Logic would tend to suggest that an unusually conservative positioning would be prudent. However, companies with high earnings stability and visibility currently have high valuations suggesting that the market has already priced in this outlook. In addition, the out performance of value stocks over the last few years may also reflect this conservative tendency in the market. Given this view, the Series is under weight in traditionally stable sectors such as finance, consumer discretionary, and consumer staples.

With the significant move in the energy sector, the Series has been trimming exposure slightly. At present, we are tending to find that the most compelling opportunities lie in the industrial and technology sectors of the market. Specifically, we like companies in the water, wastewater, telecomm equipment and highway development industries. In addition, many of the new commitments have also tended to be in larger mid-cap companies.

On behalf of Security Management Company, thank you for trusting your funds with us. We are excited to see what opportunities present themselves over the balance of the year.

Sincerely,


-------------------------------------
James P. Schier
Senior Portfolio Manager

                                                            SECURITY EQUITY FUND
Performance Commentary                                      MID CAP VALUE SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY MID CAP VALUE FUND VS. S&P MIDCAP 400/BARRA VALUE INDEX & RUSSELL 2500 VALUE INDEX


MID CAP VALUE SERIES

                  05/01/97           9,425.00
                  06/30/97          10,386.43
                  09/30/97          12,205.47
                  12/31/97          12,202.23
                  03/31/98          13,982.73
                  06/30/98          13,915.00
                  09/30/98          11,679.70
                  12/31/98          14,172.13
                  03/31/99          13,968.14
                  06/30/99          16,872.51
                  09/30/99          16,124.56
                  12/31/99          17,264.18
                   3/31/00          19,149.76
                   6/30/00          18,997.70
                   9/30/00          21,035.34
                  12/31/00          21,872.71
                  03/31/01          22,618.49
                  06/30/01          24,688.89
                  09/30/01          20,080.59
                  12/31/01          24,342.16
                  03/31/02          26,771.85
                  06/30/02          24,635.98
                  09/30/02          19,098.54
                  12/31/02          20,725.87
                  03/31/03          20,228.63
                  06/30/03          25,732.17
                  09/30/03          27,664.63
                  12/31/03          31,468.20
                  03/31/04          33,864.25
                  06/30/04          34,754.22
                  09/30/04          34,742.81
                  12/31/04          37,275.78
                  03/31/05          37,195.91
                  06/30/05          38,222.79
                  09/30/05          41,463.17


S&P MIDCAP 400/BARRA VALUE

INCEPTION 5/01/97                   10,000.00
                  06/30/97          10,925.23
                  09/30/97          12,471.40
                  12/31/97          13,146.38
                  03/31/98          14,440.15
                  06/30/98          13,842.25
                  09/30/98          11,932.74
                  12/31/98          13,761.77
                  03/31/99          12,653.42
                  06/30/99          14,543.13
                  09/30/99          13,126.61
                  12/31/99          14,081.67
                  03/31/00          14,964.64
                  06/30/00          14,567.38
                  09/30/00          16,467.23
                  12/31/00          18,001.12
                  03/31/01          17,381.57
                  06/30/01          19,360.83
                  09/30/01          16,839.62
                  12/31/01          19,286.99
                  03/31/02          21,200.92
                  06/30/02          19,956.18
                  09/30/02          16,268.59
                  12/31/02          17,337.54
                  03/31/03          16,331.37
                  06/30/03          19,462.62
                  09/30/03          20,862.99
                  12/31/03          24,305.58
                  03/31/04          25,646.95
                  06/30/04          25,966.12
                  09/30/04          25,763.46
                  12/31/04          28,917.69
                  03/31/05          28,712.67
                  06/30/05          30,108.91
                  09/30/05          31,737.23





RUSSELL 2500 VALUE INDEX

INCEPTION 5/01/97                   10,000.00
                  06/30/97          11,200.83
                  09/30/97          12,594.49
                  12/31/97          12,952.70
                  03/31/98          14,188.46
                  06/30/98          13,681.09
                  09/30/98          11,427.77
                  12/31/98          12,705.04
                  03/31/99          11,687.40
                  06/30/99          13,558.89
                  09/30/99          12,386.34
                  12/31/99          12,892.04
                  03/31/00          13,494.60
                  06/30/00          13,413.75
                  09/30/00          14,336.43
                  12/31/00          15,571.76
                  03/31/01          15,264.14
                  06/30/01          16,787.57
                  09/30/01          14,698.15
                  12/31/01          17,088.66
                  03/31/02          18,542.23
                  06/30/02          17,895.20
                  09/30/02          14,608.72
                  12/31/02          15,401.82
                  03/31/03          14,666.86
                  06/30/03          17,788.08
                  09/30/03          19,169.13
                  12/31/03          22,319.49
                  03/31/04          23,698.49
                  06/30/04          23,817.52
                  09/30/04          23,877.08
                  12/31/04          27,134.02
                  03/31/05          26,556.13
                  06/30/05          27,969.20
                  09/30/05          28,963.85


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Mid Cap Value Series on May 1, 1997 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Effective February 1, 2005, the Mid Cap Value Series changed its benchmark index to the Russell 2500 Value Index. The Investment Adviser has determined that the Russell 2500 Value Index is a more appropriate index than the S&P MidCap 400/Barra Value Index, which is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price-to-book value calculation, because the Russell 2500 Value Index more closely reflects the types of securities in which the Series invests and thus provides shareholders with a more appropriate benchmark against which to compare the Series' performance.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR   5 YEARS   SINCE INCEPTION
---------------------        ------   -------   ---------------
A Shares                     27.77%    16.11%   20.21% (5-1-97)
A Shares with sales charge   20.41%    14.74%   19.37% (5-1-97)
B Shares                     26.83%    15.14%   19.17% (5-1-97)
B Shares with CDSC           21.83%    14.91%   19.17% (5-1-97)
C Shares                     26.80%    15.15%   17.69% (1-29-99)
C Shares with CDSC           25.80%    15.15%   17.69% (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    4.63%
Consumer Staples                          6.16
Energy                                   13.87
Financials                               12.28
Health Care                               4.60
Industrials                              28.22
Information Technology                   14.00
Materials                                 6.27
Telecommunication Services                0.69
Utilities                                 6.71
Exchange Traded Funds                     1.73
Commercial Paper                          0.74
Asset Backed Securities                   0.78
Repurchase Agreement                      0.05
Liabilities, less cash & other assets    (0.73)
                                        ------
Total Net Assets                        100.00
                                        ======

                                                            SECURITY EQUITY FUND
Performance Summary                                         MID CAP VALUE SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                        BEGINNING         ENDING      EXPENSES PAID
                      ACCOUNT VALUE   ACCOUNT VALUE       DURING
                         04-01-05      09-30-05(1)      PERIOD(2)
                      -------------   -------------   -------------
Mid Cap Value
Series - Class A
   Actual               $1,000.00       $1,114.70         $ 7.37
   Hypothetical          1,000.00        1,018.00           7.03

Mid Cap Value
Series - Class B
   Actual                1,000.00        1,110.60          11.32
   Hypothetical          1,000.00        1,014.26          10.81

Mid Cap Value
Series - Class C
   Actual                1,000.00        1,110.30          11.32
   Hypothetical          1,000.00        1,014.26          10.81

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 11.47%, 11.06% and 11.03%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.39%, 2.14% and 2.14% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                            SECURITY EQUITY FUND
Schedule of Investments                                     MID CAP VALUE SERIES
September 30, 2005

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                          NUMBER        MARKET
                                                         OF SHARES      VALUE
                                                        ----------   -----------
CONVERTIBLE BOND - 0.3%

PHARMACEUTICALS - 0.3%
Ligand Pharmaceuticals, Inc.,
   6.00% - 2007(2)                                      $1,250,000   $ 1,778,125
                                                                     -----------

TOTAL CONVERTIBLE BOND
   (cost $1,250,000)                                                   1,778,125
                                                                     -----------

PREFERRED STOCKS - 0.3%

DIVERSIFIED METALS & MINING - 0.1%
Arch Coal, Inc.                                              4,600       751,870
                                                                     -----------

ENVIRONMENTAL & FACILITIES SERVICES - 0.2%
ThermoEnergy Corporation PIPES(3, 4, 5, 6)               1,745,000     1,209,285
                                                                     -----------

TOTAL PREFERRED STOCKS
   (cost $1,876,500)                                                   1,961,155
                                                                     -----------

COMMON STOCKS - 98.4%

AEROSPACE & DEFENSE - 2.3%
Curtiss-Wright Corporation                                  80,000     4,936,800
Orbital Sciences Corporation*                              627,500     7,843,750
                                                                     -----------
                                                                      12,780,550
                                                                     -----------

AGRICULTURAL PRODUCTS - 2.8%
Archer-Daniels-Midland Company                             420,000    10,357,200
Corn Products International, Inc.                          255,000     5,143,350
                                                                     -----------
                                                                      15,500,550
                                                                     -----------

AIR FREIGHT & LOGISTICS - 0.2%
AirNet Systems, Inc.*                                      168,000       798,000
Stonepath Group, Inc.*                                     480,000       484,800
                                                                     -----------
                                                                       1,282,800
                                                                     -----------

APPAREL, ACCESSORIES & LUXURY GOODS - 0.7%
Kellwood Company                                           155,000     4,006,750
                                                                     -----------

APPLICATION SOFTWARE - 1.2%
Epiq Systems, Inc.*                                        200,500     4,374,910
Plato Learning, Inc.*                                      285,000     2,168,850
                                                                     -----------
                                                                       6,543,760
                                                                     -----------

BUILDING PRODUCTS - 0.1%
Aaon, Inc.*                                                 19,650       361,167
                                                                     -----------

COAL & CONSUMABLE FUELS - 2.9%
Arch Coal, Inc.                                            185,100    12,494,250
Consol Energy, Inc.                                         54,300     4,141,461
                                                                     -----------
                                                                      16,635,711
                                                                     -----------

COMMUNICATIONS EQUIPMENT - 3.5%
3Com Corporation*                                        3,200,000    13,056,000
Avanex Corporation*                                      4,166,000     4,041,020
Oplink Communications, Inc.*                             1,575,900     2,395,368
                                                                     -----------
                                                                      19,492,388
                                                                     -----------

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)

COMPUTER STORAGE & PERIPHERALS - 1.2%
Hutchinson Technology, Inc.*                               260,000   $ 6,791,200
                                                                     -----------

CONSTRUCTION & ENGINEERING - 13.8%
Dycom Industries, Inc.*                                    220,000     4,448,400
Granite Construction, Inc.                                 138,900     5,311,536
MasTec, Inc.*(1)                                           641,000     6,986,900
McDermott International, Inc.*                             515,000    18,854,150
Quanta Services, Inc.*                                   1,000,000    12,760,000
Shaw Group, Inc.*                                        1,190,000    29,345,400
                                                                     -----------
                                                                      77,706,386
                                                                     -----------

DATA PROCESSING & OUTSOURCED SERVICES - 2.1%
Computer Sciences Corporation*                             250,000    11,827,500
                                                                     -----------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 1.7%
FTI Consulting, Inc.*                                      374,000     9,447,240
                                                                     -----------

DIVERSIFIED METALS & MINING - 3.7%
Inco, Ltd.*(1)                                             300,000    14,205,000
Usec, Inc.(1)                                              580,000     6,472,800
                                                                     -----------
                                                                      20,677,800
                                                                     -----------

ELECTRIC UTILITIES - 6.3%
Cinergy Corporation(1)                                     130,000     5,773,300
Great Plains Energy, Inc.                                  140,000     4,187,400
KFx, Inc.*                                               1,480,000    25,337,600
                                                                     -----------
                                                                      35,298,300
                                                                     -----------

ELECTRICAL COMPONENTS & EQUIPMENT - 2.4%
Electric City Corporation*(4)                            1,518,000     1,305,480
Power-One, Inc.*                                         1,365,000     7,562,100
Preformed Line Products Company                              1,900        89,680
Thomas & Betts Corporation*                                140,000     4,817,400
                                                                     -----------
                                                                      13,774,660
                                                                     -----------

ELECTRONIC EQUIPMENT MANUFACTURERS - 2.5%
Maxwell Technologies, Inc.*(4)                             493,500     6,968,220
Merix Corporation*                                         828,600     4,640,160
Powell Industries, Inc.*                                   117,300     2,567,697
                                                                     -----------
                                                                      14,176,077
                                                                     -----------

EXCHANGE TRADED FUNDS - 1.7%
iShares Russell 2000 Value Index Fund                       57,000     3,758,010
iShares S&P MidCap 400/Barra Value Index Fund               86,000     6,020,000
                                                                     -----------
                                                                       9,778,010
                                                                     -----------

FOOTWEAR - 0.3%
Brown Shoe Company, Inc.                                    54,700     1,805,100
                                                                     -----------

GAS UTILITIES - 0.5%
Southern Union Company*                                    100,000     2,577,000
                                                                     -----------


                                       56                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                     MID CAP VALUE SERIES
September 30, 2005

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)

HEALTH CARE FACILITIES - 3.0%
Community Health Systems, Inc.*                            130,000   $ 5,045,300
Triad Hospitals, Inc.*                                     155,000     7,016,850
Universal Health Services, Inc. (Cl.B.)                    100,000     4,763,000
                                                                     -----------
                                                                      16,825,150
                                                                     -----------

HEALTH CARE SERVICES - 1.0%
Hooper Holmes, Inc.                                      1,076,900     4,232,217
NDCHealth Corporation(1)                                    62,600     1,184,392
                                                                     -----------
                                                                       5,416,609
                                                                     -----------

HOUSEWARES & SPECIALTIES - 0.3%
Newell Rubbermaid, Inc.                                     82,000     1,857,300
                                                                     -----------

INDUSTRIAL CONGLOMERATES - 1.2%
Alleghany Corporation*                                      15,300     4,681,800
Hydrogen Corporation LLC(4,6)                              547,442     2,189,765
                                                                     -----------
                                                                       6,871,565
                                                                     -----------

INDUSTRIAL MACHINERY - 0.6%
Capstone Turbine Corporation*                              147,100       522,205
Quixote Corporation                                        123,300     2,637,387
Valmont Industries, Inc.                                    12,900       378,744
                                                                     -----------
                                                                       3,538,336
                                                                     -----------

INSURANCE BROKERS - 0.3%
Hub International, Ltd.                                     64,000     1,451,520
                                                                     -----------

INTEGRATED OIL & GAS - 2.0%
Murphy Oil Corporation                                     232,000    11,569,840
                                                                     -----------

INTEGRATED TELECOMMUNICATION SERVICE - 0.3%
Global Crossing, Ltd.*                                     101,900     1,498,949
                                                                     -----------

IT CONSULTING & OTHER SERVICES - 0.3%
Keane, Inc.*                                               154,000     1,760,220
                                                                     -----------

MARINE - 0.7%
Frontline, Ltd.                                             87,000     3,838,440
                                                                     -----------

MULTI-LINE INSURANCE - 0.9%
American Financial Group, Inc.(1)                          155,000     5,259,150
                                                                     -----------

OIL & GAS DRILLING - 1.9%
Grey Wolf, Inc.*                                           839,000     7,072,770
Nabors Industries, Ltd.*(1)                                 53,000     3,806,990
                                                                     -----------
                                                                      10,879,760
                                                                     -----------

OIL & GAS EQUIPMENT & SERVICES - 1.6%
Key Energy Services, Inc.*                                 620,000     9,188,400
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION - 1.8%
Pioneer Natural Resources Company                          188,869    10,372,686
                                                                     -----------

OIL & GAS STORAGE & TRANSPORTATION - 3.5%
Williams Companies, Inc.                                   785,000    19,664,250
                                                                     -----------

OTHER DIVERSIFIED FINANCIAL SERVICES - 0.7%
First Marblehead Corporation                               154,000     3,911,600
                                                                     -----------

PACKAGED FOODS & MEATS - 3.4%
Hain Celestial Group, Inc.*                                110,000     2,134,000
Hormel Foods Corporation(1)                                300,000     9,897,000
Tyson Foods, Inc.                                          400,000     7,220,000
                                                                     -----------
                                                                      19,251,000
                                                                     -----------

PAPER PACKAGING - 1.5%
Bemis Company, Inc.                                        160,000   $ 3,952,000
Sonoco Products Company                                    174,000     4,751,940
                                                                     -----------
                                                                       8,703,940
                                                                     -----------

PHARMACEUTICALS - 0.3%
Hollis-Eden Pharmaceuticals, Inc.*(1)                      192,403     1,229,455
Ligand Pharmaceuticals, Inc. (Cl.B)*                        72,200       731,855
                                                                     -----------
                                                                       1,961,310
                                                                     -----------

PROPERTY & CASUALTY INSURANCE - 4.8%
First American Corporation                                 238,500    10,892,295
North Pointe Holdings Corporation*                         259,300     3,228,285
United America Indemnity, Ltd.*                            117,000     2,146,950
W.R. Berkley Corporation                                   270,000    10,659,600
                                                                     -----------
                                                                      26,927,130
                                                                     -----------

REAL ESTATE INVESTMENT TRUSTS - 3.1%
Bimini Mortgage Management, Inc.                           645,300     7,291,890
HomeBanc Corporation                                       434,400     3,353,568
MortgageIT Holdings, Inc.                                  490,000     6,967,800
                                                                     -----------
                                                                      17,613,258
                                                                     -----------

REGIONAL BANKS - 2.1%
Corus Bankshares, Inc.                                      13,600       745,688
Mercantile Bankshares Corporation                           67,000     3,609,960
Wilmington Trust Corporation                                97,900     3,568,455
Zions Bancorporation                                        53,000     3,774,130
                                                                     -----------
                                                                      11,698,233
                                                                     -----------

REINSURANCE - 0.4%
Renaissancere Holdings, Ltd.                                56,900     2,488,237
                                                                     -----------

Semiconductor Equipment - 1.4%
Ultratech, Inc.*                                           523,900     8,167,601
                                                                     -----------

SEMICONDUCTORS - 1.8%
Applied Micro Circuits Corporation*                        760,000     2,280,000
IXYS Corporation*                                          604,100     6,379,296
Stats ChipPAC, Ltd. ADR*                                   261,000     1,639,080
                                                                     -----------
                                                                      10,298,376
                                                                     -----------

SPECIALTY CHEMICALS - 0.9%
H.B. Fuller Company                                        100,000     3,108,000
Material Sciences Corporation*                              85,700     1,291,499
Minerals Technologies, Inc.                                 15,000       858,150
                                                                     -----------
                                                                       5,257,649
                                                                     -----------

SPECIALTY STORES - 1.6%
Bombay Company, Inc.*                                      990,000     4,365,900
Borders Group, Inc.                                        200,000     4,434,000
                                                                     -----------
                                                                       8,799,900
                                                                     -----------

TIRES & RUBBER - 1.7%
Bandag, Inc.                                               225,000     9,643,500
                                                                     -----------


                                       57                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                     MID CAP VALUE SERIES
September 30, 2005

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER         MARKET
                                                        OF SHARES       VALUE
                                                       ----------   ------------
COMMON STOCKS (CONTINUED)

TRADING COMPANIES & DISTRIBUTORS - 4.2%
Hughes Supply, Inc.                                       380,000   $ 12,388,000
United Rentals, Inc.*                                     567,000     11,175,570
                                                                    ------------
                                                                      23,563,570
                                                                    ------------

TRUCKING - 0.8%
SCS Transportation, Inc.*                                  11,000        172,810
Werner Enterprises, Inc.                                  250,000      4,322,500
                                                                    ------------
                                                                       4,495,310
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Wireless Facilities, Inc.*                                411,400      2,386,120
                                                                    ------------
TOTAL COMMON STOCKS
   (cost $408,079,505)                                               555,621,858
                                                                    ------------

WARRANTS - 0.1%
Electric City Corporation, $0.40,
   03-19-09(4, 5)                                         442,750        172,648
ThermoEnergy Corporation, $1.50,
   07-14-08(3, 4, 5, 6)                                 1,745,000        257,736
                                                                    ------------
TOTAL WARRANTS
   (cost $862,064)                                                       430,384
                                                                    ------------

COMMERCIAL PAPER - 0.7%

FINANCIAL COMPANIES - CAPTIVE - 0.3%
General Electric Capital Corporation
   3.75%, 10-03-05                                     $1,300,000      1,299,729
                                                                    ------------

FINANCIAL - OTHER - 0.2%
Countrywide Financial,
   3.82%, 10-03-05                                     $1,300,000      1,299,718
                                                                    ------------

NON U.S. BANKING - 0.2%
Danske Corporation,
   3.74%, 10-17-05                                     $1,600,000      1,597,341
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (cost $4,196,788)                                                   4,196,788
                                                                    ------------

ASSET BACKED COMMERCIAL PAPER - 0.8%

SECURITIES - 0.5%
Asset One Securitization:
   3.80%, 10-03-05                                     $1,500,000      1,499,683
   3.76%, 10-06-05                                     $1,500,000      1,499,217
                                                                    ------------
                                                                       2,998,900
                                                                    ------------

TRADE RECEIVABLES - 0.3%
Sheffield Receivables Corporation,
   3.75%, 10-12-05                                     $1,400,000      1,398,396
                                                                    ------------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $4,397,296)                                                   4,397,296
                                                                    ------------

                                                       PRINCIPAL       MARKET
                                                         AMOUNT        VALUE
                                                       ---------   -------------
REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 3.42%, dated
   09-30-05 matures 10-03-05;
   repurchase amount of $336,096
   (Collateralized by FHLMC, 4.50%,
   04-15-25 with a value of $342,721)                   $336,000   $    336,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
   (cost $336,000)                                                      336,000
                                                                   ------------
TOTAL INVESTMENTS - 100.7%
   (cost $420,998,153)                                              568,721,606
LIABILITIES, LESS CASH & OTHER ASSETS - (0.7%)                       (4,139,713)
                                                                   ------------
TOTAL NET ASSETS - 100.0%                                          $564,581,893
                                                                   ============

For federal income tax purposes the identified cost of investments owned at September 30, 2005 was $421,232,131.

*    Non-income producing security

ADR (American Depositary Receipt)

PIPES-Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration on a secondary public offering.

(1)  Security is segregated as collateral for open written option contracts.

(2) Security is a 144A security. The total market value of 144A securities is $1,778,125 (cost $1,250,000), or 0.3% of total net assets.

(3) Security is restricted. The total market value of restricted securities is $1,467,022 (cost $2,094,000), or 0.3% of total net assets. The acquisition date was July 14, 2005.

(4) Security is illiquid. The total market value of illiquid securities is $12,103,135 (cost $13,845,459), or 2.1% of total net assets.

(5) Security is fair valued by the Board of Directors. The total market value of fair valued securities is $1,639,670 (cost $2,508,564), or 0.3% of total net assets.

(6) Affiliated Company; the Series owns 5% or more of the outstanding voting securities of the portfolio company. The total value of affiliated securities amounted to $3,656,787 (cost $4,537,018), or 0.7% of total net assets. See Note 10.


                                       58                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                            MID CAP VALUE SERIES

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments in unaffiliated issues, at value(1) .................   $565,064,819
Investments in affiliated issues, at value(1) ...................      3,656,787
Cash ............................................................         43,386
Receivables:
   Fund shares sold .............................................      1,876,019
   Securities sold ..............................................         10,300
   Interest .....................................................         28,125
   Dividends ....................................................        687,205
Prepaid expenses ................................................         37,077
                                                                    ------------
Total assets ....................................................    571,403,718
                                                                    ------------
LIABILITIES:
Payable for:
   Securities purchased .........................................      3,671,830
   Fund shares redeemed .........................................        471,264
   Written options, at value
      (premiums received $1,657,744) ............................      1,544,195
   Management fees ..............................................        376,261
   Custodian fees ...............................................          6,751
   Transfer agent and administration fees .......................         90,373
   Professional fees ............................................         25,908
   12b-1 distribution plan fees .................................        621,388
   Other ........................................................         13,855
                                                                    ------------
Total liabilities ...............................................      6,821,825
                                                                    ------------
NET ASSETS ......................................................   $564,581,893
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $390,130,432
Undistributed net realized gain on sale of investments and
   options written ..............................................     26,614,459
Net unrealized appreciation in value of investments and options
   written ......................................................    147,837,002
                                                                    ------------
Net assets ......................................................   $564,581,893
                                                                    ============
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) ......................     10,265,191
Net assets ......................................................   $373,031,056
Net asset value and redemption price per share ..................   $      36.34
                                                                    ============
Maximum offering price per share
   (net asset value divided by 94.25%) ..........................   $      38.56
                                                                    ============
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ......................      2,921,823
Net assets ......................................................   $ 97,663,957
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $      33.43
                                                                    ============
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ......................      2,758,711
Net assets ......................................................   $ 93,886,880
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $      34.03
                                                                    ============
(1)Investments, at cost .........................................   $420,998,153

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends from securities of unaffiliated issuers ...........   $  5,941,885
   Interest ....................................................        581,784
                                                                   ------------
   Total investment income .....................................      6,523,669
                                                                   ------------
EXPENSES:
   Management fees .............................................      3,877,595
   Custodian fees ..............................................         26,142
   Transfer agent/maintenance fees .............................        704,473
   Administration fees .........................................        409,096
   Directors' fees .............................................          9,805
   Professional fees ...........................................         56,262
   Reports to shareholders .....................................         59,356
   Registration fees ...........................................         65,508
   Other expenses ..............................................         15,951
   12b-1 distribution plan fees - Class A ......................        728,432
   12b-1 distribution plan fees - Class B ......................        870,427
   12b-1 distribution plan fees - Class C ......................        719,762
                                                                   ------------
   Total expenses ..............................................      7,542,809
                                                                   ------------
   Net investment loss .........................................     (1,019,140)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
   Investment transactions of unaffiliated issuers .............     26,425,578
   Options written .............................................      1,364,191
                                                                   ------------
   Net realized gain ...........................................     27,789,769
                                                                   ------------
Net unrealized appreciation during the period on:
   Investment transactions of unaffiliated issuers .............     82,040,921
   Investment transactions of affiliated issuers ...............       (880,231)
   Options written .............................................        409,492
                                                                   ------------
   Net unrealized appreciation .................................     81,570,182
                                                                   ------------
   Net realized and unrealized gain ............................    109,359,951
                                                                   ------------
   Net increase in net assets resulting from operations ........   $108,340,811
                                                                   ============


                                       59                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                          MID CAP VALUE SERIES

                                                               YEAR ENDED           YEAR ENDED
                                                          SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                          ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ................................      $ (1,019,140)        $ (1,798,025)
   Net realized gain during the period on investments
      and options written .............................        27,789,769           29,936,556
   Net unrealized appreciation during the period on
      investments and options written .................        81,570,182           29,361,262
                                                             ------------         ------------
   Net increase in net assets resulting from operations       108,340,811           57,499,793
                                                             ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain
      Class A .........................................       (17,531,136)          (1,473,564)
      Class B .........................................        (6,133,150)            (633,167)
      Class C .........................................        (4,546,382)            (407,446)
                                                             ------------         ------------
   Total distributions to shareholders ................       (28,210,668)          (2,514,177)
                                                             ------------         ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A .........................................       161,215,930          132,501,639
      Class B .........................................        17,972,042           19,430,639
      Class C .........................................        36,990,088           21,596,162
   Distributions reinvested
      Class A .........................................        16,302,449            1,356,918
      Class B .........................................         5,863,417              610,765
      Class C .........................................         4,260,542              381,240
   Cost of shares redeemed
      Class A .........................................       (73,348,101)         (65,062,200)
      Class B .........................................       (15,202,832)         (12,576,287)
      Class C .........................................       (14,043,393)          (9,550,640)
                                                             ------------         ------------
   Net increase from capital share transactions .......       140,010,142           88,688,236
                                                             ------------         ------------
   Net increase in net assets .........................       220,140,285          143,673,852
                                                             ------------         ------------
NET ASSETS:
   Beginning of period ................................       344,441,608          200,767,756
                                                             ------------         ------------
   End of period ......................................      $564,581,893         $344,441,608
                                                             ============         ============
   Accumulated net investment income at end of
      period ..........................................      $         --         $         --
                                                             ============         ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A .........................................         4,912,125            4,668,091
      Class B .........................................           597,004              736,445
      Class C .........................................         1,196,717              801,556
   Shares reinvested
      Class A .........................................           505,033               50,089
      Class B .........................................           196,298               24,065
      Class C .........................................           140,103               14,771
   Shares redeemed
      Class A .........................................        (2,235,399)          (2,285,236)
      Class B .........................................          (503,071)            (475,742)
      Class C .........................................          (454,764)            (351,589)


                                       60                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                        MID CAP VALUE SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                                  YEAR ENDED
                                                                                               SEPTEMBER 30,
                                                          --------------------------------------------------
CLASS A                                                     2005       2004       2003       2002      2001
-------                                                   --------   --------   --------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $  30.45   $  24.48   $  16.90   $ 18.04   $ 20.75
                                                          --------   --------   --------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                               0.01      (0.09)     (0.07)    (0.04)       --
Net gain (loss) on securities (realized and unrealized)       8.16       6.32       7.65     (0.78)    (0.90)
                                                          --------   --------   --------   -------   -------
Total from investment operations                              8.17       6.23       7.58     (0.82)    (0.90)
                                                          --------   --------   --------   -------   -------
Less distributions:
Dividends from net investment income                            --         --         --        --        --
Distributions from realized gains                            (2.28)     (0.26)        --     (0.21)    (1.81)
                                                          --------   --------   --------   -------   -------
Return of capital                                               --         --         --     (0.11)       --
Total distributions                                          (2.28)     (0.26)        --     (0.32)    (1.81)
                                                          --------   --------   --------   -------   -------
Net asset value, end of period                            $  36.34   $  30.45   $  24.48   $ 16.90   $ 18.04
                                                          ========   ========   ========   =======   =======

TOTAL RETURN(A)                                              27.77%     25.59%     44.85%    (4.89%)   (4.54%)
                                                          --------   --------   --------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $373,031   $215,659   $113,822   $68,544   $50,541
                                                          --------   --------   --------   -------   -------
Ratios to average net assets:
Net investment income (loss)                                  0.04%     (0.31%)    (0.33%)   (0.20%)    0.01%
Total expenses(b)                                             1.41%      1.48%      1.65%     1.45%     1.30%
Net expenses(d)                                               1.41%      1.48%      1.65%     1.45%     1.30%
                                                          --------   --------   --------   -------   -------
Portfolio turnover rate                                         19%        45%        52%       51%       55%

                                                                                                  YEAR ENDED
                                                                                               SEPTEMBER 30,
                                                          --------------------------------------------------
CLASS B                                                     2005       2004       2003       2002      2001
-------                                                   --------   --------   --------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 28.37    $ 22.99    $ 15.99    $ 17.26   $ 20.11
                                                          -------    -------    -------    -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                             (0.22)     (0.28)     (0.20)     (0.21)    (0.19)
Net gain (loss) on securities (realized and unrealized)      7.56       5.92       7.20      (0.74)    (0.85)
                                                          -------    -------    -------    -------   -------
Total from investment operations                             7.34       5.64       7.00      (0.95)    (1.04)
                                                          -------    -------    -------    -------   -------
Less distributions:
Dividends from net investment income                           --         --         --         --        --
Distributions from realized gains                           (2.28)     (0.26)        --      (0.21)    (1.81)
Return of capital                                              --         --         --      (0.11)       --
                                                          -------    -------    -------    -------   -------
Total distributions                                         (2.28)     (0.26)        --      (0.32)    (1.81)
                                                          -------    -------    -------    -------   -------
Net asset value, end of period                            $ 33.43    $ 28.37    $ 22.99    $ 15.99   $ 17.26
                                                          =======    =======    =======    =======   =======

TOTAL RETURN(A)                                             26.83%     24.67%     43.78%     (5.88%)   (5.45%)
                                                          -------    -------    -------    -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $97,664    $74,650    $53,947    $37,136   $26,967
                                                          -------    -------    -------    -------   -------
Ratios to average net assets:
Net investment income (loss)                                (0.72%)    (1.07%)    (1.08%)    (1.09%)   (0.98%)
Total expenses(b)                                            2.16%      2.23%      2.40%      2.34%     2.30%
Net expenses(d)                                              2.16%      2.23%      2.40%      2.34%     2.30%
                                                          -------    -------    -------    -------   -------
Portfolio turnover rate                                        19%        45%        52%        51%       55%


                                       61                 See accompanying notes

                                                            SECURITY EQUITY FUND
Financial Highlights                                        MID CAP VALUE SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                                  YEAR ENDED
                                                                                               SEPTEMBER 30,
                                                          --------------------------------------------------
CLASS A                                                     2005       2004       2003     2002(E)     2001
-------                                                   --------   --------   --------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 28.85    $ 23.37    $ 16.26    $ 17.53   $20.39
                                                          -------    -------    -------    -------   ------
Income (loss) from investment operations:
Net investment income (loss)c                               (0.21)     (0.29)     (0.21)     (0.21)   (0.19)
Net gain (loss) on securities (realized and unrealized)      7.67       6.03       7.32      (0.74)   (0.86)
                                                          -------    -------    -------    -------   ------
Total from investment operations                             7.46       5.74       7.11      (0.95)   (1.05)
                                                          -------    -------    -------    -------   ------
Less distributions:
Dividends from net investment income                           --         --         --         --       --
Distributions from realized gains                           (2.28)     (0.26)        --      (0.21)   (1.81)
Return of capital                                              --         --         --      (0.11)      --
                                                          -------    -------    -------    -------   ------
Total distributions                                         (2.28)     (0.26)        --      (0.32)   (1.81)
                                                          -------    -------    -------    -------   ------
Net asset value, end of period                            $ 34.03    $ 28.85    $ 23.37    $ 16.26   $17.53
                                                          =======    =======    =======    =======   ======

TOTAL RETURN(A)                                             26.80%     24.70%     43.73%     (5.79%)  (5.42%)
                                                          -------    -------    -------    -------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $93,887    $54,133    $32,999    $18,785   $6,976
                                                          -------    -------    -------    -------   ------
Ratios to average net assets:
Net investment income (loss)                                (0.71%)    (1.06%)    (1.08%)    (1.06%)  (0.98%)
Total expenses(b)                                            2.16%      2.23%      2.40%      2.35%    2.30%
Net expenses(d)                                              2.16%      2.23%      2.40%      2.35%    2.30%
                                                          -------    -------    -------    -------   ------
Portfolio turnover rate                                        19%        45%        52%        51%      55%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.


                                       62                See accompanying notes.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                         SELECT 25(R) SERIES
November 15, 2005                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF MARK MITCHELL)
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The Select 25 Series of the Security Equity Fund returned 19.85% in the period, beating the benchmark Russell 1000 Growth index's return of 11.66% and out performing the Series' peer group median return of 12.23%. Strong stock selection and sector positioning drove excellent results in fiscal 2005.

Our approach to managing the Select 25 Series is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management's ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

This philosophy is applied to a broad range of growth names. Each of our Research analysts recommend their favorite names based on this analysis. We then narrow the list down to our favorite 25-30 names that get included in the portfolio.

ENERGY AND INDUSTRIAL STOCKS ARE TOP PERFORMERS

The Series' energy holdings were up 86% compared to 65% for the index. The sector benefited significantly as a result of the increase in the price of crude oil. Positions in Williams Companies and KFx contributed positively to the Series. Williams, up 110%, benefited from rising oil prices. KFx appreciated 122% as a result of progress being made in the commercialization of the company's proprietary clean coal technology.

The industrial sector was up over 35% for the Series versus up 8% for the benchmark. Shaw Group and L-3 Communications were the major drivers within the sector. Shaw Group was up 106% as a result of continued world wide economic growth and the corresponding demand for their infrastructure related services. L-3 Communications was up 19%, benefiting from continued strong defense related spending.

CONSUMER DISCRETIONARY AND HEALTH CARE SECTORS DISAPPOINT

Both the consumer discretionary and consumer staples sectors underperformed their respective benchmark. Harley Davidson, down 16%, and Wal-Mart down 17%, impacted the Series negatively. Harley Davidson was down as a result of the company lowering their 2005 production schedule and general concerns of a slowdown in consumer spending. Also, Wal-Mart was negatively impacted by consumer slowdown fears as well as questions about their long-term growth prospects.

Health care, as a sector overall, underperformed the index. Strong performance by Amgen was partially offset by the negative impact of Boston Scientific. Amgen was up over 41% as a result of posting solid operating results and diminishing fears regarding the reimbursement environment. Boston Scientific was down over 24% as a result of concerns regarding their long-term growth prospects and declining market share in the drug eluting stent market in the U.S.

2006 MARKET OUTLOOK

We are optimistic on the equity market as we look out into 2006. However, there are several near-term concerns that need to pass. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will weigh heavily on the consumer as we move through the winter season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive position.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


-------------------------------------
Mark Mitchell
Senior Portfolio Manager

                                                            SECURITY EQUITY FUND
Performance Summary                                          SELECT 25(R) SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY SELECT 25(R) SERIES VS. S&P 500 INDEX & RUSSELL 1000 GROWTH INDEX


SELECT 25 SERIES

                    01/29/99           9,425.00
                    03/31/99           9,802.07
                    06/30/99           9,915.17
                    09/30/99           9,924.60
                    12/31/99          11,734.21
                     3/31/00          11,573.99
                     6/30/00          11,065.03
                     9/30/00          10,688.03
                    12/31/00           9,660.70
                    03/31/01           8,228.09
                    06/30/01           8,793.59
                    09/30/01           7,144.20
                    12/31/01           8,605.09
                    03/31/02           8,539.11
                    06/30/02           7,002.83
                    09/30/02           6,145.15
                    12/31/02           6,343.07
                    03/31/03           6,173.42
                    06/30/03           6,776.63
                    09/30/03           6,852.03
                    12/31/03           7,417.53
                    03/31/04           7,719.13
                    06/30/04           7,775.68
                    09/30/04           7,360.98
                    12/31/04           8,228.09
                    03/31/05           7,954.76
                    06/30/05           8,049.01
                    09/30/05           8,821.87


RUSSELL 1000 GROWTH INDEX

INCEPTION 1/29/99                      10,000.00
                     3/31/99           10,045.92
                     6/30/99           10,432.68
                     9/30/99           10,049.99
                    12/31/99           12,577.25
                     3/31/00           13,473.82
                    06/30/00           13,109.39
                    09/30/00           12,403.67
                    12/31/00            9,756.78
                    03/31/01            7,717.61
                    06/30/01            8,367.35
                    09/30/01            6,743.24
                    12/31/01            7,764.53
                    03/31/02            7,563.52
                    06/30/02            6,151.25
                    09/30/02            5,225.76
                    12/31/02            5,599.12
                    03/31/03            5,539.08
                    06/30/03            6,331.43
                    09/30/03            6,579.50
                    12/31/03            7,265.20
                    03/31/04            7,322.08
                    06/30/04            7,463.91
                    09/30/04            7,074.26
                    12/31/04            7,723.10
                    03/31/05            7,407.74
                    06/30/05            7,590.52
                    09/30/05            7,895.14




S&P 500 INDEX

INCEPTION 1/29/99                      10,000.00
                     3/31/99           10,075.52
                     6/30/99           10,785.58
                     9/30/99           10,111.95
                    12/31/99           11,616.46
                     3/31/00           11,883.45
                    06/30/00           11,568.33
                    09/30/00           11,456.43
                    12/31/00           10,560.83
                    03/31/01            9,309.30
                    06/30/01            9,854.43
                    09/30/01            8,408.85
                    12/31/01            9,307.93
                    03/31/02            9,333.23
                    06/30/02            8,083.12
                    09/30/02            6,687.10
                    12/31/02            7,251.86
                    03/31/03            7,023.47
                    06/30/03            8,104.60
                    09/30/03            8,319.10
                    12/31/03            9,332.84
                    03/31/04            9,491.17
                    06/30/04            9,654.81
                    09/30/04            9,473.80
                    12/31/04           10,348.59
                    03/31/05           10,125.65
                    06/30/05           10,263.49
                    09/30/05           10,633.86


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Select 25(R) Series on January 29, 1999 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Effective February 1, 2005, the Select 25(R) Series changed its benchmark to the Russell 1000 Growth Index. The Investment Manager has determined that the Russell 1000 Growth Index is a more appropriate index than the S&P 500 Index, which is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance, because the Russell 1000 Growth Index more closely reflects the types of securities in which the Series invests and thus provides shareholders with a more appropriate benchmark against which to compare the Series' performance.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR   5 YEARS    SINCE INCEPTION
---------------------        ------   -------   -----------------
A Shares                     19.85%   (3.77%)   (0.99%) (1-29-99)
A Shares with sales charge   12.91%   (4.90%)   (1.86%) (1-29-99)
B Shares                     18.93%   (4.48%)   (1.70%) (1-29-99)
B Shares with CDSC           13.93%   (4.87%)   (1.70%) (1-29-99)
C Shares                     18.88%   (4.51%)   (1.67%) (1-29-99)
C Shares with CDSC           17.88%   (4.51%)   (1.67%) (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduc-tion of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any appli-cable taxes were deducted.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   12.98%
Consumer Staples                          5.28
Energy                                   16.56
Financials                                7.97
Health Care                              10.99
Industrials                              20.59
Information Technology                   14.67
Materials                                 4.12
Utilities                                 6.65
Cash & other assets, less liabilities     0.19
                                        ------
Total Net Assets                        100.00
                                        ======


                                       64                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                          SELECT 25(R) SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                                  BEGINNING         ENDING      EXPENSES PAID
                                ACCOUNT VALUE   ACCOUNT VALUE       DURING
                                   04-01-05      09-30-05(1)      PERIOD(2)
                                -------------   -------------   -------------
Select 25(R) Series - Class A
   Actual                         $1,000.00       $1,109.00         $ 8.93
   Hypothetical                    1,000.00        1,016.50           8.54

Select 25(R) Series - Class B
   Actual                          1,000.00        1,104.00          12.87
   Hypothetical                    1,000.00        1,012.76          12.31

Select 25(R) Series - Class C
   Actual                          1,000.00        1,103.70          12.87
   Hypothetical                    1,000.00        1,012.76          12.31

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 10.90%, 10.40% and 10.37%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.69%, 2.44% and 2.44% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                            SECURITY EQUITY FUND
Schedule of Investments                                      SELECT 25(R) SERIES
September 30, 2005

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS - 99.8%

AEROSPACE & DEFENSE - 5.2%
L-3 Communications Holdings, Inc.                           13,800   $ 1,091,166
                                                                     -----------

AIR FREIGHT & LOGISTICS - 5.3%
FedEx Corporation                                           12,800     1,115,264
                                                                     -----------

BIOTECHNOLOGY - 2.7%
Amgen, Inc.*                                                 7,000       557,690
                                                                     -----------

BROADCASTING & CABLE TV - 2.4%
Univision Communications, Inc.*                             19,000       504,070
                                                                     -----------

COMMUNICATIONS EQUIPMENT - 9.8%
3Com Corporation*                                          123,000       501,840
ADC Telecommunications, Inc.*                               38,328       876,178
Cisco Systems, Inc.*                                        38,000       681,340
                                                                     -----------
                                                                       2,059,358
                                                                     -----------

CONSTRUCTION & ENGINEERING - 8.0%
Shaw Group, Inc.*                                           68,000     1,676,880
                                                                     -----------

DATA PROCESSING & OUTSOURCED SERVICES - 3.7%
First Data Corporation                                      19,300       772,000
                                                                     -----------

ELECTRIC UTILITIES - 6.7%
KFx, Inc.*                                                  81,300     1,391,856
                                                                     -----------

HEALTH CARE EQUIPMENT - 4.3%
Medtronic, Inc.                                             16,600       890,092
                                                                     -----------

HOME IMPROVEMENT RETAIL - 2.5%
Home Depot, Inc.                                            13,800       526,332
                                                                     -----------

HOTELS, RESORTS & CRUISE LINES - 4.3%
Carnival Corporation                                        18,000       899,640
                                                                     -----------

HYPERMARKETS & SUPERCENTERS - 3.1%
Wal-Mart Stores, Inc.                                       15,000       657,300
                                                                     -----------

INDUSTRIAL GASES - 4.1%
Praxair, Inc.                                               18,000       862,740
                                                                     -----------

MOVIES & ENTERTAINMENT - 3.8%
Viacom, Inc. (Cl.B)                                         23,900       788,939
                                                                     -----------

MULTI-LINE INSURANCE - 4.0%
American International Group, Inc.                          13,500       836,460
                                                                     -----------

OIL & GAS EQUIPMENT & SERVICES - 8.2%
BJ Services Company                                         48,000     1,727,520
                                                                     -----------

OIL & GAS STORAGE & TRANSPORTATION - 8.3%
Williams Companies, Inc.                                    69,500     1,740,975
                                                                     -----------

OTHER DIVERSIFIED FINANCIAL SERVICES - 4.0%
Citigroup, Inc.                                             18,300       833,016
                                                                     -----------

PHARMACEUTICALS - 4.1%
Johnson & Johnson                                           13,500       854,280
                                                                     -----------

SEMICONDUCTOR EQUIPMENT - 1.2%
Mindspeed Technologies, Inc.*                              100,000       241,000
                                                                     -----------

SOFT DRINKS - 2.1%
PepsiCo, Inc.                                                7,900       448,009
                                                                     -----------

TRUCKING - 2.0%
J.B. Hunt Transport Services, Inc.                          22,500   $   427,725
                                                                     -----------

TOTAL COMMON STOCKS
   (cost $16,175,802)                                                 20,902,312
                                                                     -----------

TOTAL INVESTMENTS - 99.8%
   (cost $16,175,802)                                                 20,902,312
CASH & OTHER ASSETS, LESS LIABILITIES - 0.2%                              38,618
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $20,940,930
                                                                     ===========

The identified cost of investments owned at September 30, 2005 was the same for federal income tax and financial statement purposes.

*    Non-income producing security


                                       66                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                             SELECT 25(R) SERIES

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments, at value(1) .......................................   $ 20,902,312
Cash ...........................................................         91,224
Receivables:
   Fund shares sold ............................................          4,826
   Dividends ...................................................          6,360
Prepaid expenses ...............................................          9,944
                                                                   ------------
Total assets ...................................................     21,014,666
                                                                   ------------

LIABILITIES:
Payable for:
   Fund shares redeemed ........................................         16,973
   Management fees .............................................         12,636
   Custodian fees ..............................................          1,600
   Transfer agent and administration fees ......................          5,513
   Professional fees ...........................................          8,606
   12b-1 distribution plan fees ................................         27,044
   Other .......................................................          1,364
                                                                   ------------
Total liabilities ..............................................         73,736
                                                                   ------------
NET ASSETS .....................................................   $ 20,940,930
                                                                   ============

NET ASSETS CONSIST OF:
Paid in capital ................................................   $ 27,674,023
Accumulated net realized loss
   on sale of investments ......................................    (11,459,603)
Net unrealized appreciation in value
   of investments ..............................................      4,726,510
                                                                   ------------
Net assets .....................................................   $ 20,940,930
                                                                   ============

CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) .....................        952,480
Net assets .....................................................   $  8,911,920
Net asset value and redemption price per share .................   $       9.36
                                                                   ============
Maximum offering price per share
   (net asset value divided by 94.25%) .........................   $       9.93
                                                                   ============

CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) .....................        785,052
Net assets .....................................................   $  7,000,438
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) ......................................   $       8.92
                                                                   ============

CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) .....................        562,231
Net assets .....................................................   $  5,028,572
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) ......................................   $       8.94
                                                                   ============

(1)Investments, at cost ........................................   $ 16,175,802

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends .....................................................   $  185,577
   Interest ......................................................        5,800
                                                                     ----------
   Total investment income .......................................      191,377
                                                                     ----------

EXPENSES:
   Management fees ...............................................      162,619
   Custodian fees ................................................        5,205
   Transfer agent/maintenance fees ...............................       67,806
   Administration fees ...........................................       24,997
   Directors' fees ...............................................          404
   Professional fees .............................................       11,049
   Reports to shareholders .......................................        2,507
   Registration fees .............................................       31,519
   Other expenses ................................................        2,198
   12b-1 distribution plan fees - Class A ........................       22,723
   12b-1 distribution plan fees - Class B ........................       72,047
   12b-1 distribution plan fees - Class C ........................       53,888
                                                                     ----------
   Total expenses ................................................      456,962
                                                                     ----------
   Net investment loss ...........................................     (265,585)
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
   Investments ...................................................      544,010
                                                                     ----------
   Net realized gain .............................................      544,010
                                                                     ----------
Net unrealized appreciation during the period on:
   Investments ...................................................    3,480,799
                                                                     ----------
   Net unrealized appreciation ...................................    3,480,799
                                                                     ----------
   Net realized and unrealized gain ..............................    4,024,809
                                                                     ----------
   Net increase in net assets
      resulting from operations ..................................   $3,759,224
                                                                     ==========


                                       67                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                           SELECT 25(R) SERIES

                                                                      YEAR ENDED            YEAR ENDED
                                                                  SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                                  ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ........................................      $  (265,585)        $  (296,848)
   Net realized gain during the period on investments .........          544,010             369,019
   Net unrealized appreciation during the period on
      investments .............................................        3,480,799           1,699,912
                                                                     -----------         -----------
   Net increase in net assets resulting from operations .......        3,759,224           1,772,083
                                                                     -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Capital share transactions:
   Proceeds from sale of shares
      Class A .................................................        1,492,556           1,637,921
      Class B .................................................          666,322             715,600
      Class C .................................................          610,317             833,037
   Cost of shares redeemed
      Class A .................................................       (3,447,276)         (3,579,210)
      Class B .................................................       (2,219,476)         (2,158,912)
      Class C .................................................       (2,348,235)         (1,616,683)
                                                                     -----------         -----------
   Net decrease from capital share transactions ...............       (5,245,792)         (4,168,247)
                                                                     -----------         -----------
   Net decrease in net assets .................................       (1,486,568)         (2,396,164)
                                                                     -----------         -----------
NET ASSETS:
   Beginning of period ........................................       22,427,498          24,823,662
                                                                     -----------         -----------
   End of period ..............................................      $20,940,930         $22,427,498
                                                                     ===========         ===========

   Accumulated net investment income at end of period .........      $        --         $        --
                                                                     ===========         ===========

CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A .................................................          174,623             204,861
      Class B .................................................           82,316              93,954
      Class C .................................................           73,575             108,652
   Shares redeemed
      Class A .................................................         (403,526)           (452,794)
      Class B .................................................         (274,915)           (282,274)
      Class C .................................................         (291,186)           (210,959)


                                       68                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                         SELECT 25(R) SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                   YEAR ENDED
                                                                                SEPTEMBER 30,
                                            -------------------------------------------------
CLASS A                                      2005      2004       2003       2002       2001
-------                                     ------    ------    -------    -------    -------
PER SHARE DATA
Net asset value, beginning of period        $ 7.81    $ 7.27    $  6.52    $  7.58    $ 11.34
                                            ------    ------    -------    -------    -------
Income (loss) from investment operations:
Net investment income (loss)(c)              (0.07)    (0.06)     (0.05)     (0.07)     (0.06)
Net gain (loss) on securities (realized
   and unrealized)                            1.62      0.60       0.80      (0.99)     (3.70)
                                            ------    ------    -------    -------    -------
Total from investment operations              1.55      0.54       0.75      (1.06)     (3.76)
                                            ------    ------    -------    -------    -------
Less distributions:
Dividends from net investment income            --        --         --         --         --
Distributions from realized gains               --        --         --         --         --
                                            ------    ------    -------    -------    -------
Total distributions                             --        --         --         --         --
                                            ------    ------    -------    -------    -------
Net asset value, end of period              $ 9.36    $ 7.81    $  7.27    $  6.52    $  7.58
                                            ======    ======    =======    =======    =======
TOTAL RETURN(A)                              19.85%     7.43%     11.50%    (13.98%)   (33.16%)
                                            ------    ------    -------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $8,912    $9,228    $10,396    $11,933    $14,347
                                            ------    ------    -------    -------    -------
Ratios to average net assets:
Net investment income (loss)                 (0.79%)   (0.75%)    (0.70%)    (0.81%)    (0.60%)
Total expenses(b)                             1.67%     1.56%      1.63%      1.46%      1.39%
Net expenses(d)                               1.67%     1.56%      1.63%      1.46%      1.39%
                                            ------    ------    -------    -------    -------
Portfolio turnover rate                         13%       44%        54%        33%        44%

                                                                                  YEAR ENDED
                                                                               SEPTEMBER 30,
                                            ------------------------------------------------
CLASS B                                      2005      2004      2003       2002       2001
-------                                     ------    ------    ------    -------    -------
PER SHARE DATA
Net asset value, beginning of period        $ 7.50    $ 7.04    $ 6.36    $  7.44    $ 11.22
                                            ------    ------    ------    -------    -------
Income (loss) from investment operations:
Net investment income (loss)(c)              (0.13)    (0.11)    (0.10)     (0.13)     (0.13)
Net gain (loss) on securities (realized
   and unrealized)                            1.55      0.57      0.78      (0.95)     (3.65)
                                            ------    ------    ------    -------    -------
Total from investment operations              1.42      0.46      0.68      (1.08)     (3.78)
                                            ------    ------    ------    -------    -------
Less distributions:
Dividends from net investment income            --        --        --         --         --
Distributions from realized gains               --        --        --         --         --
                                            ------    ------    ------    -------    -------
Total distributions                             --        --        --         --         --
                                            ------    ------    ------    -------    -------
Net asset value, end of period              $ 8.92    $ 7.50    $ 7.04    $  6.36    $  7.44
                                            ======    ======    ======    =======    =======
TOTAL RETURN(A)                              18.93%     6.53%    10.69%    (14.52%)   (33.69%)
                                            ------    ------    ------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $7,000    $7,333    $8,203    $ 8,566    $11,519
                                            ------    ------    ------    -------    -------
Ratios to average net assets:
Net investment income (loss)                 (1.54%)   (1.50%)   (1.45%)    (1.56%)    (1.35%)
Total expenses(b)                             2.42%     2.31%     2.38%      2.21%      2.14%
Net expenses(d)                               2.42%     2.31%     2.38%      2.21%      2.14%
                                            ------    ------    ------    -------    -------
Portfolio turnover rate                         13%       44%       54%        33%        44%


                                       69                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                         SELECT 25(R) SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                  YEAR ENDED
                                                                               SEPTEMBER 30,
                                            ------------------------------------------------
CLASS C                                      2005      2004      2003     2002(E)      2001
-------                                     ------    ------    ------    -------    -------
PER SHARE DATA
Net asset value, beginning of period        $ 7.52    $ 7.06    $ 6.38    $  7.47    $ 11.26
                                            ------    ------    ------    -------    -------
Income (loss) from investment operations:
Net investment income (loss)(c)              (0.13)    (0.11)    (0.10)     (0.13)     (0.13)
Net gain (loss) on securities (realized
   and unrealized)                            1.55      0.57      0.78      (0.96)     (3.66)
                                            ------    ------    ------    -------    -------
Total from investment operations              1.42      0.46      0.68      (1.09)     (3.79)
                                            ------    ------    ------    -------    -------
Less distributions:
Dividends from net investment income            --        --        --         --         --
Distributions from realized gains               --        --        --         --         --
                                            ------    ------    ------    -------    -------
Total distributions                             --        --        --         --         --
                                            ------    ------    ------    -------    -------
Net asset value, end of period              $ 8.94    $ 7.52    $ 7.06    $  6.38    $  7.47
                                            ======    ======    ======    =======    =======

TOTAL RETURN(A)                              18.88%     6.52%    10.66%    (14.59%)   (33.66%)
                                            ------    ------    ------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $5,029    $5,866    $6,225    $ 3,954    $ 4,531
                                            ------    ------    ------    -------    -------
Ratios to average net assets:
Net investment income (loss)                 (1.54%)   (1.50%)   (1.44%)    (1.56%)    (1.35%)
Total expenses(b)                             2.42%     2.31%     2.37%      2.21%      2.14%
Net expenses(d)                               2.42%     2.31%     2.37%      2.21%      2.14%
                                            ------    ------    ------    -------    -------
Portfolio turnover rate                         13%       44%       54%        33%        44%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.


                                       70                See accompanying notes.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                     SMALL CAP GROWTH SERIES
November 15, 2004                                                    (unaudited)

                                                           (RS INVESTMENTS LOGO)

                                                      Subadvisor, RS Investments

(PHOTO OF BILL WOLFENDEN)
Portfolio Manager

TO OUR SHAREHOLDERS:

The Security Small Cap Growth Series of the Security Equity Fund was up 20.21% in the last fiscal year, outpacing the 17.97% rise in the benchmark Russell 2000 Growth Index. The period was characterized by a reasonably favorable backdrop for small cap stocks. However, rising interest rates and increasing energy prices combined to keep a lid on enthusiasm for many segments of the small cap market. For much of 2005, the broad energy sector fueled much of the returns of the index. Conversely, many small companies leveraged to the consumer came under pressure as investors grew concerned over how rising rates and higher energy prices might put a crimp in discretionary consumer spending.

We recognized some of the best gains in the portfolio from the broad technology sector. Over the period, we were overweighted in technology, with slightly under 24% of the portfolio's assets in this sector. This overweighting is a function of attractive companies available at good prices rather than a call on any one technology theme or industry. Good stock selection helped drive positive returns in the past year. Payment processor Optimal Group, Inc. produced solid operating results. SiRF Technology Holdings produces chips that power Global Positioning Services (GPS) and other location devices for various markets including, car navigation systems, portable PCs, cellular phones, entertainment systems, hand-held devices. The company has benefited from strength in the mobile phone and PDA markets. Security software provider Safenet, Inc., and Synplicity, Inc, which produces software that goes into complex production design processes, also produced good results in the period.

Companies that fall into the consumer discretionary sector, constituted about 24% of the portfolio over the trailing 12 months. Early in the fiscal year period, we enjoyed strong returns from long held retailers Guitar Center, Inc., and Joseph A. Bank Clothiers, Inc. As we progressed through 2005, we reduced exposure in these and other retail related positions, which helped relative returns. We are currently generally underweight to direct consumer exposure, but maintain exposure to a number of internet advertising and commerce related companies, and several "business service" companies that have unique and sustainable growth opportunities.

Health care was the only real source of disappointment in the Series. A limited number of positions including America Service Group, a provider of health care and pharmacy services for institutional and government entities, and Atherogenics, a leader in drug development for inflammatory diseases, dragged down portfolio returns. Elsewhere in health care we enjoyed success with a broad range of health care service providers, medical device companies, and biotechnology positions.

Overall, we are pleased with the Series' results for the trailing year, and remain singularly committed to pursuing the Fund objective in the year ahead.

Sincerely,


-------------------------------------
Bill Wolfenden
Portfolio Manager

                                                            SECURITY EQUITY FUND
Performance Summary                                      SMALL CAP GROWTH SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY SMALL CAP GROWTH SERIES VS. RUSSELL 2000 GROWTH INDEX


SMALL CAP GROWTH SERIES

                    10/15/97           9,425.00
                    12/31/97           9,063.07
                    03/31/98          10,128.75
                    06/30/98           9,921.28
                    09/30/98           8,204.86
                    12/31/98          10,006.15
                    03/31/99          10,015.58
                    06/30/99          10,572.01
                    09/30/99          12,241.27
                    12/31/99          18,728.39
                     3/31/00          23,780.70
                     6/30/00          20,741.57
                     9/30/00          21,370.69
                    12/31/00          16,926.61
                    03/31/01          12,356.95
                    06/30/01          13,572.73
                    09/30/01          10,271.26
                    12/31/01          12,042.52
                    03/31/02          11,665.21
                    06/30/02          10,428.47
                    09/30/02           8,258.93
                    12/31/02           8,751.53
                    03/31/03           8,248.45
                    06/30/03          10,522.80
                    09/30/03          12,189.26
                    12/31/03          13,572.73
                    03/31/04          14,453.12
                    06/30/04          14,222.55
                    09/30/04          13,740.43
                    12/31/04          15,763.23
                    03/31/05          14,757.07
                    06/30/05          15,658.42
                    09/30/05          16,517.86



RUSSELL 2000 GROWTH INDEX

INCEPTION 10/15/97                    10,000.00
                    12/31/97           9,180.81
                    03/31/98          10,271.66
                    06/30/98           9,680.76
                    09/30/98           7,516.68
                    12/31/98           9,294.11
                    03/31/99           9,137.79
                    06/30/99          10,485.49
                    09/30/99           9,970.23
                    12/31/99          13,299.60
                    03/31/00          14,534.92
                    06/30/00          13,462.59
                    09/30/00          12,927.63
                    12/31/00          10,315.79
                    03/31/01           8,747.02
                    06/30/01          10,319.67
                    09/30/01           7,421.14
                    12/31/01           9,363.46
                    03/31/02           9,179.82
                    06/30/02           7,739.04
                    09/30/02           6,073.63
                    12/31/02           6,529.39
                    03/31/03           6,275.55
                    06/30/03           7,790.90
                    09/30/03           8,606.49
                    12/31/03           9,698.35
                    03/31/04          10,240.11
                    06/30/04          10,249.93
                    09/30/04           9,633.73
                    12/31/04          11,085.85
                    03/31/05          10,329.58
                    06/30/05          10,688.99
                    09/30/05          11,363.97


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth Series on October 15, 1997 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   12.55%
Consumer Staples                          1.40
Energy                                    7.20
Financials                                6.03
Health Care                              23.79
Industrials                              11.68
Information Technology                   31.74
Cash & other assets, less liabilities     5.61
                                        ------
Total Net Assets                        100.00
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR   5 YEARS   SINCE INCEPTION
---------------------        ------   -------   ---------------
A Shares                     20.21%   (5.02%)   7.30%(10-15-97)
A Shares with sales charge   13.30%   (6.14%)   6.51%(10-15-97)
B Shares                     19.28%   (5.77%)   6.32%(10-15-97)
B Shares with CDSC           14.28%   (6.15%)   6.32%(10-15-97)
C Shares                     19.33%   (5.79%)   6.10%(1-29-99)
C Shares with CDSC           18.33%   (5.79%)   6.10%(1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.


                                       72                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                      SMALL CAP GROWTH SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                     BEGINNING         ENDING      EXPENSES PAID
                   ACCOUNT VALUE   ACCOUNT VALUE       DURING
                      04-01-05      09-30-05(1)      PERIOD(2)
                   -------------   -------------   -------------
Small Cap Growth
Series - Class A
   Actual            $1,000.00       $1,119.30         $11.48
   Hypothetical       1,000.00        1,014.16          10.96

Small Cap Growth
Series - Class B
   Actual             1,000.00        1,114.50          15.48
   Hypothetical       1,000.00        1,010.37          14.72

Small Cap Growth
Series - Class C
   Actual             1,000.00        1.115.50          15.49
   Hypothetical       1,000.00        1,010.37          14.72

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 11.93%, 11.45% and 11.55%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (2.16%, 2.92% and 2.92% for Class A, B and C shares, respectively), net of any earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                            SECURITY EQUITY FUND
Schedule of Investments                                  SMALL CAP GROWTH SERIES
September 30, 2005

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS - 94.4%

AEROSPACE & DEFENSE - 3.0%
Ceradyne, Inc.*                                               7,060   $  258,961
DRS Technologies, Inc.                                        9,350      461,516
Mercury Computer Systems, Inc.*                              13,700      359,625
                                                                      ----------
                                                                       1,080,102
                                                                      ----------

AGRICULTURAL PRODUCTS - 1.4%
Central Garden & Pet Company*                                10,970      496,393
                                                                      ----------

APPAREL RETAIL - 1.1%
Jos. A. Bank Clothiers, Inc.*                                 8,797      380,206
                                                                      ----------

APPLICATION SOFTWARE - 7.4%
Bottomline Technolgies, Inc.*                                26,410      398,527
Concur Technologies, Inc.*                                   13,100      162,047
Epicor Software Corporation*                                 30,620      398,060
SafeNet, Inc.*                                               11,840      429,910
Sonic Solutions*                                             17,150      368,725
Synplicity, Inc.*                                            45,550      301,085
Ultimate Software Group, Inc.*                                6,500      119,730
Witness Systems, Inc.*                                       21,200      442,868
                                                                      ----------
                                                                       2,620,952
                                                                      ----------

BIOTECHNOLOGY - 2.1%
Alexion Pharmaceuticals, Inc.*                                8,350      231,128
Illumina, Inc.*                                              14,480      185,489
Rigel Pharmaceuticals, Inc.*                                 13,410      318,756
                                                                      ----------
                                                                         735,373
                                                                      ----------

BUILDING PRODUCTS - 0.9%
Drew Industries, Inc.*                                       11,880      306,623
                                                                      ----------

CASINOS & GAMING - 3.7%
Century Casinos, Inc.*                                       39,630      281,769
Mikohn Gaming Corporation*                                   22,510      299,158
Scientific Games Corporation*                                23,050      714,550
                                                                      ----------
                                                                       1,295,477
                                                                      ----------

COMPUTER STORAGE & PERIPHERALS - 1.2%
M-Systems Flash Disk Pioneers, Ltd.*                         13,600      406,912
                                                                      ----------

DATA PROCESSING & OUTSOURCED SERVICES - 0.6%
TNS, Inc.*                                                    8,100      196,425
                                                                      ----------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 3.0%
FirstService Corporation*                                    22,460      515,457
McGrath Rentcorp                                             19,010      538,553
                                                                      ----------
                                                                       1,054,010
                                                                      ----------

EDUCATION SERVICES - 2.3%
Laureate Education, Inc.*                                    10,320      505,370
Universal Technical Institute, Inc.*                          8,510      303,041
                                                                      ----------
                                                                         808,411
                                                                      ----------

ELECTRONIC EQUIPMENT MANUFACTURERS - 1.7%
Optimal Group, Inc.*                                         28,710      593,723
                                                                      ----------

ELECTRONIC MANUFACTURING SERVICES - 1.3%
RadiSys Corporation*                                         23,820      462,108
                                                                      ----------

ENVIRONMENTAL & FACILITIES SERVICES - 1.2%
Rollins, Inc.                                                22,440   $  438,029
                                                                      ----------

HEALTH CARE EQUIPMENT - 6.9%
Encore Medical Corporation*                                  72,140      339,058
I-Flow Corporation*                                          20,330      278,724
Intermagnetics General Corporation*                           7,380      206,197
Iris International, Inc.*                                    11,200      206,528
SonoSite, Inc.*                                               7,950      235,956
Spectranetics Corporation*                                   37,710      354,851
Symmetry Medical, Inc.*                                      14,720      348,864
Syneron Medical, Ltd.*                                       12,720      464,789
                                                                      ----------
                                                                       2,434,967
                                                                      ----------

HEALTH CARE FACILITIES - 1.2%
Five Star Quality Care, Inc.*                                50,910      351,279
Genomic Health, Inc.*                                         5,200       60,060
                                                                      ----------
                                                                         411,339
                                                                      ----------

HEALTH CARE SERVICES - 8.4%
AMN Healthcare Services, Inc.*                               27,700      428,519
Amedisys, Inc.*                                               7,320      285,480
Chemed Corporation                                            8,270      358,422
LabOne, Inc.*                                                11,150      485,025
Lifeline Systems, Inc.*                                      13,310      444,953
Matria Healthcare, Inc.*                                      9,780      369,195
Merge Technologies, Inc.*                                    21,210      362,479
Providence Service Corporation*                               8,170      249,920
                                                                      ----------
                                                                       2,983,993
                                                                      ----------

HEALTH CARE SUPPLIES - 2.2%
Orthovita, Inc.*                                             64,080      274,262
PolyMedica Corporation                                       14,902      520,676
                                                                      ----------
                                                                         794,938
                                                                      ----------

HOME FURNISHINGS - 0.6%
Design Within Reach, Inc.*                                   25,420      229,543
                                                                      ----------

HOME IMPROVEMENT RETAIL - 0.7%
Building Materials Holding Corporation                        2,570      239,498
                                                                      ----------

HOTELS, RESORTS & CRUISE LINES - 1.3%
Steiner Leisure, Ltd.*                                       13,690      465,049
                                                                      ----------

HOUSEWARES & SPECIALTIES - 1.2%
Jarden Corporation*                                          10,715      440,065
                                                                      ----------

HUMAN RESOURCE & EMPLOYMENT SERVICES - 0.9%
Barrett Business Services, Inc.*                             14,020      320,357
                                                                      ----------

INDUSTRIAL MACHINERY - 0.8%
Axsys Technologies, Inc.*                                    14,750      289,248
                                                                      ----------


                                       74                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                  SMALL CAP GROWTH SERIES
September 30, 2005

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

INTERNET SOFTWARE & SERVICES - 13.8%
aQuantive, Inc.*                                              9,720   $  195,664
CyberSource Corporation*                                     51,440      338,475
Digitas, Inc.*                                               45,010      511,314
Equinix, Inc.*                                               10,930      455,234
InfoSpace, Inc.*                                             18,010      429,899
j2 Global Communications, Inc.*                              12,930      522,631
Keynote Systems, Inc.*                                       38,800      503,624
Marchex, Inc. (Cl.B)*                                        26,630      440,993
Online Resources Corporation*                                48,850      516,833
Openwave Systems, Inc.*                                      12,710      228,526
RADVision, Ltd.*                                             23,340      319,058
ValueClick, Inc.*                                            23,770      406,229
                                                                      ----------
                                                                       4,868,480
                                                                      ----------

OIL & GAS DRILLING - 3.1%
Grey Wolf, Inc.*                                             38,160      321,689
Patterson-UTI Energy, Inc.                                   11,150      402,292
Unit Corporation*                                             6,890      380,879
                                                                      ----------
                                                                       1,104,860
                                                                      ----------

OIL & GAS EQUIPMENT & SERVICES - 4.1%
Hydril*                                                       4,260      292,406
Maverick Tube Corporation*                                   13,360      400,800
Oil States International, Inc.*                              10,400      377,624
Superior Energy Services, Inc.*                              15,930      367,824
                                                                      ----------
                                                                       1,438,654
                                                                      ----------

OTHER DIVERSIFIED FINANCIAL SERVICES - 1.2%
Portfolio Recovery Associates, Inc.*                          9,790      422,732
                                                                      ----------

PHARMACEUTICALS - 3.0%
AtheroGenics, Inc.*                                          15,090      241,893
First Horizon Pharmaceutical Corporation*                    21,490      427,006
Salix Pharmaceuticals, Ltd.*                                 17,710      376,338
                                                                      ----------
                                                                       1,045,237
                                                                      ----------

PHOTOGRAPHIC PRODUCTS - 0.6%
Presstek, Inc.*                                              17,100      221,958
                                                                      ----------

PROPERTY & CASUALTY INSURANCE - 1.3%
Tower Group, Inc.                                            29,420      444,830
                                                                      ----------

REAL ESTATE INVESTMENT TRUSTS - 1.2%
KKR Financial Corporation                                    19,910      442,798
                                                                      ----------

REGIONAL BANKS - 2.3%
Boston Private Financial Holdings, Inc.                      11,440      303,618
PrivateBancorp, Inc.                                         11,300      387,364
Western Alliance Bancorp*                                     4,600      129,260
                                                                      ----------
                                                                         820,242
                                                                      ----------

RESTAURANTS - 1.0%
Caribou Coffee Company, Inc.*                                 8,900      101,015
Cosi, Inc.*                                                  25,970      255,025
                                                                      ----------
                                                                         356,040
                                                                      ----------

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER        MARKET
                                                        OF SHARES      VALUE
                                                       ----------   -----------
COMMON STOCKS (CONTINUED)

SEMICONDUCTOR EQUIPMENT - 1.7%
Advanced Analogic Technologies, Inc.*                      21,370   $   239,130
Ultratech, Inc.*                                           22,720       354,205
                                                                    -----------
                                                                        593,335
                                                                    -----------

SEMICONDUCTORS - 3.3%
Microsemi Corporation*                                     12,540       320,272
O2Micro International, Ltd.*                               18,870       297,014
SRS Labs, Inc.*                                            48,590       312,920
Volterra Semiconductor Corporation*                        18,060       221,596
                                                                    -----------
                                                                      1,151,802
                                                                    -----------

SYSTEMS SOFTWARE - 0.9%
WebSideStory, Inc.*                                        18,290       324,099
                                                                    -----------

TRUCKING - 1.8%
Old Dominion Freight Line, Inc.*                            7,390       247,491
Vitran Corporation, Inc.*                                  24,060       390,253
                                                                    -----------
                                                                        637,744
                                                                    -----------

TOTAL COMMON STOCKS
   (cost $26,700,568)                                                33,356,552
                                                                    -----------

REPURCHASE AGREEMENT - 8.5%
United Missouri Bank, 3.42%, dated 09-30-05,
   matures 10-03-05; repurchase amount of
   $3,001,855 (Collateralized by U.S. Treasury
   Notes, 4.375%, 05-15-07 with a value
   of 3,061,693)                                       $3,001,000     3,001,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENT
   (cost $3,001,000)                                                  3,001,000
                                                                    -----------
TOTAL INVESTMENTS - 102.9%
   (cost $29,701,568)                                                36,357,552
LIABILITIES, LESS CASH & OTHER ASSETS - (2.9%)                       (1,017,872)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $35,339,680
                                                                    ===========

For federal income tax purposes the identified cost of investments owned at September 30, 2005 was $29,832,465.

*    Non-income producing security


                                       75                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                         SMALL CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005


ASSETS:
Investments, at value(1) ........................................   $36,357,552
Receivables:
   Fund shares sold .............................................        17,826
   Securities sold ..............................................        90,204
   Dividends ....................................................           386
Prepaid expenses ................................................         8,723
                                                                    -----------
Total assets ....................................................    36,474,691
                                                                    -----------
LIABILITIES:
Cash overdraft ..................................................            90
Payable for:
   Securities purchased .........................................     1,051,389
   Fund shares redeemed .........................................        11,433
   Management fees ..............................................        28,736
   Custodian fees ...............................................         6,800
   Transfer agent and administration fees .......................        11,374
   Professional fees ............................................         8,826
   12b-1 distribution plan fees .................................        14,973
   Other ........................................................         1,390
                                                                    -----------
Total liabilities ...............................................     1,135,011
                                                                    -----------
NET ASSETS ......................................................   $35,339,680
                                                                    ===========
NET ASSETS CONSIST OF:
Paid in capital .................................................   $32,740,061
Accumulated net realized loss on sale of investments ............    (4,056,365)
Net unrealized appreciation in value of investments .............     6,655,984
                                                                    -----------
Net assets ......................................................   $35,339,680
                                                                    ===========

CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) ......................     1,436,305
Net assets ......................................................   $22,636,777
Net asset value and redemption price per share ..................   $     15.76
                                                                    ===========
Maximum offering price per share
   (net asset value divided by 94.25%) ..........................   $     16.72
                                                                    ===========

CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ......................       567,199
Net assets ......................................................   $ 8,283,013
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) .......................................   $     14.60
                                                                    ===========

CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ......................       297,072
Net assets ......................................................   $ 4,419,890
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) .......................................   $     14.88
                                                                    ===========
(1)Investments, at cost .........................................   $29,701,568

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends ....................................................   $    92,526
   Interest .....................................................        62,908
                                                                    -----------
   Total investment income ......................................       155,434
                                                                    -----------

EXPENSES:
   Management fees ..............................................       360,626
   Custodian fees ...............................................        21,120
   Transfer agent/maintenance fees ..............................       197,146
   Administration fees ..........................................        34,600
   Directors' fees ..............................................           852
   Professional fees ............................................        12,328
   Reports to shareholders ......................................         5,447
   Registration fees ............................................        33,376
   Other expenses ...............................................         2,454
   12b-1 distribution plan fees - Class A .......................        56,467
   12b-1 distribution plan fees - Class B .......................        92,560
   12b-1 distribution plan fees - Class C .......................        42,197
                                                                    -----------
   Total expenses ...............................................       859,173
   Less: Earnings credits .......................................          (245)
                                                                    -----------
   Net expenses .................................................       858,928
                                                                    -----------
   Net investment loss ..........................................      (703,494)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
   Investments ..................................................     4,851,401
                                                                    -----------
   Net realized gain ............................................     4,851,401
                                                                    -----------

Net unrealized appreciation during the period on:
   Investments ..................................................     1,920,648
                                                                    -----------
   Net unrealized appreciation ..................................     1,920,648
                                                                    -----------
   Net realized and unrealized gain .............................     6,772,049
                                                                    -----------
   Net increase in net assets resulting from operations .........   $ 6,068,555
                                                                    ===========


                                       76                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                       SMALL CAP GROWTH SERIES

                                                                    YEAR ENDED           YEAR ENDED
                                                                SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                                ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ......................................      $   (703,494)        $  (673,012)
   Net realized gain during the period on investments .......         4,851,401           4,201,550
   Net unrealized appreciation (depreciation) during the
      period on investments .................................         1,920,648             (49,010)
                                                                   ------------         -----------
   Net increase in net assets resulting from operations .....         6,068,555           3,479,528
                                                                   ------------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ...............................................         8,144,188          12,131,835
      Class B ...............................................         1,848,399           4,066,427
      Class C ...............................................         1,278,043           2,162,637
   Cost of shares redeemed
      Class A ...............................................       (10,786,990)         (7,250,354)
      Class B ...............................................        (4,281,215)         (2,615,904)
      Class C ...............................................        (1,752,947)         (1,929,569)
                                                                   ------------         -----------
   Net increase (decrease) from capital share transactions ..        (5,550,522)          6,565,072
                                                                   ------------         -----------
   Net increase in net assets ...............................           518,033          10,044,600
                                                                   ------------         -----------

NET ASSETS:
   Beginning of period ......................................        34,821,647          24,777,047
                                                                   ------------         -----------
   End of period ............................................      $ 35,339,680         $34,821,647
                                                                   ============         ===========
   Accumulated net investment income at end of period .......      $         --         $        --
                                                                   ============         ===========

CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ...............................................           560,063             956,806
      Class B ...............................................           138,265             342,362
      Class C ...............................................            91,558             172,645
   Shares redeemed
      Class A ...............................................          (759,381)           (559,729)
      Class B ...............................................          (324,239)           (214,052)
      Class C ...............................................          (128,106)           (155,932)


                                       77                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                     SMALL CAP GROWTH SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                               YEAR ENDED
                                                                                            SEPTEMBER 30,
                                                          -----------------------------------------------
CLASS A                                                     2005      2004      2003    2002(F)     2001
-------                                                   -------   -------   -------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 13.11   $ 11.63   $  7.88   $  9.80   $ 22.08
                                                          -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                             (0.24)    (0.25)    (0.18)    (0.20)    (0.18)
Net gain (loss) on securities (realized and unrealized)      2.89      1.73      3.93     (1.72)   (10.78)
                                                          -------   -------   -------   -------   -------
Total from investment operations                             2.65      1.48      3.75     (1.92)   (10.96)
                                                          -------   -------   -------   -------   -------
Less distributions:
Dividends from net investment income                           --        --        --        --        --
Distributions from realized gains                              --        --        --        --     (1.32)
                                                          -------   -------   -------   -------   -------
Total distributions                                            --        --        --        --     (1.32)
                                                          -------   -------   -------   -------   -------
Net asset value, end of period                            $ 15.76   $ 13.11   $ 11.63   $  7.88   $  9.80
                                                          =======   =======   =======   =======   =======

TOTAL RETURN(A)                                             20.21%    12.73%    47.59%   (19.59%)  (51.94%)
                                                          -------   -------   -------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $22,637   $21,443   $14,406   $ 8,350   $17,235
                                                          -------   -------   -------   -------   -------
Ratios to average net assets:
Net investment income (loss)                                (1.67%)   (1.95%)   (2.01%)   (1.93%)   (1.32%)
Total expenses(b)                                            2.10%     2.09%     2.51%     2.14%     1.91%
Net expenses(d)                                              2.10%     2.09%     2.25%     2.14%     1.91%
Expenses prior to custodian earnings credits
   and net of expense waivers                                2.10%     2.09%     2.25%     2.14%     1.91%
                                                          -------   -------   -------   -------   -------
Portfolio turnover rate                                       134%      157%      206%      302%      394%

                                                                                            YEAR ENDED
                                                                                         SEPTEMBER 30,
                                                          --------------------------------------------
CLASS B                                                    2005     2004     2003    2002(F)     2001
-------                                                   ------   ------   ------   -------   -------
CLASS B
PER SHARE DATA
Net asset value, beginning of period                      $12.24   $10.94   $ 7.47   $  9.37   $ 21.34
                                                          ------   ------   ------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.33)   (0.33)   (0.24)    (0.26)    (0.28)
Net gain (loss) on securities (realized and unrealized)     2.69     1.63     3.71     (1.64)   (10.37)
                                                          ------   ------   ------   -------   -------
Total from investment operations                            2.36     1.30     3.47     (1.90)   (10.65)
                                                          ------   ------   ------   -------   -------
Less distributions:
Dividends from net investment income                          --       --       --        --        --
Distributions from realized gains                             --       --       --        --     (1.32)
                                                          ------   ------   ------   -------   -------
Total distributions                                           --       --       --        --     (1.32)
                                                          ------   ------   ------   -------   -------
Net asset value, end of period                            $14.60   $12.24   $10.94   $  7.47   $  9.37
                                                          ======   ======   ======   =======   =======

TOTAL RETURN(A)                                            19.28%   11.88%   46.45%   (20.28%)  (52.31%)
                                                          ------   ------   ------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $8,283   $9,218   $6,838   $ 4,292   $ 6,173
                                                          ------   ------   ------   -------   -------
Ratios to average net assets:
Net investment income (loss)                               (2.41%)  (2.69%)  (2.76%)   (2.69%)   (2.07%)
Total expenses(b)                                           2.85%    2.84%    3.23%     2.90%     2.67%
Net expenses(d)                                             2.85%    2.83%    3.00%     2.90%     2.67%
Expenses prior to custodian earnings credits
   and net of expense waivers                               2.85%    2.84%    3.00%     2.90%     2.67%
                                                          ------   ------   ------   -------   -------
Portfolio turnover rate                                      134%     157%     206%      302%      394%


                                       78                See accompanying notes.

Financial Highlights                                        SECURITY EQUITY FUND
                                                         SMALL CAP GROWTH SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                                              YEAR ENDED
CLASS C                                                                                    SEPTEMBER 30,
-------                                                   ----------------------------------------------
                                                           2005     2004     2003    2002(E,F)     2001
                                                          ------   ------   ------   ---------   -------
PER SHARE DATA
Net asset value, beginning of period                      $12.47   $11.15   $ 7.61   $  9.53     $ 21.74
                                                          ------   ------   ------   -------     -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.33)   (0.33)   (0.24)    (0.26)      (0.28)
Net gain (loss) on securities (realized and unrealized)     2.74     1.65     3.78     (1.66)     (10.61)
                                                          ------   ------   ------   -------     -------
Total from investment operations                            2.41     1.32     3.54     (1.92)     (10.89)
                                                          ------   ------   ------   -------     -------
Less distributions:
Dividends from net investment income                          --       --       --        --          --
Distributions from realized gains                             --       --       --        --       (1.32)
                                                          ------   ------   ------   -------     -------
Total distributions                                           --       --       --        --       (1.32)

Net asset value, end of period                            $14.88   $12.47   $11.15   $  7.61     $  9.53
                                                          ======   ======   ======   =======     =======

TOTAL RETURN(A)                                            19.33%   11.84%   46.52%   (20.15%)    (52.46%)
                                                          ------   ------   ------   -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $4,420   $4,160   $3,533   $ 2,164     $ 2,339
                                                          ------   ------   ------   -------     -------
Ratios to average net assets:
Net investment income (loss)                               (2.42%)  (2.69%)  (2.76%)   (2.69%)     (2.09%)
Total expenses(b)                                           2.85%    2.83%    3.23%     2.91%       2.68%
Net expenses(d)                                             2.85%    2.82%    3.00%     2.91%       2.68%
Expenses prior to custodian earnings credits
   and net of expense waivers                               2.85%    2.83%    3.00%     2.91%       2.68%
                                                          ------   ------   ------   -------     -------
Portfolio turnover rate                                      134%     157%     206%      302%        394%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(f) RS Investments, Inc. became the sub-adviser of Small Cap Growth Series effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC paid Strong Capital Management, Inc. for sub-advisory services.


                                       79                See accompanying notes.

                       This page left intentionally blank.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                     SOCIAL AWARENESS SERIES
November 15, 2005                                                    (unaudited)

                                                    (SECURITY BENEFIT (SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF MARK MITCHELL)
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The Social Awareness Series of the Security Equity Fund returned 8.32% in the period, lagging the benchmark, S&P 500 index's return of 12.25% and the Series' Mark Mitchell peer group median return of 11.42%. For comparison purposes, Senior Portfolio Manager the DSI 400 index was up 9.69% for the same period. The under performance was driven primarily by our not participating in the substantial energy and utility sectors' strong performance. The Series' social screening criteria limits the types of energy and utility companies we're able to own.

Our approach to managing the Security Social Awareness Series is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking."

Once we determine that companies meet our investment criteria, we review them to ensure they meet our social criteria as well. We employ this philosophy to a universe of value and growth companies.

INDUSTRIAL AND CONSUMER STAPLES STOCKS ARE TOP PERFORMERS

In the industrial sector, Shaw Group appreciated over 105% as a result of continued world wide economic growth and the corresponding demand for their infrastructure related services.

Within consumer staples, CVS and PepsiCo were up 39% and 19% respectively. CVS benefited from continued execution in their core business and good progress in the integration of Eckard, an acquisition completed in July 2004. PepsiCo was positively impacted by strong growth in their international markets and solid execution within their diversified business model encompassing both beverages and snacks.

ENERGY AND FINANCIALS DISAPPOINTING

The energy sector was up over 48% for the period driven by rapidly increasing commodity prices. Many energy related companies have environmental concerns that don't meet our social screening criteria. These limitations are not in place in the S&P 500, the benchmark, or the core peer group we use for comparison purposes.

Financials, as a sector overall, underperformed the index. Marsh McLennan and AIG both had a negative impact on the Series. Marsh was down over 42% as a result of bid rigging improprieties and controversy over their practice of receiving contingent commissions from their insurance suppliers. AIG impacted the Series negatively due to concerns over accounting related issues and the departure of their long tenured CEO. We believe both of these issues are short-term in nature and are confident in the competitive advantage AIG enjoys.

2006 MARKET OUTLOOK

We are optimistic on the equity market as we look out into 2006. However, there are several near-term concerns that need to pass. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will weigh heavily on the consumer as we move through the winter season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive position.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


-------------------------------------
Mark Mitchell
Senior Portfolio Manager

                                                            SECURITY EQUITY FUND
Performance Summary                                      SOCIAL AWARENESS SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY SOCIAL AWARENESS SERIES VS. DOMINI SOCIAL 400 INDEX & S&P 500 INDEX


SOCIAL AWARENESS SERIES

                    11/01/96           9,425.00
                    12/31/96           9,440.95
                    03/31/97           9,007.54
                    06/30/97          10,433.42
                    09/30/97          11,300.25
                    12/31/97          11,543.52
                    03/31/98          13,047.83
                    06/30/98          13,337.36
                    09/30/98          12,191.82
                    12/31/98          15,056.73
                    03/31/99          15,472.31
                    06/30/99          16,444.12
                    09/30/99          15,376.41
                    12/31/99          17,395.06
                     3/31/00          18,355.32
                     6/30/00          17,784.35
                     9/30/00          16,895.46
                    12/31/00          15,224.03
                    03/31/01          13,437.64
                    06/30/01          14,026.49
                    09/30/01          11,876.20
                    12/31/01          13,232.53
                    03/31/02          13,192.84
                    06/30/02          11,465.99
                    09/30/02           9,758.99
                    12/31/02          10,480.17
                    03/31/03          10,189.05
                    06/30/03          11,545.39
                    09/30/03          11,803.42
                    12/31/03          12,822.33
                    03/31/04          12,888.49
                    06/30/04          13,047.28
                    09/30/04          12,398.88
                    12/31/04          13,351.63
                    03/31/05          12,762.78
                    06/30/05          13,047.28
                    09/30/05          13,431.02





DOMINI SOCIAL 400 INDEX

INCEPTION 11/01/96                    10,000.00
                    12/31/96          10,553.42
                     3/31/97          10,912.97
                     6/30/97          12,857.55
                     9/30/97          13,937.09
                    12/31/97          14,590.67
                     3/31/98          16,693.50
                     6/30/98          17,352.54
                     9/30/98          15,687.26
                    12/31/98          19,631.95
                     3/31/99          20,652.83
                     6/30/99          22,054.81
                     9/30/99          20,722.25
                    12/31/99          24,442.96
                     3/31/00          25,223.63
                    06/30/00          23,868.27
                    09/30/00          22,758.31
                    12/31/00          20,947.73
                    03/31/01          18,427.12
                    06/30/01          19,421.49
                    09/30/01          16,665.94
                    12/31/01          18,415.79
                    03/31/02          18,453.04
                    06/30/02          16,227.21
                    09/30/02          13,469.96
                    12/31/02          14,715.09
                    03/31/03          14,219.65
                    06/30/03          16,406.57
                    09/30/03          16,969.49
                    12/31/03          18,905.61
                    03/31/04          19,704.28
                    06/30/04          20,156.64
                    09/30/04          19,447.42
                    12/31/04          21,292.50
                    03/31/05          20,313.03
                    06/30/05          20,632.80
                    09/30/05          21,331.00



S&P 500

INCEPTION 11/1/96                     10,000.00
                    12/31/96          10,543.03
                     3/31/97          10,825.35
                     6/30/97          12,715.48
                     9/30/97          13,669.03
                    12/31/97          14,062.00
                     3/31/98          16,023.66
                     6/30/98          16,552.94
                     9/30/98          14,905.78
                    12/31/98          18,078.99
                     3/31/99          18,982.39
                     6/30/99          20,320.16
                     9/30/99          19,051.03
                    12/31/99          21,885.54
                     3/31/00          22,388.55
                    06/30/00          21,794.86
                    09/30/00          21,584.04
                    12/31/00          19,896.73
                    03/31/01          17,538.83
                    06/30/01          18,565.85
                    09/30/01          15,842.36
                    12/31/01          17,536.24
                    03/31/02          17,583.90
                    06/30/02          15,228.68
                    09/30/02          12,598.57
                    12/31/02          13,662.59
                    03/31/03          13,232.30
                    06/30/03          15,269.15
                    09/30/03          15,673.27
                    12/31/03          17,583.18
                    03/31/04          17,881.46
                    06/30/04          18,189.77
                    09/30/04          17,848.74
                    12/31/04          19,496.86
                    03/31/05          19,076.84
                    06/30/05          19,336.53
                    09/30/05          20,034.31


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Social Awareness Series on November 1, 1996 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Effective February 1, 2005, the Social Awareness Series changed its benchmark to the S&P 500 because, among other reasons, the Domini Social 400 is not as widely utilized and reported an index as the S&P 500, performance attribution analysis of the Domini Social 400 is no longer available to the Series and the change to the S&P 500 allows shareholders to compare the Series' performance to that of a broader measure of the stock markets overall performance as compared to the Domini 400.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR   5 YEARS    SINCE INCEPTION
---------------------        ------   -------   ----------------
A Shares                      8.32%   (4.49%)   4.06%   (11-1-96)
A Shares with sales charge    2.11%   (5.61%)   3.36%   (11-1-96)
B Shares                      7.56%   (5.28%)   3.15%   (11-1-96)
B Shares with CDSC            2.56%   (5.66%)   3.15%   (11-1-96)
C Shares                      7.50%   (5.27%)   (3.16%) (1-29-99)
C Shares with CDSC            6.50%   (5.27%)   (3.16%) (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   14.91%
Consumer Staples                         13.27
Energy                                    3.39
Financials                               11.65
Health Care                              19.16
Industrials                              13.28
Information Technology                   18.79
Materials                                 2.13
Telecommunication Services                2.26
Repurchase Agreement                      2.76
Liabilities, less cash & other assets    (1.60)
                                        ------
Total Net Assets                        100.00
                                        ======


                                       82                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                      SOCIAL AWARENESS SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                     BEGINNING         ENDING      EXPENSES PAID
                   ACCOUNT VALUE   ACCOUNT VALUE       DURING
                      04-01-05      09-30-05(1)      PERIOD(2)
                   -------------   -------------   -------------
Social Awareness
Series - Class A
   Actual            $1,000.00       $1,052.40         $ 9.21
   Hypothetical       1,000.00        1,016.01           9.05

Social Awareness
Series - Class B
   Actual             1,000.00        1,048.90          13.05
   Hypothetical       1,000.00        1,012.27          12.81

Social Awareness
Series - Class C
   Actual             1,000.00        1,048.40          13.04
   Hypothetical       1,000.00        1,012.27          12.81

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 5.24%, 4.89% and 4.84%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.79%, 2.54% and 2.54% for Class A, B and C shares, respectively), net of any applicable fee waivers multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                            SECURITY EQUITY FUND
Schedule of Investments                                  SOCIAL AWARENESS SERIES
September 30, 2005

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS - 98.8%

AIR FREIGHT & LOGISTICS - 3.4%
FedEx Corporation                                           6,400    $   557,632
                                                                     -----------

AIRLINES - 2.0%
Southwest Airlines Company                                 21,800        323,730
                                                                     -----------

BIOTECHNOLOGY - 1.5%
Amgen, Inc.*                                                3,200        254,944
                                                                     -----------

BROADCASTING & CABLE TV - 3.7%
Comcast Corporation*                                        3,737        109,793
Univision Communications, Inc.*                            18,800        498,764
                                                                     -----------
                                                                         608,557
                                                                     -----------

COMMUNICATIONS EQUIPMENT - 5.3%
ADC Telecommunications, Inc.*                              17,685        404,279
Cisco Systems, Inc.*                                       26,700        478,731
                                                                     -----------
                                                                         883,010
                                                                     -----------

COMPUTER HARDWARE - 0.9%
Dell, Inc.*                                                 4,300        147,060
                                                                     -----------

CONSTRUCTION & ENGINEERING - 2.7%
Shaw Group, Inc.*                                          18,500        456,210
                                                                     -----------

CONSUMER FINANCE - 2.8%
American Express Company                                    8,150        468,136
                                                                     -----------

DATA PROCESSING & OUTSOURCED SERVICES - 2.6%
First Data Corporation                                     10,850        434,000
                                                                     -----------

DIVERSIFIED BANKS - 3.0%
Wells Fargo & Company                                       8,600        503,702
                                                                     -----------

DRUG RETAIL - 3.2%
CVS Corporation                                            18,200        527,982
                                                                     -----------

ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
Power-One, Inc.*                                           49,000        271,460
                                                                     -----------

GENERAL MERCHANDISE STORES - 1.4%
Target Corporation                                          4,500        233,685
                                                                     -----------

HEALTH CARE EQUIPMENT - 7.9%
Fisher Scientific International, Inc.*                      5,500        341,275
Medtronic, Inc.                                             9,600        514,752
Zimmer Holdings, Inc.*                                      6,600        454,674
                                                                     -----------
                                                                       1,310,701
                                                                     -----------

HEALTH CARE SERVICES - 2.0%
Covance, Inc.*                                              7,000        335,930
                                                                     -----------

HOME IMPROVEMENT RETAIL - 3.2%
Home Depot, Inc.                                           13,800        526,332
                                                                     -----------

HOUSEHOLD PRODUCTS - 3.2%
Procter & Gamble Company                                    9,000        535,140
                                                                     -----------

HYPERMARKETS & SUPERCENTERS - 2.1%
Costco Wholesale Corporation                                8,000        344,720
                                                                     -----------

INDUSTRIAL CONGLOMERATES - 1.5%
3M Company                                                  3,500    $   256,760
                                                                     -----------

INDUSTRIAL GASES - 2.1%
Praxair, Inc.                                               7,400        354,682
                                                                     -----------

INTEGRATED TELECOMMUNICATION SERVICES - 2.3%
Verizon Communications, Inc.                               11,500        375,935
                                                                     -----------

INTERNET RETAIL - 0.7%
eBay, Inc.*                                                 3,000        123,600
                                                                     -----------

IT CONSULTING & OTHER SERVICES - 1.1%
Unisys Corporation*                                        26,700        177,288
                                                                     -----------

MANAGED HEALTH CARE - 4.8%
UnitedHealth Group, Inc.                                    6,200        348,440
WellPoint, Inc.*                                            6,000        454,920
                                                                     -----------
                                                                         803,360
                                                                     -----------

MOVIES & ENTERTAINMENT - 5.9%
Time Warner, Inc.                                          29,000        525,190
Viacom, Inc. (Cl.B)                                        14,000        462,140
                                                                     -----------
                                                                         987,330
                                                                     -----------

MULTI-LINE INSURANCE - 4.4%
American International Group, Inc.                         11,854        734,474
                                                                     -----------

OIL & GAS EQUIPMENT & SERVICES - 1.7%
BJ Services Company                                         8,000        287,920
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION - 0.3%
Anadarko Petroleum Corporation                                500         47,875
                                                                     -----------

OIL & GAS STORAGE & TRANSPORTATION - 1.4%
Williams Companies, Inc.                                    9,100        227,955
                                                                     -----------

OTHER DIVERSIFIED FINANCIAL SERVICES - 1.4%
JP Morgan Chase & Company                                   6,800        230,724
                                                                     -----------

PHARMACEUTICALS - 2.9%
Johnson & Johnson                                           7,604        481,181
                                                                     -----------

SEMICONDUCTORS - 4.8%
Analog Devices, Inc.                                        8,600        319,404
Intel Corporation                                          19,500        480,675
                                                                     -----------
                                                                         800,079
                                                                     -----------

SOFT DRINKS - 4.8%
Coca-Cola Company                                           9,300        401,667
PepsiCo, Inc.                                               7,000        396,970
                                                                     -----------
                                                                         798,637
                                                                     -----------

SYSTEMS SOFTWARE - 4.1%
Microsoft Corporation                                      26,500        681,845
                                                                     -----------

TRUCKING - 2.1%
J.B. Hunt Transport Services, Inc.                         18,000        342,180
                                                                     -----------

TOTAL COMMON STOCKS
   (cost $16,477,999)                                                 16,434,756
                                                                     -----------


                                       84                See accompanying notes.

                                                            SECURITY EQUITY FUND
Schedule of Investments                                  SOCIAL AWARENESS SERIES
September 30, 2005

                                                        PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ---------   ------------
REPURCHASE AGREEMENT - 2.8%

United Missouri Bank, 3.42%, dated 09-30-05,
   matures 10-03-05; repurchase amount of
   $459,131 (Collateralized by FHLMC,
   4.00%, 12-01-09 with a value of
   $468,180)                                             $459,000   $   459,000
                                                                    -----------

TOTAL REPURCHASE AGREEMENT
   (cost $459,000)                                                      459,000
                                                                    -----------

TOTAL INVESTMENTS - 101.6%
   (cost $16,936,999)                                                16,893,756
LIABILITIES, LESS CASH & OTHER ASSETS - (1.6%)                         (268,160)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $16,625,596
                                                                    ===========

The identified cost of investments owned at September 30, 2005 was the same for federal income tax and financial statement purposes.

*    Non-income producing security


                                       85                See accompanying notes.

                                                            SECURITY EQUITY FUND
                                                         SOCIAL AWARENESS SERIES

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments, at value(1) .........................................   $16,893,756
Cash .............................................................           738
Receivables:
   Fund shares sold ..............................................        18,846
   Dividends .....................................................         4,971
Prepaid expenses .................................................         9,854
                                                                     -----------
Total assets .....................................................    16,928,165
                                                                     -----------
LIABILITIES:
Payable for:
   Securities purchased ..........................................       263,137
   Fund shares redeemed ..........................................         6,300
   Management fees ...............................................        10,272
   Custodian fees ................................................         1,400
   Transfer agent and administration fees ........................         4,814
   Professional fees .............................................         8,458
   12b-1 distribution plan fees ..................................         7,106
   Other .........................................................         1,082
                                                                     -----------
Total liabilities ................................................       302,569
                                                                     -----------
NET ASSETS .......................................................   $16,625,596
                                                                     ===========
NET ASSETS CONSIST OF:
Paid in capital ..................................................   $18,220,270
Accumulated net realized loss
   on sale of investments ........................................    (1,551,431)
Net unrealized depreciation in value
   of investments ................................................       (43,243)
                                                                     -----------
Net assets .......................................................   $16,625,596
                                                                     ===========
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) .......................       528,373
Net assets .......................................................   $10,724,719
Net asset value and redemption price per share ...................   $     20.30
                                                                     ===========
Maximum offering price per share
   (net asset value divided by 94.25%) ...........................   $     21.54
                                                                     ===========
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) .......................       230,064
Net assets .......................................................   $ 4,290,117
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) ........................................   $     18.65
                                                                     ===========
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) .......................        84,453
Net assets .......................................................   $ 1,610,760
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) ........................................   $     19.07
                                                                     ===========
(1) Investments, at cost .........................................   $16,936,999

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends .....................................................   $  311,860
   Interest ......................................................       32,473
                                                                     ----------
   Total investment income .......................................      344,333
                                                                     ----------
EXPENSES:
   Management fees ...............................................      169,887
   Custodian fees ................................................        4,568
   Transfer agent/maintenance fees ...............................       54,638
   Administration fees ...........................................       25,287
   Directors' fees ...............................................          333
   Professional fees .............................................       11,574
   Reports to shareholders .......................................        1,407
   Registration fees .............................................       35,210
   Other expenses ................................................        1,892
   12b-1 distribution plan fees - Class A ........................       25,917
   12b-1 distribution plan fees - Class B ........................       50,242
   12b-1 distribution plan fees - Class C ........................       15,978
                                                                     ----------
   Total expenses ................................................      396,933
   Less: Expenses waived .........................................      (42,472)
                                                                     ----------
   Net expenses ..................................................      354,461
                                                                     ----------
   Net investment income .........................................      (10,128)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss during the period on:
   Investments ...................................................      (90,090)
                                                                     ----------
   Net realized loss .............................................      (90,090)
                                                                     ----------
Net unrealized appreciation during the period on:
   Investments ...................................................    1,425,092
                                                                     ----------
   Net unrealized appreciation ...................................    1,425,092
                                                                     ----------
   Net realized and unrealized gain ..............................    1,335,002
                                                                     ----------
   Net increase in net assets
      resulting from operations ..................................   $1,324,874
                                                                     ==========


                                       86                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                       SOCIAL AWARENESS SERIES

                                                                       YEAR ENDED      YEAR ENDED
                                                                     SEPTEMBER 30,   SEPTEMBER 30,
                                                                          2005            2004
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ...........................................    $   (10,128)   $  (155,216)
   Net realized gain (loss) during the period on investments .....        (90,090)       798,923
   Net unrealized appreciation during the period on investments ..      1,425,092        188,654
                                                                      -----------    -----------
   Net increase in net assets resulting from operations ..........      1,324,874        832,361
                                                                      -----------    -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ....................................................      2,732,571      2,812,864
      Class B ....................................................        383,674        544,989
      Class C ....................................................        446,322        321,631
   Cost of shares redeemed
      Class A ....................................................     (2,543,663)    (2,826,052)
      Class B ....................................................     (2,114,208)    (1,343,364)
      Class C ....................................................       (564,810)      (326,581)
                                                                      -----------    -----------
   Net decrease from capital share transactions ..................     (1,660,114)      (816,513)
                                                                      -----------    -----------
   Net increase (decrease) in net assets .........................       (335,240)        15,848
                                                                      -----------    -----------

NET ASSETS:
   Beginning of period ...........................................     16,960,836     16,944,988
                                                                      -----------    -----------
   End of period .................................................    $16,625,596    $16,960,836
                                                                      ===========    ===========

Accumulated net investment income at end of period ...............    $        --    $        --

CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ....................................................        139,285        146,627
      Class B ....................................................         21,066         30,639
      Class C ....................................................         24,090         17,701
   Shares redeemed
      Class A ....................................................       (128,966)      (146,827)
      Class B ....................................................       (116,183)       (75,487)
      Class C ....................................................        (30,640)       (17,726)


                                       87                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                     SOCIAL AWARENESS SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                             YEAR ENDED
                                                                                          SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                     2005     2004     2003      2002      2001
-------                                                   -------   ------   ------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 18.74   $17.84   $14.75   $ 17.95   $ 26.04
                                                          -------   ------   ------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                              0.04    (0.10)   (0.13)    (0.11)    (0.07)
Net gain (loss) on securities (realized and unrealized)      1.52     1.00     3.22     (3.09)    (7.55)
                                                          -------   ------   ------   -------   -------
Total from investment operations                             1.56     0.90     3.09     (3.20)    (7.62)
                                                          -------   ------   ------   -------   -------
Less distributions:
Dividends from net investment income                           --       --       --        --        --
Distributions from realized gains                              --       --       --        --     (0.47)
                                                          -------   ------   ------   -------   -------
Total distributions                                            --       --       --        --     (0.47)
                                                          -------   ------   ------   -------   -------
Net asset value, end of period                            $ 20.30   $18.74   $17.84   $ 14.75   $ 17.95
                                                          =======   ======   ======   =======   =======

TOTAL RETURN(A)                                              8.32%    5.04%   20.95%   (17.83%)  (29.71%)
                                                          -------   ------   ------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $10,725   $9,708   $9,243   $ 7,355   $10,909
                                                          -------   ------   ------   -------   -------
Ratios to average net assets:
Net investment income (loss)                                 0.20%   (0.55%)  (0.76%)   (0.58%)   (0.30%)
Total expenses(b)                                            2.04%    1.93%    2.05%     1.66%     1.43%
Net expenses(d)                                              1.79%    1.76%    2.05%     1.66%     1.43%
Expenses prior to custodian earnings credits
   and net of expense waivers                                1.79%    1.77%    2.05%     1.66%     1.43%
                                                          -------   ------   ------   -------   -------
Portfolio turnover rate                                        42%      28%      26%        3%       17%


                                                                                            YEAR ENDED
                                                                                         SEPTEMBER 30,
                                                          --------------------------------------------
CLASS B                                                    2005     2004     2003      2002      2001
-------                                                   ------   ------   ------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $17.34   $16.63   $13.85   $ 17.01   $ 24.96
                                                          ------   ------   ------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.08)   (0.23)   (0.24)    (0.26)    (0.28)
Net gain (loss) on securities (realized and unrealized)     1.39     0.94     3.02     (2.90)    (7.20)
                                                          ------   ------   ------   -------   -------
Total from investment operations                            1.31     0.71     2.78     (3.16)    (7.48)
                                                          ------   ------   ------   -------   -------
Less distributions:
Dividends from net investment income                          --       --       --        --        --
Distributions from realized gains                             --       --       --        --     (0.47)
                                                          ------   ------   ------   -------   -------
Total distributions                                           --       --       --        --     (0.47)
                                                          ------   ------   ------   -------   -------
Net asset value, end of period                            $18.65   $17.34   $16.63   $ 13.85   $ 17.01
                                                          ======   ======   ======   =======   =======

TOTAL RETURN(A)                                             7.56%    4.27%   20.07%   (18.58%)  (30.44%)
                                                          ------   ------   ------   -------   -------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $4,290   $5,639   $6,153   $ 5,999   $ 8,969
                                                          ------   ------   ------   -------   -------
Ratios to average net assets:
Net investment income (loss)                               (0.44%)  (1.30%)  (1.51%)   (1.49%)   (1.31%)
Total expenses(b)                                           2.79%    2.68%    2.80%     2.57%     2.43%
Net expenses(d)                                             2.54%    2.51%    2.80%     2.57%     2.43%
Expenses prior to custodian earnings credits
   and net of expense waivers                               2.54%    2.52%    2.80%     2.57%     2.43%
                                                          ------    -----  - ------   ------   -------
Portfolio turnover rate                                       42%      28%      26%        3%       17%


                                       88                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                     SOCIAL AWARENESS SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                            YEAR ENDED
                                                                                         SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                    2005     2004     2003    2002(E)     2001
-------                                                   ------   ------   ------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $17.74   $17.01   $14.17   $ 17.40   $ 25.50
                                                          ------   ------   ------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                            (0.10)   (0.24)   (0.24)    (0.26)    (0.28)
Net gain (loss) on securities (realized and unrealized)     1.43     0.97     3.08     (2.97)    (7.35)
                                                          ------   ------   ------   -------   -------
Total from investment operations                            1.33     0.73     2.84     (3.23)    (7.63)
                                                          ------   ------   ------   -------   -------
Less distributions:
Dividends from net investment income                          --       --       --        --        --
Distributions from realized gains                             --       --       --        --     (0.47)
                                                          ------   ------   ------   -------   -------
Total distributions                                           --       --       --        --     (0.47)
                                                          ------   ------   ------   -------   -------
Net asset value, end of period                            $19.07   $17.74   $17.01   $ 14.17   $ 17.40
                                                          ======   ======   ======   =======   =======

TOTAL RETURN(A)                                             7.50%    4.29%   20.04%   (18.56%)  (30.39%)
                                                          ------   ------   ------   -------   -------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                  $1,611   $1,614   $1,548   $ 1,123   $ 1,126
                                                          ------   ------   ------   -------   -------
Ratios to average net assets:
Net investment income (loss)                               (0.51%)  (1.30%)  (1.51%)   (1.48%)   (1.33%)
Total expenses(b)                                           2.79%    2.68%    2.80%     2.57%     2.45%
Net expenses(d)                                             2.54%    2.51%    2.80%     2.57%     2.45%
Expenses prior to custodian earnings credits
   and net of expense waivers                               2.54%    2.52%    2.80%     2.57%     2.45%
                                                          ------   ------   ------   -------   -------
Portfolio turnover rate                                       42%      28%      26%        3%       17%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.


                                       89                See accompanying notes.

                       This page left blank intentionally.

                                                                        SECURITY
Manager's Commentary                                        LARGE CAP VALUE FUND
November 15, 2005                                                    (unaudited)

(SECURITY BENEFIT(SM) LOGO)
Security Management Company, LLC

Advisor, Security Management Company, LLC

(PHOTO OF MARK MITCHELL)
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

Security Management assumed fund management responsibilities on June 30, 2005, thus this is my first annual letter for Security Large Cap Value Fund.

Security Large Cap Value Fund returned 18.74% in the period, beating the benchmark Russell 1000 Value index's return of 16.68% and the Fund's peer group median return of 12.51%. The S&P 500/Barra Value index's return for the same period was 12.87%.

The following comments are based on results for the three months ending 9/30/05. The Fund was up 8.31% compared to up 3.88% for the Russell 1000 Value index for the three month period ending 9/30/05.

Our approach to managing Security Large Cap Value Fund is based on our investment philosophy described below.

We understand a company's growth potential over the longterm based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies that have or can create sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

For this Fund, we apply this philosophy to a broad range of value names.

INDUSTRIALS AND ENERGY STOCKS ARE TOP PERFORMERS IN LAST 3 MONTHS

The Fund's industrial holdings were up 13% compared to 4% for the index. McDermott appreciated 74%, driven by a favorable legacy asbestos litigation ruling and strong demand for their energy infrastructure construction related services. Shaw Group was up 15% as a result of strong demand for their infrastructure construction related services.

Energy stocks did extremely well in the 3rd quarter as a result of continued commodity price increases. Specifically, our energy sector return of 27% bested the index return of 18%. These strong results were do in part to owning Halliburton, up 44%, Sasol, up 43%, and Williams, up 32%.

MATERIALS DISAPPOINT OVER LAST THREE MONTHS

Rohm and Haas was down 11% and Dow Chemical declined by 6% in the quarter. Both companies were negatively impacted by rising raw material input costs as a result of higher energy prices. Gulf hurricanes caused, production related outages as well.

OVERVIEW OF FIRST 9 MONTHS PERFORMANCE BY PREVIOUS MANAGER

The following comments from Dreyfus cover the results prior to the manager change on June 30, 2005.

The portfolio outperformed the index, S&P BARRA Value, in the consumer staples, utilities, industrials, information technology and financials sectors. The portfolio lagged the benchmark in the materials, energy, health care, consumer discretionary, and telecommunication services sectors.

Within consumer staples, shares of grocer Safeway rose over 14% on improved year-over-year sales growth and better-than-expected earnings. Aiding the Energy sector were Exxon Mobil and ConocoPhillips. Exxon Mobil, which is not held in the benchmark, advanced over 13% and was the most significant contributor. The company produced record 4th Quarter 2004 earnings, which translated to a 1st Quarter 2005 earnings nearly 30% higher than street estimates and drove a 20% surge in the stock price. Shares weakened during the second quarter, but Exxon was still a top performer in 1st half 2005. ConocoPhillips performed well during the period because of higher energy prices, improved refining margins, and a solid 1st quarter earnings report released in late April. Within consumer discretionary, Advance Auto Parts continues to take market share, drive traffic in newly remodeled stores, grow new stores, and expand margins. They have grown earnings well over 20% year over year. And despite losing two CEO's in the space of 15 months, Boeing benefited from the combination of increased commercial airline orders and military hardware sales, and is expected to raise revenues over the previous year.

Within industrials, Tyco negatively impacted the sector from a slight downward revision in guidance for 2005 earnings and free cash flow. While this is negative news, the thesis for owning the stock remains. Tyco is well positioned for accelerating top line growth, steady margin expansion and significant share repurchases. Clear Channel Communications has embarked on a major program to reduce advertising inventory. This should ultimately make for a much healthier radio industry. Unfortunately, weak current demand has muted impact of lower supply and helped to hinder the consumer discretionary sector. Within materials, International Paper was a poor performer, as demand for industrial packaging materials and printing paper fell off. IBM fell short of 1st quarter earnings expectations by 5 cents, citing soft economic conditions, while concurrently announcing that the company will begin to expense equity compensation options.

2006 MARKET OUTLOOK

We are constructive on the equity market as we look out into 2006. However, there are several near-term concerns that need to pass. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will weigh heavily on the consumer as we move through the winter heating season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive position.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


-------------------------------------
Mark Mitchell
Senior Protfolio Manager

                                                                        SECURITY
Performance Summary                                         LARGE CAP VALUE FUND
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY LARGE CAP VALUE FUND VS. S&P BARRA VALUE INDEX & RUSSELL 1000 VALUE
INDEX


LARGE CAP VALUE INVESTMENT

                    09/30/05           9,425.00
                    12/31/95           9,808.67
                    03/31/96          10,475.40
                    06/30/96          10,888.85
                    09/30/96          11,287.99
                    12/31/96          11,643.31
                    03/31/97          11,614.39
                    06/30/97          13,223.53
                    09/30/97          15,273.22
                    12/31/97          15,332.61
                    03/31/98          16,578.66
                    06/30/98          16,035.27
                    09/30/98          14,059.33
                    12/31/98          15,285.09
                    03/31/99          15,285.09
                    06/30/99          17,481.23
                    09/30/99          15,746.28
                    12/31/99          15,668.64
                     3/31/00          14,736.25
                     6/30/00          13,940.31
                     9/30/00          14,599.80
                    12/31/00          14,533.59
                     3/31/01          13,547.87
                     6/30/01          14,098.04
                     9/30/01          12,310.00
                    12/31/01          13,721.79
                    03/31/02          13,560.63
                    06/30/02          12,087.15
                    09/30/02           9,784.84
                    12/31/02          10,406.46
                    03/31/03           9,876.93
                    06/30/03          11,350.41
                    09/30/03          11,764.83
                    12/31/03          13,243.55
                    03/31/04          13,658.85
                    06/30/04          13,497.35
                    09/30/04          13,174.33
                    12/31/04          14,581.75
                    03/31/05          14,420.24
                    06/30/05          14,443.32
                    09/30/05          15,643.08


S&P 500 - BARRA VALUE INDEX

                     9/30/95          10,000.00
                    12/31/95          10,646.79
                     3/31/96          11,327.20
                     6/30/96          11,559.77
                     9/30/96          11,864.49
                    12/31/96          12,989.86
                     3/31/97          13,219.76
                     6/30/97          15,132.25
                     9/30/97          16,518.53
                    12/31/97          16,883.52
                     3/31/98          18,833.62
                     6/30/98          18,929.96
                     9/30/98          16,486.20
                    12/31/98          19,359.74
                     3/31/99          19,911.75
                     6/30/99          22,061.14
                     9/30/99          20,027.90
                    12/31/99          21,823.47
                     3/31/00          21,874.96
                    06/30/00          20,934.82
                    09/30/00          22,781.78
                    12/31/00          23,153.57
                    03/31/01          21,640.82
                    06/30/01          22,594.14
                    09/30/01          18,932.52
                    12/31/01          20,440.79
                    03/31/02          20,710.51
                    06/30/02          18,505.28
                    09/30/02          14,719.22
                    12/31/02          16,174.35
                    03/31/03          15,283.67
                    06/30/03          18,162.76
                    09/30/03          18,624.30
                    12/31/03          21,318.06
                    03/31/04          22,032.62
                    06/30/04          22,207.19
                    09/30/04          22,436.73
                    12/31/04          24,665.68
                    03/31/05          24,065.77
                    06/30/05          24,689.42
                    09/30/05          25,539.00


RUSSELL 1000 VALUE INDEX

                     9/30/95          10,000.00
                    12/31/95          10,663.08
                     3/31/96          11,267.69
                     6/30/96          11,461.05
                     9/30/96          11,794.67
                    12/31/96          12,971.15
                     3/31/97          13,303.37
                     6/30/97          15,264.93
                     9/30/97          16,784.60
                    12/31/97          17,534.98
                     3/31/98          19,578.43
                     6/30/98          19,666.46
                     9/30/98          17,389.43
                    12/31/98          20,277.01
                     3/31/99          20,568.16
                     6/30/99          22,886.86
                     9/30/99          20,645.47
                    12/31/99          21,768.32
                     3/31/00          21,872.29
                    06/30/00          20,847.22
                    09/30/00          22,486.40
                    12/31/00          23,296.25
                    03/31/01          21,932.15
                    06/30/01          23,002.23
                    09/30/01          20,482.32
                    12/31/01          21,993.03
                    03/31/02          22,892.51
                    06/30/02          20,942.53
                    09/30/02          17,010.95
                    12/31/02          18,579.63
                    03/31/03          17,675.93
                    06/30/03          20,729.68
                    09/30/03          21,157.36
                    12/31/03          24,159.40
                    03/31/04          24,889.75
                    06/30/04          25,109.03
                    09/30/04          25,495.66
                    12/31/04          28,142.60
                    03/31/05          28,165.38
                    06/30/05          28,636.63
                    09/30/05          29,748.26


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Large Cap Value Fund on September 30, 1995, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Effective July 1, 2005, the Security Large Cap Value Fund changed its benchmark to the Russell 1000 Value Index. The Investment Manager has determined that the Russell 1000 Value Index is a more appropriate index because the Russell 1000 Value Index more closely reflects the types of securities in which the Fund invests and thus provides shareholders with a more appropriate benchmark against which to compare the Fund's performance.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR   5 YEARS   10 YEARS    SINCE INCEPTION
---------------------        ------   -------   --------   -----------------
A Shares                     18.74%    1.39%      5.25%           --
A Shares with sales charge   11.88%    0.20%      4.63%           --
B Shares                     17.71%    0.54%      4.41%           --
B Shares with CDSC           12.71%    0.15%      4.41%           --
C Shares                     17.57%    0.53%       N/A     (0.35%)(1-29-99)
C Shares with CDSC           16.57%    0.53%       N/A     (0.35%)(1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    8.81%
Consumer Staples                         10.53
Energy                                   16.33
Financials                               11.27
Health Care                               6.96
Industrials                              17.14
Information Technology                    6.35
Materials                                 5.10
Telecommunication Services                1.90
Utilities                                 8.04
Exchange Traded Funds                     4.83
Commercial Paper                          2.12
Cash & other assets, less liabilities     0.62
                                        ------
Total Net Assets                        100.00
                                        ======


                                       92                See accompanying notes.

                                                                        SECURITY
Performance Summary                                         LARGE CAP VALUE FUND
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                         BEGINNING         ENDING      EXPENSES PAID
                       ACCOUNT VALUE   ACCOUNT VALUE       DURING
                          04-01-05      09-30-05(1)      PERIOD(2)
                       -------------   -------------   -------------
Large Cap Value Fund
- Class A
   Actual                $1,000.00       $1,084.80         $ 8.52
   Hypothetical           1,000.00        1,016.80           8.24

Large Cap Value Fund
- Class B
   Actual                 1,000.00        1,081.40          12.42
   Hypothetical           1,000.00        1,013.06          12.01

Large Cap Value Fund
- Class C
   Actual                 1,000.00        1,079.90          12.41
   Hypothetical           1,000.00        1,013.06          12.01

(1) The actual ending account value is based on the actual total return of the Fund for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 8.48%, 8.14% and 7.99%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.63%, 2.38% and 2.38% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments                                                 SECURITY
September 30, 2005                                          LARGE CAP VALUE FUND

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS - 97.2%

AEROSPACE & DEFENSE - 1.9%
United Technologies Corporation                            20,500    $ 1,062,720
                                                                     -----------

AGRICULTURAL PRODUCTS - 2.2%
Archer-Daniels-Midland Company                             51,400      1,267,524
                                                                     -----------

BROADCASTING & CABLE TV - 2.0%
Clear Channel Communications, Inc.                         34,700      1,141,283
                                                                     -----------

COMMUNICATIONS EQUIPMENT - 2.0%
3Com Corporation*                                         283,400      1,156,272
                                                                     -----------

COMPUTER HARDWARE - 2.3%
Hewlett-Packard Company                                    44,600      1,302,320
                                                                     -----------

CONSTRUCTION & ENGINEERING - 5.5%
McDermott International, Inc.*                             46,000      1,684,060
Shaw Group, Inc.*                                          57,100      1,408,086
                                                                     -----------
                                                                       3,092,146
                                                                     -----------

DIVERSIFIED CHEMICALS - 3.4%
Dow Chemical Company                                       23,800        991,746
E.I. du Pont de Nemours & Company                          24,100        943,997
                                                                     -----------
                                                                       1,935,743
                                                                     -----------

DRUG RETAIL - 2.8%
CVS Corporation                                            54,800      1,589,748
                                                                     -----------

ELECTRIC UTILITIES - 8.1%
Edison International(3)                                    26,400      1,248,192
Entergy Corporation                                        14,200      1,055,344
Exelon Corporation                                         21,200      1,132,928
PG&E Corporation                                           28,600      1,122,550
                                                                     -----------
                                                                       4,559,014
                                                                     -----------

EXCHANGE TRADED FUNDS - 4.8%
iShares Russell 1000 Value Index Fund                      20,000      1,377,200
iShares S&P 500/Barra Value Index Fund                     21,200      1,359,556
                                                                     -----------
                                                                       2,736,756
                                                                     -----------

HEALTH CARE EQUIPMENT - 2.9%
Fisher Scientific International, Inc.*                     26,700      1,656,735
                                                                     -----------

HEALTH CARE SERVICES - 1.1%
Medco Health Soulutions, Inc.*                             11,500        630,545
                                                                     -----------

HYPERMARKETS & SUPERCENTERS - 2.0%
Costco Wholesale Corporation                               26,000      1,120,340
                                                                     -----------

INDUSTRIAL CONGLOMERATES - 5.5%
General Electric Company                                   47,400      1,595,958
Tyco International, Ltd.                                   54,800      1,526,180
                                                                     -----------
                                                                       3,122,138
                                                                     -----------

INTEGRATED OIL & GAS - 7.8%
Chevron Corporation                                        20,300      1,314,019
ConocoPhillips                                             19,100      1,335,281
Exxon Mobil Corporation                                    27,600      1,753,704
                                                                     -----------
                                                                       4,403,004
                                                                     -----------

INTEGRATED TELECOMMUNICATION SERVICES - 1.0%
Sprint Nextel Corporation                                  23,100    $   549,318
                                                                     -----------

IT CONSULTING & OTHER SERVICES - 2.0%
Unisys Corporation*                                       171,600      1,139,424
                                                                     -----------

MANAGED HEALTH CARE - 2.9%
WellPoint, Inc.*                                           21,900      1,660,458
                                                                     -----------

MOVIES & ENTERTAINMENT - 6.8%
News Corporation                                           65,900      1,027,381
Time Warner, Inc.                                          96,000      1,738,560
Viacom, Inc. (Cl.B)                                        32,900      1,086,029
                                                                     -----------
                                                                       3,851,970
                                                                     -----------

MULTI-LINE INSURANCE - 4.1%
American International Group, Inc.                         37,200      2,304,912
                                                                     -----------

OIL & GAS EQUIPMENT & SERVICES - 2.7%
Halliburton Company                                        22,400      1,534,848
                                                                     -----------

OIL & GAS REFINING & MARKETING - 3.3%
Sasol, Ltd. ADR                                            48,600      1,880,334
                                                                     -----------

OIL & GAS STORAGE & TRANSPORTATION - 2.5%
Williams Companies, Inc.                                   57,500      1,440,375
                                                                     -----------

OTHER DIVERSIFIED FINANCIAL SERVICES - 4.3%
Citigroup, Inc.                                            31,100      1,415,672
First Marblehead Corporation                                  600         15,240
JP Morgan Chase & Company                                  29,900      1,014,507
                                                                     -----------
                                                                       2,445,419
                                                                     -----------

PACKAGED FOODS & MEATS - 1.9%
Tyson Foods, Inc.                                          59,600      1,075,780
                                                                     -----------

PROPERTY & CASUALTY INSURANCE - 2.9%
Berkshire Hathaway, Inc.*                                      20      1,640,000
                                                                     -----------

RAILROADS - 2.1%
Union Pacific Corporation                                  16,500      1,183,050
                                                                     -----------

SPECIALTY CHEMICALS - 1.7%
Rohm & Haas Company                                        23,200        954,216
                                                                     -----------

TOBACCO - 1.6%
Altria Group, Inc.                                         12,400        914,004
                                                                     -----------

TRADING COMPANIES & DISTRIBUTORS - 2.2%
Hughes Supply, Inc.                                        38,500      1,255,100
                                                                     -----------

WIRELESS TELECOMMUNICATION SERVICE - 0.9%
Alltel Corporation                                          8,100        527,391
                                                                     -----------

TOTAL COMMON STOCKS
   (cost $50,047,708)                                                 55,132,887
                                                                     -----------


                                       94                See accompanying notes.

Schedule of Investments                                                 SECURITY
September 30, 2005                                          LARGE CAP VALUE FUND

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                       ----------   -----------
CORPORATE BONDS - 0.0%

SERVICES - 0.0%
American Eco Corporation,
   9.625% - 2008 (*1,2)                                $  125,000   $        --
                                                                    -----------
TOTAL CORPORATE BONDS
   (cost $125,000)                                                           --
                                                                    -----------

COMMERCIAL PAPER - 2.1%

FINANCIAL - OTHER - 2.1%
Countrywide Financial,
   3.82%, 10-03-05                                      1,200,000     1,199,740
                                                                    -----------

TOTAL COMMERCIAL PAPER
   (cost $1,199,740)                                                  1,199,740
                                                                    -----------

REPURCHASE AGREEMENT - 0.7%
United Missouri Bank, 3.42%, dated 09-30-05,
   matures 10-03-05; repurchase amount of
   $379,108 (Collateralized by U.S. Treasury
   Notes, 2.75%, 06-30-06 with a value of
   $387,044)                                              379,000       379,000
                                                                    -----------

TOTAL REPURCHASE AGREEMENT
   (cost $379,000)                                                      379,000
                                                                    -----------

TOTAL INVESTMENTS - 100.0%
   (cost $51,751,448)                                                56,711,627
LIABILITIES, LESS CASH AND OTHER ASSETS - 0.0%                          (17,650)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $56,693,977
                                                                    ===========

For federal income tax purposes the identified cost of investments owned at September 30, 2005 was $51,806,172.

*    Non-income producing security

ADR  (American Depositary Receipt)

(1)  Security is in default due to bankruptcy.

(2) Security is fair valued by the Board of Directors and is illiquid. The total market value of fair valued and illiquid securities amounts to $0 or 0.0% of total assets.

(3)  Security is segregated as collateral for open written option contracts.


                                       95                See accompanying notes.

                                                                        SECURITY
                                                            LARGE CAP VALUE FUND

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments, at value(1) ........................................   $56,711,627
Cash ............................................................           185
Receivables:
   Fund shares sold .............................................        16,840
   Securities sold ..............................................       558,995
   Dividends ....................................................        73,999
Prepaid expenses ................................................        18,625
                                                                    -----------
Total assets ....................................................    57,380,271
                                                                    -----------
LIABILITIES:
Payable for:
   Securities purchased .........................................       552,432
   Fund shares redeemed .........................................        25,489
   Written options, at value (premiums received $23,375) ........        19,800
   Management fees ..............................................        29,655
   Custodian fees ...............................................         4,400
   Transfer agent and administration fees .......................        13,993
   Professional fees ............................................        15,407
   12b-1 distribution plan fees .................................        18,176
   Other ........................................................         6,942
                                                                    -----------
Total liabilities ...............................................       686,294
                                                                    -----------
NET ASSETS ......................................................   $56,693,977
                                                                    ===========
NET ASSETS CONSIST OF:
Paid in capital .................................................   $59,340,522
Undistributed net investment income .............................       226,795
Accumulated net realized loss on sale of investments ............    (7,837,094)
Net unrealized appreciation in value of investments and written
   options ......................................................     4,963,754
                                                                    -----------
Net assets ......................................................   $56,693,977
                                                                    ===========
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) ......................     6,681,410
Net assets ......................................................   $45,294,554
Net asset value and redemption price per share ..................   $      6.78
                                                                    ===========
Maximum offering price per share
   (net asset value divided by 94.25%) ..........................   $      7.19
                                                                    ===========
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ......................     1,332,357
Net assets ......................................................   $ 8,500,160
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $      6.38
                                                                    ===========
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ......................       446,434
Net assets ......................................................   $ 2,899,263
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $      6.49
                                                                    ===========

(1) Investments, at cost ........................................   $51,751,448

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends ......................................................   $1,188,029
   Interest .......................................................       30,521
                                                                      ----------
Total investment income ...........................................    1,218,550
                                                                      ----------
EXPENSES:
   Management fees ................................................      406,869
   Custodian fees .................................................       15,619
   Transfer agent/maintenance fees ................................      182,423
   Administration fees ............................................       51,685
   Directors' fees ................................................       24,961
   Professional fees ..............................................       20,605
   Reports to shareholders ........................................        9,269
   Registration fees ..............................................       40,068
   Other expenses .................................................       10,040
   12b-1 distribution plan fees - Class A .........................      110,174
   12b-1 distribution plan fees - Class B .........................       93,770
   12b-1 distribution plan fees - Class C .........................       26,538
                                                                      ----------
   Total expenses .................................................      992,021
                                                                      ----------
   Net investment income ..........................................      226,529
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
   Investments ....................................................    6,823,643
                                                                      ----------
   Net realized gain ..............................................    6,823,643
                                                                      ----------

Net unrealized appreciation during the period on:
   Investments ....................................................    2,426,944
   Options written ................................................        3,575
                                                                      ----------
   Net unrealized appreciation ....................................    2,430,519
                                                                      ----------
   Net realized and unrealized gain ...............................    9,254,162
                                                                      ----------
   Net increase in net assets resulting from operations ...........   $9,480,691
                                                                      ==========


                                       96                See accompanying notes.

                                                                        SECURITY
Statement of Changes in Net Assets                          LARGE CAP VALUE FUND

                                                                 YEAR ENDED           YEAR ENDED
                                                             SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                             ------------------   ------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income .................................      $    226,529         $      3,750
   Net realized gain during the period on investments ....         6,823,643            5,850,836
   Net unrealized appreciation during the period on
      investments and options written ....................         2,430,519            1,248,889
                                                                ------------         ------------
   Net increase in net assets resulting from operations ..         9,480,691            7,103,475
                                                                ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A ............................................                --             (112,367)
      Class B ............................................                --                   --
      Class C ............................................                --                   --
                                                                ------------         ------------
   Total distributions to shareholders ...................                --             (112,367)
                                                                ------------         ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ............................................         6,416,077            9,899,761
      Class B ............................................         1,294,323            4,542,029
      Class C ............................................         1,300,122            1,821,834
   Distributions reinvested
      Class A ............................................                --              105,691
      Class B ............................................                --                   --
      Class C ............................................                --                   --
   Cost of shares redeemed
      Class A ............................................       (11,718,072)         (18,334,145)
      Class B ............................................        (4,481,711)          (7,295,608)
      Class C ............................................        (1,393,049)          (1,609,840)
                                                                ------------         ------------
   Net decrease from capital share transactions ..........        (8,582,310)         (10,870,278)
                                                                ------------         ------------
   Net increase (decrease) in net assets .................           898,381           (3,879,170)
                                                                ------------         ------------
NET ASSETS:
   Beginning of period ...................................        55,795,596           59,674,766
                                                                ------------         ------------
   End of period .........................................      $ 56,693,977         $ 55,795,596
                                                                ============         ============
   Undistributed net investment income at end of period ..      $    226,795         $     56,499
                                                                ============         ============
CAPITAL SHARE ACTIVITY:
   Shares sold ...........................................
      Class A ............................................         1,026,323            1,736,330
      Class B ............................................           220,087              832,794
      Class C ............................................           213,510              324,573
   Shares reinvested
      Class A ............................................                --               18,840
      Class B ............................................                --                   --
      Class C ............................................                --                   --
   Shares redeemed
      Class A ............................................        (1,883,545)          (3,197,972)
      Class B ............................................          (763,775)          (1,357,469)
      Class C ............................................          (231,421)            (290,056)


                                       97                See accompanying notes.

                                                                        SECURITY
Financial Highlights                                        LARGE CAP VALUE FUND
Selected data for each share of capital stock outstanding throughout each period

                                                                                   YEAR ENDED
                                                                                SEPTEMBER 30,
                                            -------------------------------------------------
CLASS A                                     2005(I)     2004      2003    2002(F,H)   2001(E)
-------                                     -------   -------   -------   ---------   -------
PER SHARE DATA
Net asset value, beginning of period        $  5.71   $  5.11   $  4.25   $  5.37     $  6.42
                                            -------   -------   -------   -------     -------
Income (loss) from investment operations:
Net investment income (loss)(c)                0.03      0.01      0.02      0.01        0.03
Net gain (loss) on securities (realized
   and unrealized)                             1.04      0.60      0.84     (1.10)      (1.03)
                                            -------   -------   -------   -------     -------
Total from investment operations               1.07      0.61      0.86     (1.09)      (1.00)
                                            -------   -------   -------   -------     -------
Less distributions:
Dividends from net investment income             --     (0.01)       --     (0.03)      (0.05)
Distributions from realized gains                --        --        --        --          --
                                            -------   -------   -------   -------     -------
Total distributions                              --     (0.01)       --     (0.03)      (0.05)
                                            -------   -------   -------   -------     -------
Net asset value, end of period              $  6.78   $  5.71   $  5.11   $  4.25     $  5.37
                                            =======   =======   =======   =======     =======

TOTAL RETURN (A)                              18.74%    11.98%    20.24%   (20.51%)    (15.68%)
                                            -------   -------   -------   -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $45,295   $43,071   $45,858   $32,997     $45,006
                                            -------   -------   -------   -------     -------
Ratios to average net assets:
Net investment income (loss)                   0.56%     0.19%     0.41%     0.20%       0.49%
Total expenses(b)                              1.61%     1.52%     1.45%     1.37%       1.32%
Net expenses(d)                                1.61%     1.52%     1.45%     1.37%       1.32%
                                            -------   -------   -------   -------     -------
Portfolio turnover rate                         110%       75%       76%       68%        180%

                                                                                   YEAR ENDED
                                                                                SEPTEMBER 30,
                                            -------------------------------------------------
CLASS B                                     2005(I)     2004      2003    2002(F,H)   2001(E)
-------                                     -------   -------   -------   ---------   -------
Per Share Data
Net asset value, beginning of period        $ 5.42    $  4.87   $  4.08   $  5.18     $  6.21
                                            ------    -------   -------   -------     -------
Income (loss) from investment operations:
Net investment income (loss)(c)              (0.01)     (0.03)    (0.02)    (0.04)      (0.03)
Net gain (loss) on securities (realized
   and unrealized)                            0.97       0.58      0.81     (1.06)      (1.00)
                                            ------    -------   -------   -------     -------
Total from investment operations              0.96       0.55      0.79     (1.10)      (1.03)
                                            ------    -------   -------   -------     -------
Less distributions:
Dividends from net investment income            --         --        --        --          --
Distributions from realized gains               --         --        --        --          --
                                            ------    -------   -------   -------     -------
Total distributions                             --         --        --        --          --
                                            ------    -------   -------   -------     -------
Net asset value, end of period              $ 6.38    $  5.42   $  4.87   $  4.08     $  5.18
                                            ======    =======   =======   =======     =======


TOTAL RETURN(A)                              17.71%     11.29%    19.36%   (21.24%)    (16.59%)
                                            ------    -------   -------   -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $8,500    $10,164   $11,687   $ 4,905     $ 5,657
                                            ------    -------   -------   -------     -------
Ratios to average net assets:
Net investment income (loss)                 (0.16%)    (0.57%)   (0.42%)   (0.71%)     (0.51%)
Total expenses(b)                             2.36%      2.27%     2.20%     2.27%       2.32%
Net expenses(d)                               2.36%      2.27%     2.20%     2.27%       2.32%
                                            ------    -------   -------   -------     -------
Portfolio turnover rate                        110%        75%       76%       68%        180%


                                       98                See accompanying notes.

                                                                        SECURITY
Financial Highlights                                        LARGE CAP VALUE FUND
Selected data for each share of capital stock outstanding throughout each period

                                                                                   YEAR ENDED
                                                                                SEPTEMBER 30,
                                            -------------------------------------------------
Class C                                     2005(I)    2004     2003    2002(F,G,H)   2001(E)
-------                                     -------   ------   ------   -----------   -------
PER SHARE DATA
Net asset value, beginning of period        $ 5.52    $ 4.96   $ 4.16    $  5.28      $  6.32
                                            ------    ------   ------    -------      -------
Income (loss) from investment operations:
Net investment income (loss)(c)              (0.01)    (0.03)   (0.02)     (0.04)       (0.03)
Net gain (loss) on securities (realized
   and unrealized)                            0.98      0.59     0.82      (1.08)       (1.01)
                                            ------    ------   ------    -------      -------
Total from investment operations              0.97      0.56     0.80      (1.12)       (1.04)
                                            ------    ------   ------    -------      -------
Less distributions:
Dividends from net investment income            --        --       --         --           --
Distributions from realized gains               --        --       --         --           --
                                            ------    ------   ------    -------      -------
Total distributions                             --        --       --         --           --
                                            ------    ------   ------    -------      -------
Net asset value, end of period              $ 6.49    $ 5.52   $ 4.96    $  4.16      $  5.28
                                            ======    ======   ======    =======      =======
TOTAL RETURN(A)                              17.57%    11.29%   19.23%    (21.21%)     (16.46%)
                                            ------    ------   ------    -------      -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $2,899    $2,561   $2,130    $ 1,510      $   904
                                            ------    ------   ------    -------      -------
Ratios to average net assets:
Net investment income (loss)                 (0.18%)   (0.57%)  (0.33%)    (0.72%)      (0.55%)
Total expenses(b)                             2.36%     2.28%    2.20%      2.25%        2.33%
Net expenses(d)                               2.36%     2.28%    2.20%      2.25%        2.33%
                                            ------    ------   ------    -------      -------
Portfolio turnover rate                        110%       75%      76%        68%         180%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements, and custodian earnings credits, as applicable.

(e) The Dreyfus Corporation became sub-adviser of Security Large Cap Value Fund effective January 1, 2001. Prior to January 1, 2001, advisory services were provided by Security Management Company, LLC (SMC).

(f) As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than 1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(g) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(h) Effective May 1, 2002 the fee structure for Security Large Cap Value Fund changed. Per share information reflects this change.

(i) Security Management Company, LLC (SMC) became the advisor of Security Large Cap Value Fund effective June 30, 2005. Prior to June 30, 2005, SMC paid Dreyfus Corporation for sub-advisory services.


                                       99                See accompanying notes.

                       This page left blank intentionally.

                                                                        SECURITY
Manager's Commentary                                         MID CAP GROWTH FUND
November 15, 2005                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF JAMES P. SCHIER)
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

For the year ended September 30 2005, the Security Mid Cap Growth Fund performed better than its benchmark, the Russell 2500 Growth index. The Fund gained 21.76% vs. a return of 21.01% for the index and 21.11% for the Fund's peer group median.

Our approach with the Security Mid Cap Growth Fund is to seek securities of companies who are able to grow and/or reinvest in increasingly profitable ventures and hold them over 3-5 years to capture the best part of the improvements in profits or profitability. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Fund, we target securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.

ENERGY, FINANCIALS, AND CONSUMER STAPLES LED RETURNS

The Security Mid Cap Growth Fund benefited significantly from a significant weighting in energy as well as stock selection within that industry. Emerging energy technology companies, KFx and Rentech gained 122% and 181% respectively, as both companies made significant progress towards commercializing their technologies during the year. The strength in energy prices lifted all stocks in the sector; even the more mature companies did well. Enron Oil and Gas, a North American natural gas producer, gained 128%, as they did not hedge their production, allowing them to gain full advantage of the economics of higher commodity prices.

Stock selection was positive in the finance sector as well. Northern Trust, a trust bank, advanced 26% as the company is less affected by rising interest rates.

The Fund also had success in the consumer staples sector. Hormel, a sizeable new position, gained 10% in the last several weeks of the year. Hormel has been gaining market share and bolstering margins by providing consumers with higher value added, table ready meats.

HEALTH CARE, CONSUMER DISCRETIONARY, AND MATERIALS WERE HIT HARD

The Fund's exposure in the biotechnology industry negatively impacted the health care sector performance. Ligand Pharmaceuticals, a sizable position in the fund, declined 30% due to a delay in filing their financials. As a consequence the punishment was very swift and we are left with the stock at a very interesting valuation level.

Ligand remains one of the few biotechs with numerous product opportunities and is also very close to attaining profitability. At current prices, we are quite content to continue holding the stock.

Fred's, a dollar retailer in the Southeast declined 30% due to higher energy prices pressuring the company's low-income consumer base despite the company's merchandising and efficiency efforts.

Pactiv, the consumer specialty packaging company that produces the Baggies and Hefty product lines, was not able to pass along the escalating resin and plastics prices that occurred due to higher energy prices. The margin pressure was reflected in disappointing earnings and a 25% decline in the stock. Pactiv, a company who we believe should recover from the higher resin costs and grow due to offering new products, continues to be held in the Fund.

OUTLOOK FOR 2006

The stock market has been surprisingly buoyant the past year given rising energy prices and restrictive Fed policies. Logic would tend to suggest that an unusually conservative positioning would be prudent. However, companies with high earnings stability and visibility currently have high valuations suggesting that the market has already priced in this outlook. In addition, the out performance of value stocks over the last few years may also reflect this conservative tendency in the market. Given this view, the Fund is under weight in traditionally stable sectors such as finance, consumer discretionary, and consumer staples.

With the significant move in the energy sector, the Fund has been trimming exposure slightly. At present, we are tending to find that the most compelling opportunities lie in the industrial and technology sectors of the market. Specifically, we like companies in the water, wastewater, telecomm equipment and highway development industries. In addition, many of the new commitments have also tended to be in larger mid-cap companies.

On behalf of Security Management Company, thank you for trusting your funds with us. We are excited to see what opportunities present themselves over the balance of the year.

Sincerely,


-------------------------------------
James P. Schier
Senior Portfolio Manager

                                                                        SECURITY
Performance Summary                                          MID CAP GROWTH FUND
November 15, 2005                                                    (unaudited)

PERFORMANCE

                        SECURITY MID CAP GROWTH FUND VS.
                       S&P MIDCAP 400/BARRA GROWTH INDEX &
                            RUSSELL 2500 GROWTH INDEX


MID CAP GROWTH FUND

                   09/30/95           9,425.00
                   12/31/95           9,159.62
                   03/31/96           9,805.41
                   06/30/96          10,609.34
                   09/30/96          10,872.93
                   12/31/96          10,810.65
                   03/31/97           9,959.42
                   06/30/97          11,363.96
                   09/30/97          13,108.98
                   12/31/97          12,737.28
                   03/31/98          14,057.52
                   06/30/98          13,772.47
                   09/30/98          11,477.06
                   12/31/98          14,869.96
                   03/31/99          14,832.26
                   06/30/99          17,244.63
                   09/30/99          17,320.01
                   12/31/99          23,742.64
                    3/31/00          28,404.98
                    6/30/00          26,857.40
                    9/30/00          29,932.97
                   12/31/00          27,642.91
                   03/31/01          22,821.22
                   06/30/01          25,439.33
                   09/30/01          18,501.33
                   12/31/01          23,604.41
                   03/31/02          24,196.72
                   06/30/02          19,897.03
                   09/30/02          15,421.84
                   12/31/02          17,089.07
                   03/31/03          16,891.64
                   06/30/03          21,761.69
                   09/30/03          23,779.91
                   12/31/03          26,658.95
                   03/31/04          28,157.67
                   06/30/04          28,089.55
                   09/30/04          25,023.99
                   12/31/04          29,215.60
                   03/31/05          27,047.91
                   06/30/05          28,300.35
                   09/30/05          30,468.04




S&P MIDCAP 400/BARRA GROWTH

INCEPTION 9/30/95                      10,000.00
                     12/31/95           9,791.47
                      3/31/96          10,504.51
                      6/30/96          10,798.73
                      9/30/96          11,231.60
                     12/31/96          11,594.19
                      3/31/97          11,284.41
                      6/30/97          13,327.20
                      9/30/97          15,722.93
                     12/31/97          15,102.19
                      3/31/98          16,946.01
                      6/30/98          16,907.58
                      9/30/98          14,342.33
                     12/31/98          20,364.95
                      3/31/99          19,218.19
                      6/30/99          21,798.46
                      9/30/99          20,282.70
                     12/31/99          25,940.12
                      3/31/00          30,857.51
                     06/30/00          29,815.61
                     09/30/00          33,204.36
                     12/31/00          28,314.95
                     03/31/01          23,175.54
                     06/30/01          26,778.26
                     09/30/01          21,380.94
                     12/31/01          26,057.55
                     03/31/02          26,957.06
                     06/30/02          23,449.25
                     09/30/02          20,035.82
                     12/31/02          21,062.99
                     03/31/03          20,427.77
                     06/30/03          23,699.35
                     09/30/03          25,123.62
                     12/31/03          27,587.71
                     03/31/04          28,852.01
                     06/30/04          29,072.71
                     09/30/04          28,078.99
                     12/31/04          31,459.04
                     03/31/05          31,434.43
                     06/30/05          32,584.12
                     09/30/05          34,010.96


RUSSELL 2500 GROWTH INDEX

                      9/30/95          10,000.00
                     12/31/95          10,175.12
                      3/31/96          10,886.98
                      6/30/96          11,444.42
                      9/30/96          11,601.99
                     12/31/96          11,710.82
                      3/31/97          10,773.85
                      6/30/97          12,525.95
                      9/30/97          14,609.82
                     12/31/97          13,440.03
                      3/31/98          14,936.33
                      6/30/98          14,207.58
                      9/30/98          11,052.81
                     12/31/98          13,854.79
                      3/31/99          13,709.52
                      6/30/99          16,013.40
                      9/30/99          15,458.40
                     12/31/99          21,544.29
                      3/31/00          24,805.68
                     06/30/00          23,093.40
                     09/30/00          22,414.17
                     12/31/00          18,078.38
                     03/31/01          14,479.08
                     06/30/01          17,557.61
                     09/30/01          12,804.57
                     12/31/01          16,119.98
                     03/31/02          15,644.90
                     06/30/02          13,043.19
                     09/30/02          10,557.52
                     12/31/02          11,431.66
                     03/31/03          11,066.07
                     06/30/03          13,580.43
                     09/30/03          14,933.16
                     12/31/03          16,725.27
                     03/31/04          17,646.29
                     06/30/04          17,670.46
                     09/30/04          16,679.27
                     12/31/04          19,166.30
                     03/31/05          18,337.21
                     06/30/05          18,990.77
                     09/30/05          20,184.61


                             $10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Security Mid Cap Growth Fund on September 30, 1995, reflects deduction of the 5.75% sales load and assumes all dividends rein- vested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Effective February 1, 2005, the Security Mid Cap Growth Fund changed its benchmark index to the Russell 2500 Growth Index. The Investment Adviser has determined that the Russell 2500 Growth Index is a more appropriate index than the S&P MidCap 400/Barra Growth Index, which is created by Standard and Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price to book value calculation, because the Russell 2500 Growth Index more closely reflects the types of securities in which the Series invests and thus provides shareholders with a more appropriate benchmark against which to compare the Fund's performance.

AVERAGE ANNUAL RETURNS


PERIODS ENDED 9-30-05        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
---------------------        ------   -------   --------   ---------------
A Shares                     21.76%    0.36%     12.45%          --
A Shares with sales charge   14.78%   (0.82%)    11.79%          --
B Shares                     20.95%   (0.48%)    11.57%          --
B Shares with CDSC           15.95%   (0.88%)    11.57%          --
C Shares                     20.83%   (0.43%)      N/A     9.75%(1-29-99)
C Shares with CDSC           19.83%   (0.43%)      N/A     9.75%(1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    8.51%
Consumer Staples                          1.57
Energy                                   15.12
Financials                                3.25
Health Care                              10.94
Industrials                              20.43
Information Technology                   23.83
Materials                                 3.65
Utilities                                 7.91
Exchange Traded Funds                     4.52
Warrants                                  0.20
Commercial Paper                          0.66
Liabilities, less cash & other assets    (0.59)
                                        ------
Total Net Assets                        100.00
                                        ======


                                       102               See accompanying notes.

                                                                        SECURITY
Performance Summary                                          MID CAP GROWTH FUND
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                        BEGINNING        ENDING       EXPENSES PAID
                      ACCOUNT VALUE   ACCOUNT VALUE      DURING
                         04-01-05       09-30-05(1)     PERIOD(2)
                      -------------   -------------   -------------
Mid Cap Growth Fund
- Class A
   Actual                $1,000.00      $1,126.40         $ 7.46
   Hypothetical           1,000.00        1,017.95          7.08

Mid Cap Growth Fund
- Class B
   Actual                 1,000.00        1,121.90         11.44
   Hypothetical           1,000.00        1,014.21         10.86

Mid Cap Growth Fund
- Class C
   Actual                 1,000.00       1,122.30          11.44
   Hypothetical           1,000.00        1,014.21         10.86

(1) The actual ending account value is based on the actual total return of the Fund for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 12.64%, 12.19% and 12.23%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.40%, 2.15% and 2.15% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                        SECURITY
Schedule of Investments                                      MID CAP GROWTH FUND
September 30, 2005

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS - 99.5%

APPAREL RETAIL - 0.5%
Maidenform Brands, Inc.*                                    87,500   $ 1,203,125
                                                                     -----------

APPLICATION SOFTWARE - 2.3%
Tibco Software, Inc.*                                      289,600     2,421,056
Tyler Technologies, Inc.*                                  325,000     2,691,000
                                                                     -----------
                                                                       5,112,056
                                                                     -----------

ASSET MANAGEMENT & CUSTODY BANKS - 2.3%
Northern Trust Corporation                                 104,000     5,257,200
                                                                     -----------

BIOTECHNOLOGY - 4.7%
Cell Genesys, Inc.*                                         47,600       260,848
Charles River Laboratories International, Inc.*             34,000     1,483,080
Human Genome Sciences, Inc.*                               159,800     2,171,682
Incyte Corporation*                                        255,000     1,198,500
Kosan Biosciences, Inc.*                                   169,100     1,229,357
Novavax, Inc.*                                              99,000       173,250
SciClone Pharmaceuticals, Inc.*                            339,367     1,914,030
Strategic Diagnostics, Inc.*                               206,300       845,830
Vasogen, Inc.*                                             285,925       603,302
ZymoGenetics, Inc.*                                         55,900       922,350
                                                                     -----------
                                                                      10,802,229
                                                                     -----------

BROADCASTING & CABLE TV - 0.1%
WorldSpace, Inc.*                                           20,400       287,436
                                                                     -----------

CASINOS & GAMING - 1.8%
GTECH Holdings Corporation                                 130,000     4,167,800
                                                                     -----------

COMMUNICATIONS EQUIPMENT - 6.8%
ADC Telecommunications, Inc.*                              171,428     3,918,844
Adtran, Inc.                                               136,600     4,302,900
Extreme Networks, Inc.*                                    250,000     1,112,500
Finisar Corporation*                                     1,565,900     2,145,283
Harris Corporation(1)                                       45,000     1,881,000
Symmetricom, Inc.*                                         276,000     2,136,240
                                                                     -----------
                                                                      15,496,767
                                                                     -----------

COMPUTER STORAGE & PERIPHERALS - 1.3%
Mobility Electronics, Inc.*                                127,300     1,357,018
M-Systems Flash Disk Pioneers, Ltd.*                        50,000     1,496,000
                                                                     -----------
                                                                       2,853,018
                                                                     -----------

CONSTRUCTION & ENGINEERING - 3.9%
Insituform Technologies, Inc.*                             152,400     2,634,996
Shaw Group, Inc.*                                          253,700     6,256,242
                                                                     -----------
                                                                       8,891,238
                                                                     -----------

CONSTRUCTION MATERIALS - 1.6%
Headwaters, Inc.*                                          100,000     3,740,000
                                                                     -----------
DATA PROCESSING & OUTSOURCED SERVICES - 1.1%
Hewitt Associates, Inc.*                                    36,000       982,080
Per-Se Technologies, Inc.*                                  74,100     1,530,906
                                                                     -----------
                                                                       2,512,986
                                                                     -----------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 2.1%
ChoicePoint, Inc.*                                          47,000   $ 2,028,990
Equifax, Inc.                                               41,390     1,446,167
Navigant Consulting, Inc.*                                  64,800     1,241,568
                                                                     -----------
                                                                       4,716,725
                                                                     -----------

ELECTRIC UTILITIES - 7.9%
KFx, Inc.*(1)                                            1,050,000    17,976,000
                                                                     -----------

ELECTRICAL COMPONENTS & EQUIPMENT - 7.5%
Electric City Corporation*(3)                            1,068,000       918,480
Millennium Cell, Inc.*                                     141,500       288,660
Plug Power, Inc.*                                          504,000     3,427,200
Power-One, Inc.*                                         1,220,000     6,758,800
Roper Industries, Inc.                                      92,000     3,614,680
UQM Technologies, Inc.*(3)                                 477,816     1,968,602
                                                                     -----------
                                                                      16,976,422
                                                                     -----------

ELECTRONIC EQUIPMENT MANUFACTURERS - 2.9%
Aeroflex, Inc.*                                            180,000     1,684,800
Identix, Inc.*                                              59,400       279,180
Maxwell Technologies, Inc.*(3)                             322,700     4,556,524
                                                                     -----------
                                                                       6,520,504
                                                                     -----------

EXCHANGE TRADED FUNDS - 4.5%
iShares Russell 2000 Growth Index Fund                      42,000     2,889,180
iShares S&P MidCap 400/ Barra Growth Index Fund             66,000     4,769,820
S & P MidCap 400 Depositary Receipts                        20,000     2,617,600
                                                                     -----------
                                                                      10,276,600
                                                                     -----------

GENERAL MERCHANDISE STORES - 1.2%
Fred's, Inc.                                               218,300     2,730,933
                                                                     -----------

HEALTH CARE FACILITIES - 2.3%
LifePoint Hospitals, Inc.*                                  12,900       564,117
U.S. Physical Therapy, Inc.*                                97,000     1,761,520
United Surgical Partners International, Inc.*               75,000     2,933,250
                                                                     -----------
                                                                       5,258,887
                                                                     -----------

HEALTH CARE SERVICES - 1.6%
NDCHealth Corporation(1)                                    59,400     1,123,848
Providence Service Corporation*                             78,900     2,413,551
                                                                     -----------
                                                                       3,537,399
                                                                     -----------

HEALTH CARE SUPPLIES - 0.7%
Orthovita, Inc.*                                           375,000     1,605,000
                                                                     -----------

HOME FURNISHINGS - 0.4%
Kirkland's, Inc.*                                          118,825       904,258
                                                                     -----------

INDUSTRIAL CONGLOMERATES - 0.4%
Hydrogen Corporation, LLC(3)                               233,722       934,886
                                                                     -----------

INDUSTRIAL MACHINERY - 0.3%
Tennant Company                                             17,100       700,758
                                                                     -----------

                                                                        SECURITY
Schedule of Investments                                      MID CAP GROWTH FUND
September 30, 2005

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)

INTERNET SOFTWARE & SERVICES - 0.1%
Corillian Corporation*                                      37,633   $   120,425
                                                                     -----------

IT CONSULTING & OTHER SERVICES - 2.4%
Acxiom Corporation                                         175,000     3,276,000
Keane, Inc.*                                               182,000     2,080,260
                                                                     -----------
                                                                       5,356,260
                                                                     -----------

METAL & GLASS CONTAINERS - 2.0%
Pactiv Corporation*                                        260,000     4,555,200
                                                                     -----------

MOVIES & ENTERTAINMENT - 1.1%
Lions Gate Entertainment Corporation*                      254,000     2,423,160
                                                                     -----------

OIL & GAS DRILLING - 1.7%
Ensco International, Inc.                                   82,300     3,834,357
                                                                     -----------

OIL & GAS EQUIPMENT & SERVICES - 2.2%
BJ Services Company(1)                                      86,000     3,095,140
Superior Energy Services, Inc.*                             80,000     1,847,200
                                                                     -----------
                                                                       4,942,340
                                                                     -----------

OIL & GAS EXPLORATION & PRODUCTION - 7.5%
EOG Resources, Inc.(1)                                      66,000     4,943,400
Pioneer Natural Resources Company                           68,000     3,734,560
Rentech, Inc.*(3)                                        1,850,000     4,680,500
Syntroleum Corporation*                                    254,450     3,704,792
                                                                     -----------
                                                                      17,063,252
                                                                     -----------

OIL & GAS REFINING & MARKETING - 1.6%
Western Gas Resources, Inc.                                 72,900     3,734,667
                                                                     -----------

OIL & GAS STORAGE & TRANSPORTATION - 2.1%
Williams Companies, Inc.                                   190,000     4,759,500
                                                                     -----------

PACKAGED FOODS & MEATS - 1.6%
Hormel Foods Corporation(1)                                108,000     3,562,920
                                                                     -----------

PHARMACEUTICALS - 1.6%
Hollis-Eden Pharmaceuticals, Inc.*                         257,744     1,646,984
Ligand Pharmaceuticals, Inc. (Cl.B)*                       196,900     1,995,877
                                                                     -----------
                                                                       3,642,861
                                                                     -----------

PUBLISHING - 1.9%
E.W. Scripps Company(1)                                     86,000     4,297,420
                                                                     -----------

RAILROADS - 0.5%
Kansas City Southern*                                       47,400     1,104,894
                                                                     -----------

REGIONAL BANKS - 0.9%
Boston Private Financial Holdings, Inc.                     80,000     2,123,200
                                                                     -----------

SEMICONDUCTOR EQUIPMENT - 1.2%
Mindspeed Technologies, Inc.*                            1,150,000     2,771,500
                                                                     -----------

SEMICONDUCTORS - 4.5%
Applied Micro Circuits Corporation*                        750,000     2,250,000
hi/fn, Inc.*                                               152,800       848,040
Intersil Corporation                                       116,000     2,526,480
IXYS Corporation*                                          429,200     4,532,352
                                                                     -----------
                                                                      10,156,872
                                                                     -----------

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                          NUMBER       MARKET
                                                        OF SHARES       VALUE
                                                       ----------   ------------
COMMON STOCKS (CONTINUED)

SPECIALTY STORES - 1.5%
Hibbett Sporting Goods, Inc.*                              75,000   $  1,668,750
Tractor Supply Company*                                    36,000      1,643,400
                                                                    ------------
                                                                       3,312,150
                                                                    ------------

SYSTEMS SOFTWARE - 1.4%
BEA Systems, Inc.*                                        360,000      3,232,800
                                                                    ------------

TRADING COMPANIES & DISTRIBUTORS - 1.9%
MSC Industrial Direct Company, Inc.                       130,000      4,312,100
                                                                    ------------

TRUCKING - 3.6%
J.B. Hunt Transport Services, Inc.                        240,000      4,562,400
Old Dominion Freight Line, Inc.*                          100,000      3,349,000
Universal Truckload Services, Inc.*                        18,300        340,014
                                                                    ------------
                                                                       8,251,414
                                                                    ------------

TOTAL COMMON STOCKS
   (cost $168,012,049)                                               226,019,519
                                                                    ------------

PREFERRED STOCK - 0.2%

ENVIRONMENTAL & FACILITIES SERVICES - 0.2%
ThermoEnergy Corporation PIPES(2, 3, 4)                   745,000        516,285
                                                                    ------------

TOTAL PREFERRED STOCK
   (cost $702,947)                                                       516,285
                                                                    ------------

WARRANTS - 0.2%
Bioject Medical Technologies, Inc.,
   $11.00, 05-23-06                                         5,625             --
Electric City Corporation,
   $0.40, 03-19-09(3)                                     311,500        121,468
Hollis-Eden Pharmaceuticals, Inc.,
   $15.45, 06-19-07                                         8,143          2,317
Orthovita, Inc., $4.00, 06-26-08                           75,000        102,779
Syntroleum Corporation,
   $7.60, 05-26-08                                         14,100        113,787
ThermoEnergy Corporation,
   $1.50, 07-14-08(2, 3, 4)                               745,000        110,037
                                                                    ------------
                                                                         450,388
                                                                    ------------

TOTAL WARRANTS
   (cost $670,177)                                                       450,388
                                                                    ------------

COMMERCIAL PAPER - 0.7%

FINANCIAL - OTHER - 0.7%
Countrywide Financial,
   3.82%, 10-03-05                                     $1,500,000      1,499,675
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (cost $1,499,675)                                                   1,499,675
                                                                    ------------


                                       105               See accompanying notes.

                                                                        SECURITY
Schedule of Investments                                      MID CAP GROWTH FUND
September 30, 2005

                                                        PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ---------   ------------
REPURCHASE AGREEMENT - 0.2%

United Missouri Bank, 3.42%, dated 09-30-05, matures
   10-03-05; repurchase amount of $340,097
   (Collateralized by FHLMC, 4.50%, 04-15-25 with a
   value of $346,800)                                    $340,000   $    340,000
                                                                    ------------

TOTAL REPURCHASE AGREEMENT
   (cost $340,000)                                                       340,000
                                                                    ------------

TOTAL INVESTMENTS - 100.8%
   (cost $171,224,848)                                               228,825,867

LIABILITIES, LESS CASH & OTHER ASSETS - (0.8%)                        (1,704,744)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $227,121,123
                                                                    ============

For federal income tax purposes the identified cost of investments owned at September 30, 2005 was $172,117,387.

*    Non-income producing security

PIPES-Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.

(1)  Security is segregated as collateral for open written option contracts.

(2) Security is restricted. The total market value of restricted securities is $626,322 (cost $894,000), or 0.3% of total net assets. The acquisition date is July 14, 2005.

(3) Security is illiquid. The total market value of illiquid securities is $13,806,782 (cost $13,047,990), or 6.1% of total net assets.

(4) Security is fair valued by the Board of Directors. The total market value is $626,322 (cost $894,000), or 0.3'% of total net assets.

                                                                        SECURITY
                                                             MID CAP GROWTH FUND

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments, at value(1) ........................................   $228,825,867
Cash ............................................................         52,330
Receivables:
   Fund shares sold .............................................        203,656
   Securities sold ..............................................      1,296,049
   Dividends ....................................................         44,279
Prepaid expenses ................................................         21,278
                                                                    ------------
Total assets ....................................................    230,443,459
                                                                    ------------
LIABILITIES:
Payable for:
   Securities purchased .........................................      1,925,297
   Fund shares redeemed .........................................        125,512
   Written options, at value (premiums received, $494,043) ......        793,155
   Management fees ..............................................        137,672
   Custodian fees ...............................................          6,000
   Transfer agent and administration fees .......................         44,356
   Professional fees ............................................         22,749
   12b-1 distribution plan fees .................................        251,494
   Other ........................................................         16,101
                                                                    ------------
Total liabilities ...............................................      3,322,336
                                                                    ------------
NET ASSETS ......................................................   $227,121,123
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $161,371,866
Accumulated undistributed net realized gain on sale of
   investments and options written ..............................      8,447,350
Net unrealized appreciation in value of investments and options
   written ......................................................     57,301,907
                                                                    ------------
Net assets ......................................................   $227,121,123
                                                                    ============
CLASS A:
Capital shares outstanding (unlimited number of shares
   authorized) ..................................................     14,519,896
Net assets ......................................................   $183,675,762
Net asset value and redemption price per share ..................   $      12.65
                                                                    ============
Maximum offering price per share
   (net asset value divided by 94.25%) ..........................   $      13.42
                                                                    ============
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ......................      2,497,282
Net assets ......................................................   $ 27,115,121
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $      10.86
                                                                    ============
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ......................      1,378,833
Net assets ......................................................   $ 16,330,240
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $      11.84
                                                                    ============
(1)Investments, at cost .........................................   $171,224,848

Statement of Operations
For the Year Ended September 30, 2005

INVESTMENT INCOME:
   Dividends ....................................................   $ 1,030,040
   Interest .....................................................       162,301
                                                                    -----------
   Total investment income ......................................     1,192,341
                                                                    -----------
EXPENSES:
   Management fees ..............................................     1,573,215
   Custodian fees ...............................................        18,313
   Transfer agent/maintenance fees ..............................       513,590
   Administration fees ..........................................       191,162
   Directors' fees ..............................................        23,806
   Professional fees ............................................        40,977
   Reports to shareholders ......................................        25,337
   Registration fees ............................................        54,414
   Other expenses ...............................................        15,766
   12b-1 distribution plan fees - Class A .......................       416,925
   12b-1 distribution plan fees - Class B .......................       273,522
   12b-1 distribution plan fees - Class C .......................       156,399
                                                                    -----------
   Total expenses ...............................................     3,303,426
                                                                    -----------
   Net investment loss ..........................................    (2,111,085)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
   Investments ..................................................    12,751,966
   Options written ..............................................       191,195
                                                                    -----------
   Net realized gain ............................................    12,943,161
                                                                    -----------
Net unrealized appreciation (depreciation) during the period on:
   Investments ..................................................    30,757,937
   Options written ..............................................      (385,703)
                                                                    -----------
   Net unrealized appreciation ..................................    30,372,234
                                                                    -----------
   Net gain .....................................................    43,315,395
                                                                    -----------
   Net increase in net assets resulting from operations .........   $41,204,310
                                                                    ===========


                                       107               See accompanying notes.

                                                                        SECURITY
Statement of Changes in Net Assets                           MID CAP GROWTH FUND

                                                     YEAR ENDED      YEAR ENDED
                                                   SEPTEMBER 30,   SEPTEMBER 30,
                                                        2005            2004
                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS:
   Net investment loss .........................   $ (2,111,085)   $ (2,662,895)
   Net realized gain during the period on
      investments and options written ..........     12,943,161      15,609,370
   Net unrealized appreciation (depreciation)
      during the period on investments and
      options written ..........................     30,372,234      (2,850,662)
                                                   ------------    ------------
   Net increase in net assets resulting from
      operations ...............................     41,204,310      10,095,813
                                                   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain
      Class A ..................................     (9,955,799)     (5,436,898)
      Class B ..................................     (2,023,316)     (1,171,101)
      Class C ..................................     (1,044,883)       (553,046)
                                                   ------------    ------------
   Total distributions to shareholders .........    (13,023,998)     (7,161,045)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ..................................     39,688,683      56,721,885
      Class B ..................................      4,639,146       7,305,168
      Class C ..................................      3,851,285       6,528,566
   Distributions reinvested
      Class A ..................................      9,564,132       5,189,647
      Class B ..................................      1,981,156       1,150,087
      Class C ..................................        955,741         519,780
   Issuance of shares in connection with
      Technology Series merger (Note 9)
      Class A ..................................             --       7,786,451
      Class B ..................................             --       1,764,789
      Class C ..................................             --       2,411,529
   Cost of shares redeemed
      Class A ..................................    (38,532,269)    (56,580,537)
      Class B ..................................     (9,060,461)    (10,368,864)
      Class C ..................................     (5,198,188)     (6,258,847)
                                                   ------------    ------------
   Net increase from capital share
      transactions .............................      7,889,225      16,169,654
                                                   ------------    ------------
   Net increase in net assets ..................     36,069,537      19,104,422
                                                   ------------    ------------
NET ASSETS:
   Beginning of period .........................    191,051,586     171,947,164
                                                   ------------    ------------
   End of period ...............................   $227,121,123    $191,051,586
                                                   ============    ============
   Undistributed net investment income at
      end of period ............................   $         --    $         --
                                                   ============    ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ..................................      3,433,535       4,917,993
      Class B ..................................        459,016         723,937
      Class C ..................................        352,361         615,289
   Shares reinvested
      Class A ..................................        797,012         458,045
      Class B ..................................        191,231         115,703
      Class C ..................................         84,579          48,173
   Shares issued in connection with Technology
      Series merger
      Class A ..................................             --         694,178
      Class B ..................................             --         177,910
      Class C ..................................             --         225,079
   Shares redeemed
      Class A ..................................     (3,301,939)     (4,857,485)
      Class B ..................................       (917,791)     (1,016,474)
      Class C ..................................       (473,376)       (563,683)


                                       108               See accompanying notes.

                                                                        SECURITY
Financial Highlights                                         MID CAP GROWTH FUND

Selected data for each share of capital stock outstanding throughout each period

                                                                                                   YEAR ENDED
                                                                                                SEPTEMBER 30,
                                                          ---------------------------------------------------
CLASS A                                                     2005      2004(G)     2003     2002(F)     2001
-------                                                   --------   --------   --------   -------   --------
PER SHARE DATA
Net asset value, beginning of period                      $  11.02   $  10.84   $   7.03   $  8.48   $  15.28
                                                          --------   --------   --------   -------   --------
Income (loss) from investment operations:
Net investment income (loss)(c)                              (0.10)     (0.13)     (0.10)    (0.09)     (0.07)
Net gain (loss) on securities (realized and unrealized)       2.46       0.71       3.91     (1.30)     (5.38)
                                                          --------   --------   --------   -------   --------
Total from investment operations                              2.36       0.58       3.81     (1.39)     (5.45)
                                                          --------   --------   --------   -------   --------
Less distributions:
Dividends from net investment income                            --         --         --        --         --
Distributions from realized gains                            (0.73)     (0.40)        --     (0.06)     (1.35)
                                                          --------   --------   --------   -------   --------
Total distributions                                          (0.73)     (0.40)        --     (0.06)     (1.35)
                                                          --------   --------   --------   -------   --------
Net asset value, end of period                            $  12.65   $  11.02   $  10.84   $  7.03   $   8.48
                                                          ========   ========   ========   =======   ========
TOTAL RETURN(A)                                              21.76%      5.23%     54.20%   (16.64%)   (38.19%)
                                                          --------   --------   --------   -------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $183,676   $149,715   $134,208   $90,948   $131,498
                                                          --------   --------   --------   -------   --------
Ratios to average net assets:
Net investment income (loss)                                 (0.85%)    (1.11%)    (1.14%)   (0.92%)    (0.64%)
Total expenses(b)                                             1.42%      1.41%      1.41%     1.20%      1.09%
Net expenses(d)                                               1.42%      1.41%      1.41%     1.20%      1.09%
                                                          --------   --------   --------   -------   --------
Portfolio turnover rate                                         31%        50%        57%       47%        48%

                                                                                               YEAR ENDED
                                                                                            SEPTEMBER 30,
                                                          -----------------------------------------------
CLASS B                                                     2005    2004(G)     2003    2002(F)     2001
-------                                                   -------   -------   -------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $  9.61   $  9.57   $  6.26   $  7.62   $ 14.02
                                                          -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                             (0.16)    (0.19)    (0.15)    (0.16)    (0.17)
Net gain (loss) on securities (realized and unrealized)      2.14      0.63      3.46     (1.14)    (4.88)
                                                          -------   -------   -------   -------   -------
Total from investment operations                             1.98      0.44      3.31     (1.30)    (5.05)
                                                          -------   -------   -------   -------   -------
Less distributions:
Dividends from net investment income                           --        --        --        --        --
Distributions from realized gains                           (0.73)    (0.40)       --     (0.06)    (1.35)
                                                          -------   -------   -------   -------   -------
Total distributions                                         (0.73)    (0.40)       --     (0.06)    (1.35)
                                                          -------   -------   -------   -------   -------
Net asset value, end of period                            $ 10.86   $  9.61   $  9.57   $  6.26   $  7.62
                                                          =======   =======   =======   =======   =======
TOTAL RETURN(A)                                             20.95%     4.44%    52.88%   (17.35%)  (38.83%)
                                                          -------   -------   -------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $27,115   $26,578   $26,459   $17,502   $28,580
                                                          -------   -------   -------   -------   -------
Ratios to average net assets:
Net investment income (loss)                                (1.61%)   (1.86%)   (1.89%)   (1.84%)   (1.64%)
Total expenses(b)                                            2.17%     2.16%     2.16%     2.11%     2.09%
Net expenses(d)                                              2.17%     2.16%     2.16%     2.11%     2.09%
                                                          -------   -------   -------   -------   -------
Portfolio turnover rate                                        31%       50%       57%       47%       48%


                                       109               See accompanying notes.

                                                                        SECURITY
Financial Highlights                                         MID CAP GROWTH FUND

Selected data for each share of capital stock outstanding throughout each period

                                                                                                YEAR ENDED
                                                                                             SEPTEMBER 30,
                                                          ------------------------------------------------
CLASS C                                                     2005     2004(G)     2003    2002(F)     2001
-------                                                   -------   --------   -------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $ 10.43    $ 10.34   $  6.76   $  8.22   $ 14.99
                                                          -------    -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(c)                             (0.18)     (0.21)    (0.16)    (0.16)    (0.18)
Net gain (loss) on securities (realized and unrealized)      2.32       0.70      3.74     (1.24)    (5.24)
                                                          -------    -------   -------   -------   -------
Total from investment operations                             2.14       0.49      3.58     (1.40)    (5.42)
                                                          -------    -------   -------   -------   -------
Less distributions:
Dividends from net investment income                           --         --        --        --        --
Distributions from realized gains                           (0.73)     (0.40)       --     (0.06)    (1.35)
                                                          -------    -------   -------   -------   -------
Total distributions                                         (0.73)     (0.40)       --     (0.06)    (1.35)
                                                          -------    -------   -------   -------   -------
Net asset value, end of period                            $ 11.84    $ 10.43   $ 10.34   $  6.76   $  8.22
                                                          =======    =======   =======   =======   =======
TOTAL RETURN(A)                                             20.83%      4.59%    52.96%   (17.30%)  (38.78%)
                                                          -------    -------   -------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $16,330    $14,759   $11,279   $ 5,883   $ 4,194
                                                          -------    -------   -------   -------   -------
Ratios to average net assets:
Net investment income (loss)                                (1.60%)    (1.86%)   (1.89%)   (1.85%)   (1.66%)
Total expenses(b)                                            2.17%      2.16%     2.16%     2.12%     2.09%
Net expenses(d)                                              2.17%      2.16%     2.16%     2.12%     2.09%
                                                          -------    -------   -------   -------   -------
Portfolio turnover rate                                        31%        50%       57%       47%       48%

(a) Total return information does not reflect deduction of any salescharges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(f) Effective May 1, 2002 the fee structure for Security Mid Cap Growth Fund changed. Per share information reflects this change.

(g) The financial highlights for the Mid Cap Growth Fund exclude the historical financial highlights of the Technology Series Class A, B and C shares. The assets of the Technology Series were acquired by the Mid Cap Growth Fund on October 3, 2003.


                                       110               See accompanying notes.

Notes to Financial Statements
September 30, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

     Security Large Cap Value, Equity and Mid Cap Growth Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. The Equity Fund accounts for the assets of each Series separately. Class "A" shares are generally sold with a sales charge at the time of purchase. Class "A" shares are not subject to a sales charge when they are redeemed, except for purchases of $1 million or more. Class "A" shares sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class "B" shares are offered without a front-end sales charge but incur additional class-specific expenses. Class B shares are typically subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class "C" shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

     A. SECURITY VALUATION - Valuations of the Funds' or Series' securities are supplied by pricing services approved by the Board of Directors. The Funds' officers, under the general super vision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Funds or Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. In the event that no sale occurred on the valuation date, the bid price for the security will be used. Where the security is listed on more than one exchange, the Funds or Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' or Series' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a fund's or series' portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the fund's or series' NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Funds or Series generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. If a "significant event" has occured the Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS(R). In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by IDC's Fair Value Information Service in valuing such securities.

     Investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds or Series. Foreign investments may also subject the Series/Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' or Series' policy that their custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     C. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds or Series are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds or Series do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are

Notes to Financial Statements
September 30, 2005

included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series of the Security Equity Fund may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     E. FUTURES - The Funds or Series may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Funds or Series, may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds or Series, may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds or Series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. Variation margin is paid or received in cash daily by the Funds or Series. The Funds or Series realize a gain or loss when the contract is closed or expires.

     F. OPTIONS PURCHASED AND WRITTEN - The Funds or Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to hedge the Funds' or Series' portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund or Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated or exercised, at which time realized gains and losses are recognized.

     G. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) is recorded on the ex-dividend date. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

     H. EXPENSES - Expenses that are directly related to one of the Funds or Series are charged directly to that Fund or Series. Other operating expenses are allocated to the Funds or Series on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund or Series are allocated to each respective class in proportion to the relative net assets of each class.

     I. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

     J. TAXES - The Fund or Series intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     K. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds or Series may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

     L. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and

Notes to Financial Statements
September 30, 2005

assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     M. SHORT SALES - Certain Funds or Series may make short sales "against the box," in which the Fund or Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds' or Series' net assets be in deposits on short sales against the box. Funds or Series may also make short sales that are not against the box. In a short sale that is not against the box, a Fund or Series sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund or Series must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund or Series must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund or Series is said to have a "short position" in securities sold until it delivers them to the broker. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. As of September 30, 2005, none of the Funds or Series had open short sales positions.

     N. INDEMNIFICATIONS - Under the Funds' or Series' organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds or Series. In addition, in the normal course of business, the Funds or Series enter into contracts that provide general indemnification to other parties. The Funds' or Series' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds or Series that have not yet occurred, and may not occur. However, the Funds or Series have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC or Investment Manager) as indicated below. SMC has voluntarily agreed to waive a portion of the management fee for selected Funds or Series, as indicated. Waivers may be terminated at any time.

                                                   MANAGEMENT
                                  MANAGEMENT       FEE WAIVERS
                                 FEES (AS A %      (AS A % OF
                                OF NET ASSETS)   OF NET ASSETS)
                                --------------   --------------
Security Equity Fund:
   Alpha Opportunity Series*       2.08%(1)           N/A
   Enhanced Index Series           0.75%             0.25%
   Equity Series                   0.75%              N/A
   Global Series                   1.00%              N/A
   Large Cap Growth Series         1.00%             0.25%
   Mid Cap Value Series            0.86%(2)           N/A
   Select 25(R) Series             0.75%              N/A
   Small Cap Growth Series         1.00%              N/A
   Social Awareness Series         1.00%             0.25%
Security Large Cap Value Fund      0.65%(3)           N/A
Security Mid Cap Growth Fund       0.75%              N/A

* Alpha Opportunity Series' management fee is a "fulcrum-type" performance fee that varies on a monthly basis depending on the Series' investment performance (calculated by reference to its Class A shares) against the investment record of the S&P 500 Index over a rolling twelve months period. Please see discussion below.

(1) SMC receives a management fee from the Alpha Opportunity Series that consists of two components. The first component is an annual base fee equal to 2.00% of Alpha Opportunity Series average daily net assets. The second component is a base fee adjustment that either increases or decreases the base fee, depending on how Alpha Opportunity Series (calculated by reference to its Class A shares) performed relative to the S&P 500 Index over the prior 12-month period (the "Measuring Period"). SMC will receive the base fee of 2.00% without adjustment if the performance of Alpha Opportunity Series (calculated by reference to its Class A shares) matches the performance of the S&P 500 Index. The maximum base fee adjustment at each calculation period is 0.75% up or down in the event that Alpha Opportunity Series outperforms or underperforms the S&P 500 Index by 15% or more. SMC calculates the base fee adjustment each month based upon Alpha Opportunity Series' performance relative to the S&P 500 Index during the Measuring Period ending on the last day of the month. If Alpha Opportunity Series outperforms the S&P 500 Index over the Measuring Period, the base fee is adjusted upward. The upward adjustment is equal to the amount by which Alpha Opportunity Series' performance exceeds that of the S&P 500 Index divided by 15 and multiplied by the average daily net assets of Alpha Opportunity Series during the Measuring Period to determine the base fee adjustment for the month. If Alpha Opportunity Series underperforms the Index, the base fee is adjusted downward on the same basis. SMC will determine the dollar amount of any performance adjustment each month by multiplying the adjustment percentage by the average daily net assets of the Alpha Opportunity Series during the Measuring Period and dividing that number by the number of days in the Measuring

Notes to Financial Statements
September 30, 2005

Period and then multiplying that amount by the number of days in the current month.

(2) Management fees are payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, plus an additional annual rate of 0.75% of the average daily net assets of the Series in excess of $200 million.

(3) Prior to June 30, 2005, management fees were payable to SMC at an annual rate of 0.75% of the average daily net assets. Effective June 30, 2005, management fees were payable at an annual rate of 0.65% of the average daily net assets.

     SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting, compliance and pricing functions for each Fund or Series. For these services, the Investment Manager receives the following:

                                  ADMINISTRATIVE FEES
                                (AS A % OF NET ASSETS)*
                                -----------------------
Security Equity Fund:
   Alpha Opportunity Series              0.145%
   Enhanced Index Series                  0.09%
   Equity Series                          0.09%
   Global Series                  0.045% + greater of
                                    0.10% or $60,000
   Large Cap Growth Series                0.09%
   Mid Cap Value Series                   0.09%
   Select 25 Series                       0.09%
   Small Cap Growth Series                0.09%
   Social Awareness Series                0.09%
Security Large Cap Value Fund             0.09%
Security Mid Cap Growth Fund              0.09%

* The minimum annual charge for administrative fees is $25,000 for each Series or Fund. The Fund or Series may also be charged for various out of pocket charges.

     SMC is paid the following for providing transfer agent services to the
Funds:

Annual per account charge       $5.00 - $8.00
Transaction fee                 $0.60 - $1.10
Annual minimum charge
   (per Series or Fund)            $25,000
Certain out-of-pocket charges       Varies

     For the period from October 1, 2004 through June 29, 2005, SMC paid the Dreyfus Corporation an annual fee equal to .15% (which reflects waiver of .10%) of the average daily closing value of the combined net assets of Security Large Cap Value Fund and another fund managed by SMC, Series B of SBL Fund, computed on a daily basis. Beginning June 30, 2005, SMC furnished investment advisory services to Security Large Cap Value Fund.

     SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global Series and another fund managed by SMC, Series D of SBL Fund, computed on a daily basis as follows:

COMBINED AVERAGE DAILY NET ASSETS                        ANNUAL FEES
---------------------------------                        -----------
$0 to $300 Million ...................................       .35%
$300 Million to $750 Million..........................       .30%
$750 Million or more..................................       .25%

     SMC pays RS Investments an annual fee equal to a percentage of the average daily closing value of the combined net assets of Small Cap Growth Series and another fund managed by SMC, Series X of SBL Fund, computed on a daily basis as follows:

COMBINED AVERAGE DAILY NET ASSETS                         ANNUAL FEES
---------------------------------                         -----------
$0 to $100 Million.....................................       .55%
$100 Million to $400 Million...........................       .50%
Over $400 Million......................................       .45%

     SMC pays Northern Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Series and Series H of SBL Fund, computed on a daily basis as follows:

COMBINED AVERAGE DAILY NET ASSETS                        ANNUAL FEES
---------------------------------                        -----------
$0 to $100 Million ...................................       .20%
$100 Million to $300 Million..........................       .15%
$300 Million or more..................................       .13%

     SMC pays Mainstream Investment Advisers, LLC an annual fee equal to 2.50% of that portion of the Alpha Opportunity Series' assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Alpha Opportunity Series' assets performed relative to the S&P 500 Index. The pro rata adjustment will be determined based upon the investment performance of that portion of Alpha Opportunity Series' assets managed by Mainstream relative to the investment record of the S&P 500 Index. The amount of any upward adjustment in the Base Fee will be equal to 1.50% (a) multiplied by the number of percentage points by which the investment performance of the Alpha Opportunity Series assets managed by Mainstream exceeds the investment record of the S&P 500 Index (b) divided by .30, up to a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees (assuming the Series' average daily net assets remain constant during the period).

     During its first 12 months of operations, the Investment Manager paid Mainstream the base fee of 2.50% without any adjustment for performance. Performance adjustments began on August 1, 2004 based upon the performance during the 12 months ended July 1, 2004 of that portion of Alpha Opportunity Series assets managed by Mainstream. Thereafter, the Investment Manager calculates the performance adjustment at the end of each calendar month based upon the investment performance of the assets managed by Mainstream during the twelve-month period ending on the last day of the prior month compared to the investment record of the S&P 500 Index during the same period.

     The Alpha Opportunity Series assets are reallocated between Mainstream and the Investment Manager on a monthly basis to approximately 60% and 40%, respectively.

     SMC has agreed to limit the total expenses for each class of the Enhanced Index and Select 25 Series to 1.75%, and Social Awareness, Mid Cap Value, Small Cap Growth and Large Cap Growth Series to 2.00%, exclusive of interest, taxes,

Notes to Financial Statements
September 30, 2005

extraordinary expenses, brokerage fees and commissions and 12b-1 fees for the aforementioned Series. SMC has agreed to limit the total expenses excluding management and 12b-1 fees of Alpha Opportunity to 0.50%. The expense limits other than those for Enhanced Index and Select 25 Series are voluntary limits that may be terminated at any time without notice to shareholders.

     The Funds have adopted Distribution Plans related to the offering of Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's or Series' Class B, Class C shares, and 0.25% of the average daily net assets of each Fund's or Series' Class A shares. Effective August 25, 2005, Global Series ceased accruing 12b-1 fees on Class B shares in accordance with the NASD sales cap regulations.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Corporation and the distributor of the Funds or Series, received net underwriting commissions on sales of Class A shares after allowances to brokers and dealers as follows:

                                     SDI
                                UNDERWRITING
                                 COMMISSIONS
                                ------------
Security Equity Fund:
   Alpha Opportunity Series       $ 28,839
   Enhanced Index Series             1,131
   Equity Series                    38,893
   Global Series                    95,682
   Large Cap Growth Series           5,818
   Mid Cap Value Series            326,109
   Select 25(R) Series               3,525
   Small Cap Growth Series          14,808
   Social Awareness Series           6,511
Security Large Cap Value Fund        8,100
Security Mid Cap Growth Fund        61,326

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its affiliates, which include SMC and SDI.

     At September 30, 2005, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds or Series, as follows:

                                PERCENT OF OUTSTANDING
FUND OR SERIES                       SHARES OWNED
--------------                  ----------------------
Security Equity Fund:
   Alpha Opportunity Series             39.09%
   Enhanced Index Series                21.45%
   Equity Series                        13.88%
   Global Series                         8.96%
   Large Cap Growth Series              40.09%
   Select 25(R) Series                   9.88%
   Small Cap Growth Series              20.19%
   Social Awareness Series               9.50%
Security Large Cap Value Fund           28.17%
Security Mid Cap Growth Fund             7.91%

3. UNREALIZED APPRECIATION/DEPRECIATION

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at September 30, 2005, were as follows:

                                    GROSS           GROSS       NET UNREALIZED
                                 UNREALIZED      UNREALIZED      APPRECIATION
                                APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                ------------   --------------   --------------
Security Equity Fund:
   Alpha Opportunity Series     $    326,118    $   (147,498)    $    178,620
   Enhanced Index Series             981,682        (429,551)         552,131
   Equity Series                  96,894,348     (14,086,313)      82,808,035
   Global Series                  40,286,272      (1,862,183)      38,424,089
   Large Cap Growth Series         1,244,415        (382,524)         861,891
   Mid Cap Value Series          165,169,079     (17,679,605)     147,489,474
   Select 25(R) Series             5,663,295        (936,785)       4,726,510
   Small Cap Growth Series         7,149,321        (624,234)       6,525,087
   Social Awareness Series         2,188,850      (2,232,093)         (43,243)
Security Large Cap Value Fund      6,276,358      (1,370,903)       4,905,455
Security Mid Cap Growth Fund      70,733,333     (14,024,854)      56,708,479

4. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended September 30, 2005, (excluding all short-term investments) were as follows:

                                                 PROCEEDS
                                  PURCHASES     FROM SALES
                                ------------   ------------
Security Equity Fund:
   Alpha Opportunity Series     $181,102,422   $173,451,928
   Enhanced Index Series          15,996,510     18,427,437
   Equity Series                 136,254,330    193,223,490
   Global Series                  45,216,191     46,348,800
   Large Cap Growth Series         8,100,757     13,080,229
   Mid Cap Value Series          205,598,582     83,611,650
   Select 25(R) Series             2,736,981      7,504,937
   Small Cap Growth Series        44,586,400     49,669,709
   Social Awareness Series         6,695,730      7,803,708
Security Large Cap Value Fund     60,506,644     69,630,058
Security Mid Cap Growth Fund      63,126,974     69,677,320

5. OPEN FUTURES CONTRACTS

     Open futures contracts for Alpha Opportunity Series and Enhanced Index Series as of September 30, 2005, were as follows:

                           ALPHA OPPORTUNITY SERIES    ENHANCED INDEX SERIES
                             S&P 500 Index Futures    S&P 500 E-Mini Futures
                           ------------------------   ----------------------
POSITION                             Long                      Long
NUMBER OF CONTRACTS                   34                         6
EXPIRATION DATE                   12-16-2005                12-16-2005
CONTRACT AMOUNT                   $10,434,821                $370,726
MARKET VALUE                      $10,491,550                $370,275
UNREALIZED GAIN (LOSS)              $56,729                   $(451)

Notes to Financial Statements
September 30, 2005

6. OPTIONS WRITTEN

     The following options written were outstanding for Equity Series at September 30, 2005:

EQUITY SERIES CALL OPTIONS WRITTEN OUTSTANDING

                                   EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                          DATE        PRICE    CONTRACTS     VALUE
------------                       ----------   --------   ---------   --------
Anadarko Petroleum Corporation      10-21-05     $95.00        625     $193,750
Target Corporation                  10-21-05      55.00        569       11,380
                                                             -----     --------
Total call options outstanding
   (premiums received, $240,933)                             1,194     $205,130
                                                             =====     ========

Transactions in options written for Equity Series for the year ended September 30, 2005, were as follows:

EQUITY SERIES CALL OPTIONS WRITTEN

                                NUMBER OF    PREMIUM
                                CONTRACTS    AMOUNT
                                ---------   --------
Balance at September 30, 2004        --     $     --
Opened                            1,194      240,933
                                  -----     --------
Balance at September 30, 2005     1,194     $240,933
                                  =====     ========

     The following options written were outstanding for Mid Cap Value Series at September 30, 2005:

MID CAP VALUE SERIES CALL OPTIONS WRITTEN OUTSTANDING

                                     EXPIRATION   EXERCISE   NUMBER OF     MARKET
COMMON STOCK                            DATE        PRICE    CONTRACTS      VALUE
------------                         ----------   --------   ---------   ----------
Cinergy Corporation                   01-20-06     $45.00        835     $   87,675
Hollis-Eden Pharmaceuticals, Inc.     12-16-05      12.50        947          4,735
Inco Ltd.                             10-21-05      40.00        600        450,000
Inco Ltd.                             01-20-06      45.00        600        282,000
Mastec, Inc.                          01-20-06      12.50      1,440         64,800
Nabors Industries, Ltd.               12-16-05      65.00        530        503,500
NDCHealth Corporation                 02-17-06      20.00        102          1,020
Usec, Inc.                            10-21-05      17.50      1,450         14,500
                                                               -----     ----------
Total call options outstanding
   (premiums received, $1,134,237)                             6,504     $1,408,230
                                                               =====     ==========

MID CAP VALUE SERIES PUT OPTIONS WRITTEN OUTSTANDING

                                   EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                          DATE        PRICE    CONTRACTS     VALUE
------------                       ----------   --------   ---------   --------
Frontline, Ltd.                     11-18-05     $35.00        507     $  7,605
Phelps Dodge Corporation            10-21-05      85.00        310        1,550
Power-One, Inc.                     10-21-05       5.00      1,153       11,530
Usec, Inc.                          01-20-06      10.00      2,096      115,280
                                                             -----     --------
Total put options outstanding
   (premiums received, $523,507)                             4,066     $135,965
                                                             =====     ========

Transactions in options written for Mid Cap Value Series for the year ended September 30, 2005, were as follows:

MID CAP VALUE SERIES CALL OPTIONS WRITTEN

                                NUMBER OF     PREMIUM
                                CONTRACTS      AMOUNT
                                ---------   -----------
Balance at September 30, 2004       250     $   144,246
Opened                           14,785       2,776,164
Bought Back                        (192)       (110,781)
Expired                          (6,022)     (1,072,671)
Exercised                        (2,317)       (602,721)
                                 ------     -----------
Balance at September 30, 2005     6,504     $ 1,134,237
                                 ======     ===========

MID CAP VALUE SERIES PUT OPTIONS WRITTEN

                                NUMBER OF    PREMIUM
                                CONTRACTS     AMOUNT
                                ---------   ---------
Balance at September 30, 2004     2,015     $ 219,161
Opened                           11,126       929,607
Expired                          (6,656)     (429,401)
Exercised                        (2,419)     (195,860)
                                 ------     ---------
Balance at September 30, 2005     4,066     $ 523,507
                                 ======     =========

     The following options written were outstanding for Security Large Cap Value Fund at September 30, 2005:

SECURITY LARGE CAP VALUE FUND
CALL OPTIONS WRITTEN OUTSTANDING

                                  EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                         DATE        PRICE    CONTRACTS    VALUE
------------                      ----------   --------   ---------   -------
Edison International               10-21-05     $47.50       264      $19,800
                                                             ---      -------
Total call options outstanding
   (premiums received, $23,375)                              264      $19,800
                                                             ===      =======

Transactions in options written for Security Large Cap Value Fund for the year ended September 30, 2005 were as follows:

SECURITY LARGE CAP VALUE FUND CALL OPTIONS WRITTEN

                                NUMBER OF   PREMIUM
                                CONTRACTS    AMOUNT
                                ---------   -------
Balance at September 30, 2004       --      $    --
Opened                             264       23,375
                                   ---       ------
Balance at September 30, 2005      264      $23,375
                                   ===      =======

     The following options written were outstanding for Security Mid Cap Growth Fund at September 30, 2005:

SECURITY MID CAP GROWTH FUND
CALL OPTIONS WRITTEN OUTSTANDING

                                   EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                          DATE        PRICE    CONTRACTS     VALUE
------------                       ----------   --------   ---------   --------
BJ Services Company                 01-20-06     $30.00        400     $284,000
EOG Resources, Inc.                 10-21-05      65.00        260      262,600
Harris Corporation                  11-18-05      37.50        450      202,500
KFx, Inc.                           12-16-05      20.00        349       36,645
NDCHealth Corporation               02-17-06      20.00         96          960
                                                             -----     --------
Total call options outstanding
   (premiums received, $412,720)                             1,555     $786,705
                                                             =====     ========

Notes to Financial Statements
September 30, 2005

6.   OPTIONS WRITTEN (CONTINUED)

SECURITY MID CAP GROWTH FUND
PUT OPTIONS WRITTEN OUTSTANDING

                                  EXPIRATION   EXERCISE   NUMBER OF   MARKET
COMMON STOCK                         DATE        PRICE    CONTRACTS    VALUE
------------                      ----------   --------   ---------   ------
Cell Genesys, Inc.                 10-21-05     $ 5.00      1,206     $6,030
Kansas City Southern               12-16-05      20.00         21        420
                                                            -----     ------
Total put options outstanding
   (premiums received, $81,323)                             1,227     $6,450
                                                            =====     ======

Transactions in options written for Security Mid Cap Growth Fund for the year ended September 30, 2005, were as follows:

SECURITY MID CAP GROWTH FUND CALL OPTIONS WRITTEN

                                NUMBER OF     PREMIUM
                                CONTRACTS      AMOUNT
                                ---------   ----------
Balance at September 30, 2004     1,058     $ 217,053
Opened                            4,397       863,617
Expired                            (890)     (159,906)
Exercised                        (3,010)     (508,044)
                                 ------     ---------
Balance at September 30, 2005     1,555     $ 412,720
                                 ======     =========

SECURITY MID CAP GROWTH FUND PUT OPTIONS WRITTEN

                                NUMBER OF     PREMIUM
                                CONTRACTS     AMOUNT
                                ---------   ----------
Balance at September 30, 2004     2,789     $ 248,993
Opened                            2,047       177,259
Expired                            (500)      (31,289)
Exercised                        (3,109)     (313,640)
                                 ------     ---------
Balance at September 30, 2005     1,227     $  81,323
                                 ======     =========

Notes to Financial Statements
September 30, 2005

7.   FEDERAL TAX MATTERS

     The tax character of distributions paid during the fiscal years ended September 30, 2005 and 2004, was the same as that reported in the Statement of Changes in Net Assets, except as follows:

                            ORDINARY     CAPITAL
                             INCOME       GAIN        TOTAL
                           ----------   --------   ----------
2005
Alpha Opportunity Series   $1,099,071   $186,310   $1,285,381

2004
Alpha Opportunity Series      341,942     80,496      422,438
Equity Series                 607,081     77,431      684,512

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

As of September 30, 2005 the components of distributable earnings on a tax basis were:

                                UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED
                                   ORDINARY       LONG-TERM      CAPITAL AND      APPRECIATION     DISTRIBUTABLE
                                    INCOME           GAIN       OTHER LOSSES*   (DEPRECIATION)**      EARNINGS
                                -------------   -------------   -------------   ----------------   -------------
Security Equity Fund:
   Alpha Opportunity Series       $1,709,969     $   310,649    $         --      $    178,620     $  2,199,238
   Enhanced Index Series              33,715              --      (4,110,950)          552,130       (3,525,105)
   Equity Series                   2,106,508       4,630,774              --        82,843,838       89,581,120
   Global Series                          --              --      (4,564,594)       38,425,318       33,860,724
   Large Cap Growth Series                --              --      (2,312,370)          861,891       (1,450,479)
   Mid Cap Value Series                   --      26,848,438              --       147,603,023      174,451,461
   Select 25 Series                       --              --     (11,459,603)        4,726,510       (6,733,093)
   Small Cap Growth Series                --              --      (3,925,468)        6,525,087        2,599,619
   Social Awareness Series                --              --      (1,551,431)          (43,243)      (1,594,674)
Security Large Cap Value Fund        226,795              --      (7,782,370)        4,909,030       (2,646,545)
Security Mid Cap Growth Fund              --      12,192,009      (2,852,119)       56,409,367       65,749,257

* Certain Funds had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes.

** The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies and bond discount accretion.

     As of September 30, 2005, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains and post-October losses that are deferred to the first day of the next fiscal year are as follows:

NOTES TO FINANCIAL STATEMENTS
September 30, 2005

                               CAPITAL LOSS                DEFERRED POST-
                                CARRY OVERS   EXPIRES IN    OCTOBER LOSSES
                               ------------   ----------   ---------------
Security Equity Fund:
   Enhanced Index Series         $   58,582      2010          $    --
                                  1,591,954      2011
                                  2,460,414      2012
                                 ----------
                                  4,110,950

   Global Series                  1,094,503      2009           67,499
                                    908,640      2010
                                     96,592      2011
                                  2,397,360      2012
                                 ----------
                                  4,497,095

   Large Cap Growth Series          268,343      2010               --
                                  1,736,216      2011
                                    307,811      2012
                                 ----------
                                  2,312,370

Select 25(R) Series               2,083,530      2009               --
                                  3,363,943      2010
                                  2,960,418      2011
                                  3,051,712      2012
                                 ----------
                                 11,459,603

   SmallCap Growth Series         3,925,468      2010               --

   Social Awareness Series          309,787      2009           52,255
                                    132,011      2010
                                  1,018,739      2011
                                     38,639      2012
                                 ----------
                                  1,499,176

Security Large Cap Value Fund     7,782,370      2011               --

Security Mid Cap Growth Fund      2,268,140      2009               --
                                    567,035      2010
                                     16,944      2011
                                 ----------
                                  2,852,119

     The Security Equity Fund - Global Series obtained approximately $2,885,458 of capital losses (included above) from its merger with Security Equity Fund - International Series (see Note 8), which may be applied against realized net taxable capital gains in future years or until September 30, 2010, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

     Security Mid Cap Growth fund obtained approximately $3,419,154 of capital losses (included above) from its merger with Security Equity Fund - Technology Series (see Note 9), which may be applied against realized net taxable capital gains in future years or until September 30, 2011, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the "mark-to-market" of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

     On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences:

                                 ACCUMULATED    UNDISTRIBUTED
                                NET REALIZED   NET INVESTMENT
                                 GAIN/(LOSS)       INCOME        PAID-IN-CAPITAL
                                ------------   --------------   ---------------
Security Equity Fund:
   Alpha Opportunity Series      $(252,761)      $  252,761       $        --
   Global Series                     6,732            8,928           (15,660)
   Large Cap Growth Series              --          152,601          (152,601)
   Mid Cap Value Series           (885,138)       1,019,140          (134,002)
   Select 25(R) Series                  --          265,585          (265,585)
   Small Cap Growth Series              --          703,494          (703,494)
   Social Awareness Series              --           10,128           (10,128)
Security Large Cap Value Fund       54,589          (56,233)            1,644
Security Mid Cap Growth FUnd            --        2,111,085        (2,111,085)

8.   ACQUISITION OF SECURITY EQUITY FUND - INTERNATIONAL SERIES

     Pursuant to a plan of reorganization approved by Security Equity Fund International Series shareholders, Security Equity Fund Global Series acquired all the net assets of International Series, which totalled $9,345,535 on the closing date of the reorganization, October 3, 2003. In exchange for the assets of International Series 793,162 shares of Global Series were distributed to International shareholders of record as of immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. International Series net assets included $432,828 of unrealized appreciation, $3,042 of accumulated net investment income and $3,019,816 of accumulated realized loss on sale of investments. The aggregate net assets of Global Series immediately before the acquisition totalled $68,353,149. Following the acquisition, the combined net assets of Global Series totalled $77,698,684.

9.   ACQUISITION OF SECURITY EQUITY FUND-TECHNOLOGY SERIES

     Pursuant to a plan of reorganization approved by Security Equity Fund Technology Series shareholders, Security Mid Cap Growth Fund acquired all the net assets of Technology Series, which totalled $11,962,769 on the closing date of the reorganization October 3, 2003. In exchange for the assets of Technology Series 1,097,167 shares of Mid Cap Growth Fund were distributed to Technology shareholders of record as of immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Technology Series net assets included $1,703,882 of unrealized appreciation, $3,694 of accumulated net investment loss and $7,442,356 of accumulated realized loss on sale of investments. The aggregate net assets of Mid Cap Growth Fund immediately before the acquisition totalled $178,458,228. Following the acquisition, the combined net assets of Mid Cap Growth Fund totalled $190,420,997.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005

10.  AFFILIATED TRANSACTIONS*

     Investments representing 5% or more of the outstanding voting securities of a portfolio company of a fund result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Mid Cap Value Series of the Security Equity Fund as of September 30, 2005 amounted to $3,656,787 which represents 0.65% of net assets. There were no affiliated companies held in any other Fund or Series. Transactions in the Security Mid Cap Value Series during the year ended September 30, 2005 in which the portfolio company is an "affiliated person" are as follows:

                                          THERMOENERGY   THERMOENERGY
                           HYDROGEN        CORPORATION    CORPORATION
                       CORPORATION, LLC       PIPES        WARRANTS
                       ----------------   ------------   ------------
SEPTEMBER 30, 2004
Balance
   Shares                         --               --             --
   Cost                   $       --       $       --     $       --
Gross Additions
   Shares                    547,442        1,745,000      1,745,000
   Cost                   $2,443,018       $1,646,500     $  447,500
Gross Reductions
   Shares                         --               --             --
   Cost                   $       --       $       --     $       --

SEPTEMBER 30, 2005
Balance
   Shares                    547,442        1,745,000      1,745,000
   Cost                   $2,443,018       $1,646,500     $  447,500
Realized Gain/(Loss)              --               --             --
Investment Income                 --               --             --

* As a result of the Security Mid Cap Values Series' beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

11.  SUBSEQUENT EVENT

     At a meeting held on November 18, 2005, the Board of Directors of the Security Equity Fund (the "Fund") approved a plan of reorganization for the Security Equity Fund, Large Cap Growth Series and Social Awareness Series. Under the proposed plan of reorganization, all the assets and liabilities of the Large Cap Growth Series and Social Awareness Series would be merged into the Security Equity Fund Select 25 Series on approximately May 1, 2006. The plan of reorganization is contingent upon the approval of shareholders of record in Security Large Cap Growth Series and Social Awareness Series as of February 21, 2006.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

SECURITY LARGE CAP VALUE FUND, SECURITY EQUITY FUND AND SECURITY MID CAP GROWTH FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Equity Fund (comprised of Alpha Opportunity, Enhanced Index, Equity, Global, Large Cap Growth, Mid Cap Value, Select 25(R), Small Cap Growth and Social Awareness Series), Security Large Cap Value Fund and Security Mid Cap Growth Fund (the Funds) as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective entities/series constituting the Funds at September 30, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ ERNST & YOUNG LLP

Kansas City, Missouri
November 11, 2005
except for Note 11, as to which the date is November 18, 2005

Directors and Officers (unaudited)
The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.

DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED***                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------                -------------------------------------------
Donald A. Chubb, Jr.**         Business broker, Griffith & Blair Realtors
(12-14-46)
1994

Harry W. Craig, Jr.**          Chairman, CEO, Secretary & Director, The Martin
(05-11-39)                     Tractor Company, Inc.; President & Director, The
2004                           Martin Tractor Company, Inc.

Penny A. Lumpkin**             Partner, Vivians' Gift Shop (Corporate Retail)
(08-20-39)                     Vice President, Palmer Companies, Inc. (Small
1993                           Business and Shopping Center Development)
                               Vice President, PLB (Real Estate Equipment
                               Leasing) Vice President, Town Crier (Retail)
                               Prior to 1999:
                               Vice President & Treasurer, Palmer News, Inc.
                               Vice President, M/S News, Inc.
                               Secretary, Kansas City Periodicals
                               Prior to 2002:
                               Vice President, Bellaire Shopping Center
                               (Managing and Leasing)
                               Partner, Goodwin Enterprises (Retail)

Maynard F. Oliverius**         President & Chief Executive Officer,
(12-18-43)                     Stormont-Vail HealthCare
1998

John D. Cleland*               Retired. Prior to January 1, 2003, Senior Vice
(05-01-36)                     President, Security Benefit Group, Inc. &
1991 (Director)                Security Benefit Life Insurance Company
2000 (Chairman of the Board)

Michael G. Odlum*              President & Managing Member Representative,
(01-12-52)                     Security Management Company, LLC
2004 (President)               Senior Vice President and Chief Investment
2004 (Director)                Officer, Security Corporation and
                               Security Benefit Life Insurance Company
                               Director, Security Distributors, Inc.
                               Director, Vice President and Chief Investment
                               Officer, First Security Benefit Life Insurance
                               and Annuity Company of New York
                               President & Chief Operating Officer,
                               Allied Investment Advisors,
                               Inc. Principal, Vanguard Group

* These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Fund's Investment Manager and/or the parent of the Investment Manager.

** These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Fund.

*** Each director oversees 34 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

OFFICERS

NAME
(DATE OF BIRTH)
TITLE
YEAR ELECTED*                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------                -------------------------------------------
Steven M. Bowser               Vice President & Senior Portfolio Manager,
(02-11-60)                     Security Management Company, LLC;
Vice President                 Vice President, Security Benefit Life Insurance
2003                           Company

Christina Fletcher             Vice President & Portfolio Manager, Security
(07-25-72)                     Management Company, LLC
Vice President                 Credit Analyst/Portfolio Manager, Horizon Cash
2005                           Management
                               Senior Money Market Trader, Scudder Investments

Brenda M. Harwood              Assistant Vice President, Chief Compliance
(11-03-63)                     Officer & Treasurer, Security Management Company,
Treasurer                      LLC;
1988                           Assistant Vice President, Security Benefit Life
                               Insurance Company
                               Vice President & Director, Security Distributors,
                               Inc.

Richard J. King                Vice President & Head of Fixed Income, Security
(03-59)                        Management Company, LLC;
Vice President                 Partner, Head of Portfolio Management, INVESCO
2005

Mark Lamb                      Vice President, Security Management Company, LLC,
(02-03-60)                     Vice President, Security Benefit Life Insurance
Vice President                 Company
2003

Amy J. Lee                     Secretary, Security Management Company, LLC &
(06-05-61)                     Security Distributors, Inc.;
Secretary                      Vice President, Associate General Counsel &
1987                           Assistant Secretary,
                               Security Benefit Life Insurance Company

Mark Mitchell                  Vice President & Portfolio Manager, Security
(08-24-64)                     Management Company, LLC
Vice President
2003

Christopher Phalen             Vice President & Portfolio Manager, Security
(11-9-70)                      Management Company, LLC;
Vice President                 Vice President, Security Benefit Life Insurance
2002                           Company

James P. Schier                Vice President & Senior Portfolio Manager,
(12-28-57)                     Security Management Company, LLC;
Vice President                 Vice President, Security Benefit Life Insurance
1998                           Company

Cindy L. Shields               Vice President & Head of Equity Asset Management,
(06-05-67)                     Security Management Company, LLC,
Vice President                 Vice President, Security Benefit Life Insurance
1988                           Company

Christopher D. Swickard        Assistant Secretary, Security Management Company,
(10-09-65)                     LLC;
Assistant Secretary Company    Second Vice President & Counsel,
1996                           Security Benefit Life Insurance

David G. Toussaint             Assistant Vice President & Portfolio Manager,
(10-10-66)                     Security Management Company, LLC;
Vice President                 Assistant Vice President, Security Benefit Lfe
2001                           Insurance Company

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

TAX INFORMATION (unaudited)

In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including short-term capital gains) attributable to the fiscal year ended September 30, 2005, which qualify for the dividends received deduction for corporate shareholders is 100% for the Mid Cap Value Series and 4% for the Alpha Opportunity Series.

For the fiscal year ended September 30, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended September 30, 2005, taxed at the maximum rate of 15% is 100% for the Mid Cap Value Series and 5% for the Alpha Opportunity Series.

OTHER INFORMATION

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information ("SAI") includes additional information about the Funds' Directors and is available upon request without charge by calling 1-800-888-2461.

THE SECURITY GROUP OF MUTUAL FUNDS

Security Equity Fund

     -    Alpha Opportunity Series

     -    Enhanced Index Series

     -    Equity Series

     -    Global Series

     -    Large Cap Growth Series

     -    Mid Cap Value Series

     -    Select 25(R) Series

     -    Small Cap Growth Series

     -    Social Awareness Series

Security Large Cap Value Fund

Security Mid Cap Growth Fund

Security Income Fund

     -    Diversified Income Series

     -    High Yield Series

     -    Income Opportunity Series

     -    Capital Preservation Series

Security Cash Fund

                      SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Harry W. Craig, Jr.
Penny A. Lumpkin
Michael G. Odlum
Maynard F. Oliverius

OFFICERS
John D. Cleland, Chairman of the Board
Michael G. Odlum, President
Steve M. Bowser, Vice President
Christina Fletcher, Vice President
Richard J. King, Vice President
Mark Lamb, Vice President
Mark Mitchell, Vice President
James P. Schier, Vice President
Cindy L. Shields, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

                                                              ------------------
(SECURITY BENEFIT(SM) LOGO)                                   Presorted Standard
Security Distribution, Inc.                                      U.S. Postage
                                                                     PAID
                                                               Carol Stream, IL
                                                                 Permit No. 1
                                                              ------------------

One Security Benefit Place - Topeka, Kansas 66636-0001 - securitybenefit.com

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $9,000 in 2004 and $10,000 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005. These services consisted of a review of the Registrant's semi-annual financial statements. These services consisted of a review of the Registrant's semi-annual financial statements, the amounts are rounded to the nearest thousand.

      The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $18,000 in 2004 and $17,000 in 2005, which related to the review of the transfer agent function.(1)

      ----------

      (1)Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the information here represents only fees for pre-approved non-audit services rendered after May 6, 2003, to Service Affiliates.

(c) Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,000 in 2004 and $3,000 in 2005. These services consisted of (i) review (in
      2003)or preparation (in 2004)of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments,
      (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

      The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.(2)

      ----------

      (2)Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve Tax Services. Therefore, the information here represents only fees for pre-approved Tax Services rendered after May 6, 2003, to Service Affiliates.

(d) All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2004 and $0 in 2005.

      The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.(3)

      ----------

      (3)Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve these services. Therefore, the information here represents only fees for pre-approved services rendered after May 6, 2003, to Service Affiliates.

(e)   (1)   Audit Committee Pre-Approval Policies and Procedures. The
            Registrant's Audit Committee has established policies and procedures for pre-approval of the auditor's engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence as specified in applicable rules.

(e)   (2)   Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)   Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,000 in 2004 and $20,000 in 2005.

(h) Auditor Independence. The Registrant's Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)   (1)   Code of Ethics pursuant to Item 2 above.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SECURITY LARGE CAP VALUE FUND

                                        By:   MICHAEL G. ODLUM
                                              ----------------------------------
                                              Michael G. Odlum, President

                                        Date: December 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By:   MICHAEL G. ODLUM
                                              ----------------------------------
                                              Michael G. Odlum, President

                                        Date: December 9, 2005

                                        By:   BRENDA M. HARWOOD
                                              ----------------------------------
                                              Brenda M. Harwood, Treasurer

                                        Date: December 9, 2005